                                                                    EXHIBIT 10.1

                                                                CONFORMED COPY




                                CREDIT AGREEMENT

                            DATED AS OF JULY 31, 2003

                                      among

                   THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                 as the Lenders

                                       and

                              BANK OF AMERICA, N.A.

                                  as the Agent

                       BANC OF AMERICA SECURITIES LLC,

                  as the Sole Lead Arranger and Book Manager

                                       and

                          WESTLAKE CHEMICAL CORPORATION

              and each other Person listed on SCHEDULE 1 hereto,

                                as the Borrowers

                                  $200,000,000
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                                TABLE OF CONTENTS
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Section                                                                                Page
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
ARTICLE 1 LOANS AND LETTERS OF CREDIT.......................................            1

      1.1   Total Facility..................................................            1
      1.2   Revolving Loans.................................................            1
      1.3   Letters of Credit...............................................            4
      1.4   Bank Products...................................................            7

ARTICLE 2 INTEREST AND FEES.................................................            7

      2.1   Interest........................................................            7
      2.2   Continuation and Conversion Elections...........................            8
      2.3   Maximum Interest Rate...........................................            9
      2.4   Closing Fee.....................................................            9
      2.5   Unused Line Fee.................................................            9
      2.6   Letter of Credit Fee............................................           10

ARTICLE 3 PAYMENTS AND PREPAYMENTS..........................................           10

      3.1   Revolving Loans.................................................           10
      3.2   Full or Partial Termination of Facility.........................           10
      3.3   Prepayments of the  Loans.......................................           11
      3.4   LIBOR Rate Loan Prepayments.....................................           12
      3.5   Payments by the Borrowers.......................................           12
      3.6   Payments as Revolving Loans.....................................           12
      3.7   Apportionment, Application and Reversal of Payments.............           12
      3.8   Indemnity for Returned Payments.................................           13
      3.9   Agent's and Lenders' Books and Records; Monthly Statements......           13

ARTICLE 4 TAXES, YIELD PROTECTION AND ILLEGALITY............................           14

      4.1   Taxes...........................................................           14
      4.2   Illegality......................................................           14
      4.3   Increased Costs and Reduction of Return.........................           15
      4.4   Funding Losses..................................................           15
      4.5   Inability to Determine Rates....................................           16
      4.6   Certificates of the Agent.......................................           16
      4.7   Survival........................................................           16

ARTICLE 5 BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES.................           16

      5.1   Books and Records...............................................           16
      5.2   Financial Information...........................................           16
      5.3   Notices to the Lenders..........................................           19

ARTICLE 6 GENERAL WARRANTIES AND REPRESENTATIONS............................           21

      6.1   Authorization, Validity, and Enforceability of this
            Agreement and the Loan Documents................................           21
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                                       i
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
      6.2   Validity and Priority of Security Interest......................           21
      6.3   Organization and Qualification..................................           22
      6.4   Corporate Name; Prior Transactions..............................           22
      6.5   Subsidiaries and Affiliates.....................................           22
      6.6   Financial Statements and Projections............................           22
      6.7   Capitalization..................................................           22
      6.8   Solvency........................................................           23
      6.9   Debt............................................................           23
      6.10  Distributions...................................................           23
      6.11  Real Estate; Leases.............................................           23
      6.12  Proprietary Rights..............................................           23
      6.13  Trade Names.....................................................           23
      6.14  Litigation......................................................           23
      6.15  Labor Disputes..................................................           23
      6.16  Environmental Laws..............................................           24
      6.17  No Violation of Law.............................................           25
      6.18  No Default......................................................           25
      6.19  ERISA Compliance................................................           25
      6.20  Taxes...........................................................           26
      6.21  Regulated Entities..............................................           26
      6.22  Use of Proceeds; Margin Regulations.............................           26
      6.23  Copyrights, Patents, Trademarks and Licenses, etc...............           26
      6.24  No Material Adverse Change......................................           26
      6.25  Full Disclosure.................................................           26
      6.26  Material Agreements.............................................           27
      6.27  Bank Accounts...................................................           27
      6.28  Governmental Authorization......................................           27
      6.29  No Restrictions.................................................           27

ARTICLE 7 AFFIRMATIVE AND NEGATIVE COVENANTS................................           27

      7.1   Taxes and Other Obligations.....................................           27
      7.2   Legal Existence and Good Standing...............................           27
      7.3   Compliance with Law and Agreements; Maintenance of
            Licenses; Amendments to Bond Debt and Fixed Asset Loan..........           28
      7.4   Maintenance of Property; Inspection of Property.................           28
      7.5   Insurance.......................................................           28
      7.6   Insurance and Condemnation Proceeds.............................           29
      7.7   Environmental Laws..............................................           29
      7.8   Compliance with ERISA...........................................           30
      7.9   Mergers, Consolidations, or Sales...............................           30
      7.10  Distributions; Capital Change; Restricted Investments...........           30
      7.11  Transactions Affecting Collateral or Obligations................           31
      7.12  Guaranties......................................................           31
      7.13  Debt............................................................           31
      7.14  Prepayment/Prepayment of Debt...................................           32
      7.15  Transactions with Affiliates....................................           32
      7.16  Business Conducted..............................................           33
      7.17  Liens...........................................................           33
      7.18  Sale and Leaseback Transactions.................................           33
      7.19  New Subsidiaries................................................           33

                                       ii
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
      7.20  Fiscal Year.....................................................           33
      7.21  Fixed Charge Coverage Ratio.....................................           33
      7.22  Use of Proceeds.................................................           33
      7.23  Collateral......................................................           33
      7.24  Tax Shelter Regulations.........................................           34
      7.25  Permitted Debt under Bond Debt and Fixed Asset Loan.............           34
      7.26  Permitted Acquisitions..........................................           34
      7.27  Excluded Deposit Accounts.......................................           35
      7.28  Fixed Asset Loan Collateral Account.............................           35
      7.29  Further Assurances..............................................           35

ARTICLE 8 CONDITIONS OF LENDING.............................................           35

      8.1   Conditions Precedent to Making of Loans on the Closing Date.....           35
      8.2   Conditions Precedent to Each Loan...............................           38

ARTICLE 9 DEFAULT; REMEDIES.................................................           38

      9.1   Events of Default...............................................           38
      9.2   Remedies........................................................           41

ARTICLE 10 TERM AND TERMINATION.............................................           42

      10.1  Term and Termination............................................           42

ARTICLE 11 AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS.....           42

      11.1  Amendments and Waivers..........................................           42
      11.2  Assignments; Participations.....................................           44

ARTICLE 12 THE AGENT........................................................           45

      12.1  Appointment and Authorization...................................           45
      12.2  Delegation of Duties............................................           46
      12.3  Liability of Agent..............................................           46
      12.4  Reliance by Agent...............................................           46
      12.5  Notice of Default...............................................           47
      12.6  Credit Decision.................................................           47
      12.7  Indemnification.................................................           47
      12.8  Agent in Individual Capacity....................................           47
      12.9  Successor Agent.................................................           48
      12.10 Withholding Tax.................................................           48
      12.11 Collateral Matters..............................................           49
      12.12 Restrictions on Actions by Lenders; Sharing of Payments.........           50
      12.13 Agency for Perfection...........................................           51
      12.14 Payments by Agent to Lenders....................................           51
      12.15 Settlement......................................................           51
      12.16 Letters of Credit; Intra-Lender Issues..........................           54
      12.17 Concerning the Collateral and the Related Loan Documents........           55
      12.18 Field Audit and Examination Reports; Disclaimer by Lenders......           56
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                                      iii
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
      12.19 Relation Among Lenders..........................................           56
      12.20 Co-Agents.......................................................           56

ARTICLE 13 MISCELLANEOUS....................................................           56

      13.1  No Waivers; Cumulative Remedies.................................           56
      13.2  Severability....................................................           57
      13.3  Governing Law; Choice of Forum; Service of Process..............           57
      13.4  WAIVER OF JURY TRIAL............................................           58
      13.5  Survival of Representations and Warranties......................           58
      13.6  Other Security and Guaranties...................................           58
      13.7  Fees and Expenses...............................................           59
      13.8  Notices.........................................................           59
      13.9  Waiver of Notices...............................................           60
      13.10 Binding Effect..................................................           60
      13.11 Indemnity of the Agent, the Arranger, and the Lenders by
            the Borrower....................................................           60
      13.12 Limitation of Liability.........................................           61
      13.13 Final Agreement.................................................           61
      13.14 Counterparts....................................................           61
      13.15 Captions........................................................           62
      13.16 Right of Setoff.................................................           62
      13.17 Confidentiality.................................................           62
      13.18 Conflicts with Other Loan Documents.............................           63
      13.19 Westlake as Agent...............................................           63

                                       iv
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                         ANNEXES, EXHIBITS AND SCHEDULES


ANNEX A - DEFINED TERMS

EXHIBIT A - FORM OF NOTE

EXHIBIT B - FORM OF BORROWING BASE CERTIFICATE

EXHIBIT C - FORM OF OBLIGATION GUARANTY

EXHIBIT D - FORM OF NOTICE OF BORROWING

EXHIBIT E - FORM OF NOTICE OF CONTINUATION/CONVERSION

EXHIBIT F - FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

EXHIBIT G - FORM OF COMPLIANCE CERTIFICATE


SCHEDULE 1 - BORROWERS

SCHEDULE 1.2 - LENDERS' COMMITMENTS

SCHEDULE 6.3 - ORGANIZATION AND QUALIFICATIONS

SCHEDULE 6.4 - PRIOR CORPORATE NAMES

SCHEDULE 6.5 - SUBSIDIARIES AND AFFILIATES

SCHEDULE 6.9 - DEBT AND LIENS

SCHEDULE 6.11 - REAL ESTATE; LEASES

SCHEDULE 6.12 - PROPRIETARY RIGHTS

SCHEDULE 6.13 - TRADE NAMES

SCHEDULE 6.14 - LITIGATION

SCHEDULE 6.15 - LABOR DISPUTES

SCHEDULE 6.16 - ENVIRONMENTAL LAW

SCHEDULE 6.19 - ERISA COMPLIANCE

SCHEDULE 6.26 - MATERIAL AGREEMENTS

SCHEDULE 6.27 - BANK ACCOUNTS

SCHEDULE 7.10 - EXISTING INVESTMENTS

SCHEDULE 7.17 - EXISTING LIENS

                                CREDIT AGREEMENT

         This Credit Agreement, dated as of July 31, 2003, (this "Agreement") among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS"), BANK OF AMERICA, N.A. with an office at 55 S. Lake Avenue, Suite 900, Pasadena, CA 91101, as agent for the Lenders (in its capacity as agent, the "AGENT"), and WESTLAKE CHEMICAL CORPORATION, a Delaware corporation ("WESTLAKE") and certain of its domestic subsidiaries listed on SCHEDULE 1 hereto, each with offices at 2801 Post Oak Boulevard, Houston, Texas 77056 (each a "BORROWER" and collectively, all Borrowers, including Westlake, the "BORROWERS").

                             W I T N E S S E T H:

         WHEREAS, the Borrowers have requested the Lenders to make available to the Borrowers a revolving line of credit for loans and letters of credit in an amount not to exceed $200,000,000, and which extensions of credit the Borrowers will use for the purposes permitted hereunder;

         WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in ANNEX A which is attached hereto and incorporated herein; the rules of construction contained therein shall govern the interpretation of this Agreement, and all Annexes, Exhibits, and Schedules attached hereto are incorporated herein by reference;

         WHEREAS, the Lenders have agreed to make available to the Borrowers a revolving credit facility upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, and the Borrowers hereby agree as follows.

                                   ARTICLE 1
                           LOANS AND LETTERS OF CREDIT

         1.1 Total Facility. Subject to all of the terms and conditions of this Agreement, the Lenders agree to make available a total credit facility of up to $200,000,000 (the "TOTAL FACILITY") to the Borrowers from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit described herein.

         1.2 Revolving Loans.

            (a) (i) Amounts. Subject to the satisfaction of the conditions precedent set forth in ARTICLE 8, each Lender severally, but not jointly, agrees, upon any Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the "REVOLVING LOANS") to the Borrowers in amounts not to exceed such Lender's Pro Rata Share of Availability, except for Non-Ratable Loans and Agent Advances. The Lenders, however, in their unanimous discretion, may elect to make Revolving Loans or issue or arrange to have issued Letters of Credit in excess of the Borrowing Base but not in excess of the Maximum Revolver Amount on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Borrowing Base or to be obligated to exceed such limits on any other occasion. If any Borrowing would exceed Availability, the Lenders may refuse to make or may otherwise restrict the making of Revolving Loans as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of SECTION 1.2(I).

            (ii) The Borrowers shall execute and deliver to each Lender requesting a note, a note to evidence the Revolving Loan of that Lender. Each note shall be in the principal amount of the requesting Lender's Pro Rata Share of the Maximum Revolver Amount, dated the date hereof and substantially in the form of EXHIBIT A (each a "NOTE" and, collectively, the "NOTES"). Each Note shall represent the obligation of the Borrowers to pay the amount of the requesting Lender's Pro Rata Share of the Maximum Revolver Amount, or, if less, such Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Loans to the Borrowers together with interest thereon as prescribed in
SECTION 2.1. The entire unpaid balance of the Revolving Loan and all other non-contingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination Date.

         (b) Procedure for Borrowing.

            (i) Each Borrowing shall be made upon any Borrower's irrevocable written notice delivered to the Agent in the form of a notice of borrowing in substantially the form of EXHIBIT E ("NOTICE OF BORROWING") and signed by Westlake, on its behalf and as agent for the other Borrowers, which Notice of Borrowing shall be received by the Agent prior to (i) 12:00 noon (Houston, Texas time) three (3) Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (ii) 11:00 a.m. (Houston, Texas time) on the requested Funding Date, in the case of Base Rate Loans, specifying:

            (A) the amount of the Borrowing, which in the case of a LIBOR Rate Loan must equal or exceed $5,000,000 (and integral increments of $1,000,000 in excess of such amount);

            (B) the requested Funding Date, which must be a Business Day;

            (C) whether the Revolving Loans requested are to be Base Rate Loans or LIBOR Rate Loans (and if not specified, it shall be deemed a request for a Base Rate Loan);

            (D) the duration of the Interest Period for LIBOR Rate Loans (and if not specified, it shall be deemed a request for an Interest Period of one month); and

            (E) the Borrower or Borrowers which are to receive all or any portion of such Borrowing and the amount of such Borrowing to be advanced to such Borrower or Borrowers.

            provided, however, that with respect to the Borrowing to be made on the Closing Date, such Borrowings will consist of Base Rate Loans only.

            (ii) In lieu of delivering a Notice of Borrowing, the Borrowers may give the Agent telephonic notice of such request for advances to the Designated Account on or before the deadline set forth above. The Agent at all times shall be entitled to rely on such telephonic notice in making such Revolving Loans, regardless of whether any written confirmation is received.

            (iii) The Borrowers shall have no right to request a LIBOR Rate Loan while a Default or Event of Default has occurred and is continuing.

            (c) Reliance upon Authority. Prior to the Closing Date, the Borrowers shall deliver to the Agent, a notice setting forth the account of the Borrowers ("DESIGNATED ACCOUNT") to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested hereunder. The Borrowers may designate a replacement account from time to time by written notice. All such Designated Accounts must be reasonably satisfactory to the Agent. The Agent is entitled to rely conclusively on any person's request for Revolving Loans on behalf of the Borrowers, so long as the proceeds thereof are to be transferred to the Designated Account. The Agent has no duty to verify the identity of any individual representing himself or herself as a person authorized by the Borrowers to make such requests on its behalf.

            (d) No Liability. The Agent shall not incur any liability to the Borrowers as a result of acting upon any notice referred to in SECTIONS 1.2(B) and (C), which the Agent believes in good faith to have been given by an officer or other person duly authorized by any Borrowers to request Revolving Loans on its behalf. The crediting of Revolving Loans to the Designated Account conclusively establishes the obligation of the Borrowers to repay such Revolving Loans as provided herein.

            (e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to SECTION 1.2(B) shall be irrevocable. The Borrowers shall be bound to borrow the funds requested therein in accordance therewith.

            (f) Agent's Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof), the Agent shall elect to have the terms of SECTION 1.2(G) or the terms of SECTION 1.2(H) apply to such requested Borrowing. If the Bank declines in its sole discretion to make a Non-Ratable Loan pursuant to SECTION 1.2(H), the terms of SECTION 1.2(G) shall apply to the requested Borrowing.

            (g) Making of Revolving Loans. If Agent elects to have the terms of this SECTION 1.2(G) apply to a requested Borrowing, then promptly after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy, telephone or e-mail of the requested Borrowing. Each Lender shall transfer its Pro Rata Share of the requested Borrowing available to the Agent in immediately available funds, to the account from time to time designated by Agent, not later than 12:00 noon (Houston, Texas time) on the applicable Funding Date. After the Agent's receipt of all proceeds of such Revolving Loans, the Agent shall make the proceeds of such Revolving Loans available to the Borrowers on the applicable Funding Date by transferring same day funds to the Designated Account; provided, however, that the amount of Revolving Loans so made on any date shall not exceed the Availability on such date.

            (h) Making of Non-Ratable Loans.

               (i) If any Borrower requests a Base Rate Loan and Agent elects, with the consent of the Bank, to have the terms of this SECTION 1.2(H) apply to a requested Borrowing, the Bank shall make a Revolving Loan in the amount of that Borrowing available to the Borrowers on the applicable Funding Date by transferring same day funds to the Designated Account. Each Revolving Loan made solely by the Bank pursuant to this SECTION 1.2(H) is herein referred to as a "NON-RATABLE LOAN", and such Revolving Loans are collectively referred to as the "NON-RATABLE LOANS." Each Non-Ratable Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account. The aggregate amount of Non-Ratable Loans outstanding at any time shall not exceed $20,000,000. The Agent shall not request the Bank to make any Non-Ratable Loan if (1) the Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in ARTICLE 8 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (2) the requested Borrowing would exceed Availability on that Funding Date.

               (ii) The Non-Ratable Loans shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Loans and Obligations hereunder.

            (i) Agent Advances.

               (i) Subject to the limitations set forth below, the Agent is authorized by the Borrowers and the Lenders, from time to time in the Agent's sole discretion, (A) after the occurrence of a Default or an Event of Default, or (B) at any time that any of the other conditions precedent set forth in
ARTICLE 8 have not been satisfied, to make Base Rate Loans to the Borrowers on behalf of the Lenders in an aggregate amount outstanding at any time not to exceed 5% of the Borrowing Base but not in excess of the Maximum Revolver Amount which the Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (3) to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including costs, fees, and expenses as described in SECTION 13.7 (any of such advances are herein referred to as "AGENT ADVANCES"); provided, that the Majority Lenders may at any time revoke the Agent's authorization to make Agent Advances. Any such revocation must be in writing and shall become effective prospectively upon the Agent's receipt thereof.

               (ii) The Agent Advances shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Loans and Obligations hereunder.

         1.3 Letters of Credit.

            (a) Agreement to Issue or Cause To Issue. Subject to the terms and conditions of this Agreement, the Agent agrees (i) to cause the Letter of Credit Issuer to issue, and to amend or renew Letters of Credit previously issued by it in accordance with this SECTION 1.3, for the account of any Borrower one or more commercial/documentary and standby letters of credit (each a "LETTER OF CREDIT" and collectively, the "LETTERS OF CREDIT") and/or (ii) to provide credit support or other enhancement to a Letter of Credit Issuer acceptable to the Agent, which issues a Letter of Credit for the account of any Borrower (any such credit support or enhancement being herein referred to as a "CREDIT SUPPORT") from time to time during the term of this Agreement.

            (b) Amounts; Outside Expiration Date. The Agent shall not have any obligation to issue or cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (i) the maximum face amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrowers in connection with the opening thereof would exceed Availability at such time; or (iii) such Letter of Credit has an expiration date less than 30 days prior to the Stated Termination Date or more than twelve (12) months from the date of issuance for standby letters of credit and 180 days from the date of issuance for documentary letters of credit; provided that any Letter of Credit issued in connection with the IRB may have an expiration date of not later than the Termination Date. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, written notice that it declines to consent to any such extension or renewal at least thirty (30) days prior to the date on which the Letter of Credit Issuer is entitled to decline to extend or renew the Letter of Credit. If all of the requirements of this SECTION 1.3 are met and no Default or Event of Default has occurred and is continuing, no Lender shall decline to consent to any such extension or renewal.

            (c) Other Conditions. In addition to conditions precedent contained in ARTICLE 8, the obligation of the Agent to issue or to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner reasonably satisfactory to the Agent:

               (i) The Borrowers shall have delivered to the Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to such Letter of Credit Issuer and reasonably satisfactory to the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form, terms and purpose of the proposed Letter of Credit shall be reasonably satisfactory to the Agent and the Letter of Credit Issuer; and

               (ii) As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

            (d) Issuance of Letters of Credit.

               (i) Request for Issuance. The Borrowers must notify the Agent of a requested Letter of Credit at least three (3) Business Days prior to the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit requested, the Business Day of issuance of such requested Letter of Credit, whether such Letter of Credit is standby, commercial, or documentary, whether such Letter of Credit may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Borrowers shall attach to such notice the proposed form of the Letter of Credit.

               (ii) Responsibilities of the Agent; Issuance. As of the Business Day immediately preceding the requested issuance date of the Letter of Credit, the Agent shall determine the amount of the applicable Unused Letter of Credit Subfacility and Availability. If (A) the face amount of the requested Letter of Credit is less than the Unused Letter of Credit Subfacility and (B) the amount of such requested Letter of Credit and all commissions, fees, and charges due from the Borrowers in connection with the opening thereof would not exceed Availability, the Agent shall cause the Letter of Credit Issuer to issue the requested Letter of Credit on the requested issuance date so long as the other conditions hereof are met.

               (iii)No Extensions or Amendment. The Agent shall not be obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this SECTION 1.3 are met as though a new Letter of Credit were being requested and issued.

            (e) Payments Pursuant to Letters of Credit. The Borrowers joint and severally agree to reimburse immediately the Letter of Credit Issuer for any draw under any Letter of Credit and the Agent for the account of the Lenders upon any payment pursuant to any Credit Support, and to pay the

Letter of Credit Issuer the amount of all other charges and fees payable to the Letter of Credit Issuer in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which any Borrower may have at any time against the Letter of Credit Issuer or any other Person. Each drawing under any Letter of Credit shall constitute a request by the Borrowers to the Agent for a Borrowing of a Base Rate Loan in the amount of such drawing. The Funding Date with respect to such Borrowing shall be the date of such drawing.

            (f) Indemnification; Exoneration; Power of Attorney.

               (i) Indemnification. In addition to amounts payable as elsewhere provided in this SECTION 1.3, the Borrowers joint and severally agree to protect, indemnify, pay, and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent (other than a Lender in its capacity as a Letter of Credit Issuer) may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support or enhancement in connection therewith. The Borrowers' obligations under this Section shall survive payment of all other Obligations.

               (ii) Assumption of Risk by the Borrower. As among the Borrowers, the Lenders, and the Agent, the Borrowers joint and severally assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for and the Borrowers shall not be relieved of any of their obligations hereunder on account of: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or (I) the Letter of Credit Issuer's honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this SECTION 1.3(F). Nothing set forth herein shall prevent Borrowers, following reimbursement in respect of any Letter of Credit, from asserting claims against the Letter of Credit Issuer for any honor of any Letter of Credit constituting gross negligence or willful misconduct.

               (iii)Exoneration. Without limiting the foregoing, no action or omission whatsoever by the Agent or any Lender (excluding any Lender in its capacity as a Letter of Credit Issuer) shall result in any liability of the Agent or any Lender to any Borrower, or relieve any Borrower of any of its obligations hereunder to any such Person.

               (iv) Rights Against Letter of Credit Issuer. Nothing contained in this Agreement is intended to limit the Borrowers' rights, if any, with respect to the Letter of Credit Issuer, which arise as a result of the letter of credit application and related documents executed by and between the Borrowers and the Letter of Credit Issuer.

               (v) Account Party. The Borrowers hereby authorize and direct any Letter of Credit Issuer to name any Borrower as the "ACCOUNT PARTY" therein and to deliver to the Agent all instruments, documents, and other writings and property received by the Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

            (g) Supporting Letter of Credit; Cash Collateral. If, notwithstanding the provisions of SECTION 1.3(B) and SECTION 10.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination the Borrowers shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit or Credit Support then outstanding, a standby letter of credit (a "SUPPORTING LETTER OF CREDIT") in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support. Such Supporting Letter of Credit shall be held by the Agent, for the ratable benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding.

         1.4 Bank Products. The Borrowers may request and the Agent may, in its sole and absolute discretion, arrange for the Borrowers to obtain from the Bank or the Bank's Affiliates, Bank Products, although the Borrowers are not required to do so. If Bank Products are provided by an Affiliate of the Bank, the Borrowers agree to indemnify and hold the Agent, the Bank, and the Lenders harmless from any and all costs and obligations now or hereafter incurred by the Agent, the Bank, or any of the Lenders which arise from any indemnity given by the Agent to its Affiliates related to such Bank Products; provided, however, nothing contained herein is intended to limit any Borrower's rights, with respect to the Bank or its Affiliates, if any, which arise as a result of the execution of documents by and between any Borrower and the Bank or its Affiliates, as the case may be, which relate to Bank Products or the provision of the Bank Products pursuant thereto. The agreement contained in this Section shall survive termination of this Agreement. Each Borrower acknowledges and agrees that the obtaining of Bank Products from the Bank or the Bank's Affiliates (a) is in the sole and absolute discretion of the Bank or the Bank's Affiliates, and (b) is subject to all rules and regulations of the Bank or the Bank's Affiliates.

                                   ARTICLE 2
                                INTEREST AND FEES

         2.1 Interest.

            (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate plus the Applicable Margin as set forth below, but not to exceed the Maximum Rate. If at any time Loans are outstanding with respect to which the Borrowers have not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, those Loans shall bear interest at a rate determined by reference to the Base Rate (unless the Default Rate has been effected by the Agent and the Required Lenders pursuant to SECTION 2.1(B)) until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

               (i) For all Base Rate Loans and other Obligations (other than LIBOR Rate Loans) at a fluctuating per annum rate equal to the Base Rate plus the Applicable Margin; and

               (ii) For all LIBOR Rate Loans at a per annum rate equal to the LIBOR Rate plus the Applicable Margin.

Each change in the Base Rate shall be reflected in the interest rate applicable to Base Rate Loans as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). The Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest accrued on all Base Rate Loans in arrears on the first day of each month hereafter and on the Termination Date. The Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest on all LIBOR Rate Loans in arrears on each LIBOR Interest Payment Date.

            (b) Default Rate. If any Event of Default occurs and is continuing and the Agent or the Required Lenders in their discretion so elect, then, while any such Event of Default is continuing, all of the Obligations shall bear interest at the Default Rate applicable thereto.

         2.2 Continuation and Conversion Elections.

            (a) The Borrowers may:

               (i) elect, as of any Business Day, in the case of Base Rate Loans, to convert any Base Rate Loans (or any part thereof in an amount not less than $5,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into LIBOR Rate Loans; or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans; provided further that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month.

            (b) Westlake, on its behalf and as agent for the other Borrowers, shall deliver a notice of continuation/conversion ("NOTICE OF CONTINUATION/CONVERSION") to the Agent not later than 12:00 noon (Houston, Texas time) at least three (3) Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

               (i) the proposed Continuation/Conversion Date;

               (ii) the aggregate amount of Loans to be converted or renewed;

               (iii) the type of Loans resulting from the proposed conversion or continuation; and

               (iv) the duration of the requested Interest Period, provided, however, the Borrowers may not select an Interest Period that ends after the Stated Termination Date.

            (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrowers has failed to select timely a new Interest Period to be applicable to LIBOR Rate Loans or if any Default or Event of Default then exists, the Borrowers shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

            (d) The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

            (e) There may not be more than twelve (12) different LIBOR Rate Loans in effect hereunder at any time.

         2.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder (including any fees or other fees or other compensation which are deemed or determined to be interest) exceed the maximum rate legally chargeable by any Lender under applicable law for such Lender with respect to loans of the type provided for hereunder (the "MAXIMUM RATE"). If, for any period, any interest, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that period shall be the Maximum Rate, and, if in future periods, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this SECTION 2.3, have been paid or accrued if the interest rate otherwise set forth in this Agreement had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. If a court of competent jurisdiction determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Borrowers such excess.

         2.4 Closing Fee. Borrowers shall pay the Agent for its account the fees described in the Fee Letter (the "CLOSING FEE").

         2.5 Unused Line Fee. On the first day of each month hereafter and on the Termination Date, the Borrowers agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the "UNUSED LINE FEE") equal to the Applicable Margin for the Unused Line Fee times the amount by which the Maximum Revolver Amount exceeded the sum of the average daily outstanding principal amount of Revolving Loans and the average daily undrawn face amount of outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated for the first month hereafter or on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All principal payments received by the Agent shall be deemed to be credited to the Borrowers' Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this SECTION 2.5.

         2.6 Letter of Credit Fee. The Borrowers agree to pay (a) to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit, a per annum fee (the "LETTER OF CREDIT Fee") equal to the Applicable Margin for LIBOR Rate Loans multiplied by the stated amount of each Letter of Credit, (b) on the date of issuance of any Letter of Credit, to the Agent for the benefit of the Letter of Credit Issuer, a fronting fee of one-quarter of one percent (0.25%) per annum of the undrawn face amount of each Letter of Credit, and (c) on the date of issuance of any Letter of Credit, to the Letter of Credit Issuer, all out-of-pocket costs, fees and expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit is outstanding and on the Termination Date. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

                                   ARTICLE 3
                            PAYMENTS AND PREPAYMENTS

         3.1 Revolving Loans. The Borrowers shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrowers may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement. In addition, and without limiting the generality of the foregoing, upon demand, the Borrowers shall pay to the Agent, for account of the Lenders, the amount, without duplication, by which the Aggregate Revolver Outstandings exceeds the lesser of the Borrowing Base or the Maximum Revolver Amount.

         3.2 Full or Partial Termination of Facility.

                  (a) Termination of Facility. The Borrowers may terminate this Agreement upon at least thirty (30) days' notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and all fees payable under SECTION 2.5, and the cancellation and return of all outstanding Letters of Credit (or, in the alternative, with respect to Letters of Credit, providing (i) cash collateral for all remaining Letters of Credit in an amount equal to 110% of the aggregate face amounts of such Letters of Credit or (ii) a back-up letter of credit for each such Letter of Credit in form and substance and from an issuer acceptable to the Agent in its sole discretion), (b) the payment of the early termination fee set forth below, (c) the payment in full in cash of all reimbursable expenses and other Obligations, and (d) with respect to any LIBOR Rate Loans prepaid, payment of the amounts due under SECTION 4.4, if any.

                  (b) Partial Reduction of Facility. On and after August 1, 2004, the Borrowers may permanently reduce the Maximum Revolver Amount in increments of $25,000,000 but in no event shall the Maximum Revolver Amount be less than $100,000,000 (the amount of such reduction, the "PARTIAL TERMINATION AMOUNT") upon at least thirty (30) days' notice to the Agent and the Lenders, upon (a) the payment in full of any Revolving Loans, together with accrued interest thereon, to the extent such Revolving Loans exceed the Maximum Revolver Amount (after giving effect to such reduction) and (b) the payment of the early termination fee set forth below in respect of the Partial Termination Amount, regardless of whether the Partial Termination Amount is outstanding on the date of the partial reduction. Once reduced in accordance with this SECTION 3.2(B), the Maximum Revolver Amount may not be increased.

                  (c) Early Termination Fee. If this Agreement is terminated or the Maximum Revolver Amount is permanently reduced at any time prior to the Stated Termination Date, whether pursuant to this Section or pursuant to SECTION 9.2, the Borrowers shall pay to the Agent, in addition to other amounts payable hereunder, for the account of the Lenders, an early termination fee determined in accordance with the following table:


            PERIOD DURING WHICH
             EARLY TERMINATION                       EARLY TERMINATION
                  OCCURS                                  FEE
      ------------------------              ---------------------------------
      On or prior to the first              1.0% of the Maximum Revolver
      Anniversary Date                      Amount or the Partial Termination
                                            Amount, as applicable

      After the first Anniversary           0.5% of the Maximum Revolver
      Date but on or prior to the           Amount or the Partial Termination
      second Anniversary Date               Amount, as applicable

      After the second Anniversary          0% of the Maximum Revolver Amount Date
                                            or the Partial Termination Amount,
                                            as applicable


Notwithstanding the foregoing, payment of the early termination fee shall not be required in the event the Borrowers refinance the Total Facility with a credit facility arranged by the Bank.

         3.3 Prepayments of the Loans.

            (a) Immediately upon receipt by any Loan Party of proceeds of any Equity Issuance, the Borrowers shall prepay the Loans (without a reduction of the Maximum Revolver Amount) in an amount equal to 100% of all such proceeds to the extent any such proceeds are not paid to redeem the Bond Debt or prepay the Fixed Asset Loan, net of (i) commissions and other reasonable and customary transaction costs, fees, and expenses properly attributable to such transaction and payable by such Loan Party in connection therewith (in each case, paid to non-Affiliates), (ii) transfer taxes, and (iii) an appropriate reserve for taxes in accordance with GAAP in connection therewith.

            (b) To the extent set forth in this SECTION 3.3(B), immediately upon receipt by any Loan Party of proceeds from the sale of any Collateral (other than sales of Inventory in the ordinary course of business and any Term Priority Collateral to the extent such proceeds are applied to repay the Fixed Asset Loan or are used to acquire replacement assets as permitted by the Fixed Asset Loan) the Borrowers shall prepay the Loans in an amount equal to 100% of all such proceeds, net of (i) commissions and other reasonable and customary transaction costs, fees, and expenses properly attributable to such transaction and payable by such Loan Party in connection therewith (in each case, paid to non-Affiliates), (ii) transfer taxes, and (iii) appropriate amounts required to be reserved (in accordance with GAAP) for post-closing adjustments by any Loan Party in connection with such transaction, against any liabilities retained by any Loan Party after such transaction, which liabilities are associated with the asset or assets sold ("NET SALE PROCEEDS"). No payment from the Net Sale Proceeds shall be required hereunder to the extent Availability exceeds the amount of Revolving Loans outstanding on such date of determination. In addition, 100% of the Net Sale Proceeds shall be deducted from the calculation of the Borrowing Base, but such reduction shall not be deemed to be a permanent reduction of the Maximum Revolver Amount.

            (c) Prepayments from the proceeds of all Equity Issuances and dispositions of Collateral in accordance with SECTIONS 3.3(A) and 3.3(B), respectively, shall be applied as follows: first, to accrued interest with respect to the Revolving Loans, second, to pay the principal of the Revolving Loans, and third to cash collateralize outstanding Letters of Credit.

         3.4 LIBOR Rate Loan Prepayments. In connection with any prepayment, if any LIBOR Rate Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, the Borrowers shall pay to the Lenders the amounts described in SECTION 4.4.

         3.5 Payments by the Borrowers.

            (a) All payments to be made by the Borrowers shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Agent for the account of the Lenders, at the account designated by the Agent and shall be made in Dollars and in immediately available funds, no later than 12:00 noon (Houston, Texas time) on the date specified herein. Any payment received by the Agent after such time shall be deemed (for purposes of calculating interest only) to have been received on the following Business Day and any applicable interest shall continue to accrue.

            (b) Subject to the provisions set forth in the definition of "Interest Period", whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

         3.6 Payments as Revolving Loans. At the election of Agent, all payments of principal, interest, reimbursement obligations in connection with Letters of Credit and Credit Support for Letters of Credit, fees, premiums, reimbursable expenses and other sums payable hereunder, may be paid from the proceeds of Revolving Loans made hereunder. The Borrowers hereby irrevocably authorize the Agent to charge the Loan Account for the purpose of paying all amounts from time to time due hereunder (without regard to any grace periods hereunder, including, without limitation, Loans that constitute Agent Advances) and agrees that all such amounts charged shall constitute Revolving Loans (including Non-Ratable Loans and Agent Advances).

         3.7 Apportionment, Application and Reversal of Payments. Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders, except for fees payable solely to Agent and the Letter of Credit Issuer and except as provided in SECTION 11.1(B). All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities, or expense reimbursements then due to the Agent from the Borrower; second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower; third, to pay interest due in respect of all Loans, including Non-Ratable Loans and Agent Advances; fourth, to pay or prepay principal of the Non-Ratable Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than Non-Ratable Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; sixth, to pay an amount to Agent equal to all outstanding Letter of Credit Obligations to be held as cash collateral for such Obligations; and seventh, to the payment of any other Obligations including any amounts relating to Bank Products due to the Agent or any Lender by the Borrower. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless an Event of Default has occurred and is continuing, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Rate Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans and, in any event, the Borrowers shall pay LIBOR breakage losses in accordance with
SECTION 4.4. To the extent not inconsistent with the express terms of this Agreement, the Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

         3.8 Indemnity for Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, the Agent, any Lender, the Bank or any Affiliate of the Bank is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender and the Borrowers shall be liable to pay to the Agent and the Lenders, and hereby does indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this SECTION 3.8 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this SECTION 3.8 shall survive the termination of this Agreement.

         3.9 Agent's and Lenders' Books and Records; Monthly Statements. The Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender's Loans in its books and records. Failure by the Agent or any Lender to make such notation shall not affect the obligations of the Borrowers with respect to the Loans or the Letters of Credit. Each Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, absent manifest error, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrowers a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrowers and an account stated (except for reversals and reapplications of payments made as provided in SECTION 3.7 and corrections of errors discovered by the Agent), unless the Borrowers notify the Agent in writing to the contrary within thirty
(30) days after such statement is received. In the event a timely written notice of objections is given by the Borrowers, only the items to which exception is expressly made will be considered to be disputed by the Borrowers.

                                   ARTICLE 4
                    TAXES, YIELD PROTECTION AND ILLEGALITY

         4.1 Taxes.

            (a) Any and all payments by any Borrower to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding, for any Taxes. In addition, the Borrowers shall pay all Other Taxes.

            (b) Subject to SECTION 12.10, each Borrower agrees to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this SECTION 4.1) paid by any Lender or the Agent and any liability (including penalties, interest, additions to tax, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or the Agent makes written demand therefor.

            (c) If any Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

               (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

               (ii) such Borrower shall make such deductions and withholdings;

               (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

               (iv) such Borrower shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes or Other Taxes had not been imposed.


            (d) At the Agent's request, within 30 days after the date of any payment by any Borrower of Taxes or Other Taxes, such Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

            (e) If any Borrower is required to pay additional amounts to any Lender or the Agent pursuant to SUBSECTION (C) of this SECTION 4.1, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by such Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         4.2 Illegality.

            (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by that Lender to the Borrowers through the Agent together with an explanation of the circumstances, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until that Lender notifies the Agent and the Borrowers that the circumstances giving rise to such determination no longer exist.

            (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrowers shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under SECTION 4.4, either on the last day of the Interest Period thereof, if that Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if that Lender may not lawfully continue to maintain such LIBOR Rate Loans and if applicable convert to Base Rate Loans. If the Borrowers are required to so prepay any LIBOR Rate Loans, then concurrently with such prepayment, the Borrowers shall borrow from the affected Lender, in the amount of such prepayment, a Base Rate Loan.

         4.3 Increased Costs and Reduction of Return.

            (a) If any Lender determines that due to either (i) the introduction of or any change in the interpretation of any law or regulation after the date hereof or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority after the date hereof (whether or not having the force of law), there shall be any increase in the cost to such Lender as a consequence of such Lender's obligations hereunder of agreeing to make or making, funding, or maintaining any LIBOR Rate Loans, then the Borrowers shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

            (b) If any Lender shall have determined that the introduction after the date hereof of (i) any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits, or obligations under this Agreement, then, upon demand of such Lender to the Borrowers through the Agent, the Borrowers shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

         4.4 Funding Losses. The Borrowers shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

            (a) the failure of the Borrowers to make on a timely basis any payment of principal of any LIBOR Rate Loan;

            (b) the failure of the Borrowers to borrow, continue, or convert a Loan after the Borrowers have given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion; or

            (c) the prepayment or other payment (including after acceleration thereof) of any LIBOR Rate Loans on a day that is not the last day of the relevant Interest Period;

(excluding any such loss of anticipated profit) including any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by any Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the Lenders under this SECTION 4.4, each Lender shall be deemed to have funded each LIBOR Rate Loan made by it at the LIBOR Rate for such Loan by a matching deposit or other borrowing in the applicable London interbank Eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Rate Loan was in fact so funded.

         4.5 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan on the basis provided for in the definition of LIBOR Rate, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrowers may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by them. If the Borrowers do not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrowers, in the amount specified in the applicable notice submitted by the Borrowers, but such Loans shall be made, converted, or continued as Base Rate Loans instead of LIBOR Rate Loans.

         4.6 Certificates of the Agent. If any Lender claims reimbursement or compensation under this ARTICLE 4, Agent shall determine the amount thereof and shall deliver to the Borrowers (with a copy to the affected Lender) a certificate setting forth in reasonable detail the amount payable to the affected Lender, and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

         4.7 Survival. The agreements and obligations of the Borrowers in this
ARTICLE 4 shall survive the payment of all other Obligations.

                                   ARTICLE 5
              BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

         5.1 Books and Records. The Borrowers shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of their respective transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to SECTION 5.2(A). The Borrowers shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. The Borrowers shall maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts;
(b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

         5.2 Financial Information. The Borrowers shall promptly furnish to the Agent, all such financial information regarding the Loan Parties as the Agent shall reasonably request. Without limiting the foregoing, the Borrowers will furnish to the Agent, in such detail as the Agent or the Lenders shall request in their reasonable discretion, the following:

            (a) As soon as available, but in any event not later than the earlier of (i) the filing thereof with the Securities and Exchange Commission ("SEC"), and (ii) ninety (90) days after the close of each Fiscal Year, consolidated audited and consolidating unaudited balance sheets, and income statements, cash flow statements and changes in stockholders' equity for Westlake and its Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Westlake and its Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report of independent certified public accountants selected by the Borrowers and reasonably satisfactory to the Agent, which is not qualified with respect to scope limitations imposed by any Loan Party, with respect to accounting principles followed by any Loan Party not in accordance with GAAP, or with respect to a "going concern" or similar nature. Westlake, simultaneously with retaining such independent public accountants to conduct such annual audit, shall send a letter to such accountants, with a copy to the Agent and the Lenders, notifying such accountants that one of the primary purposes for retaining such accountants' services and having audited financial statements prepared by them is for use by the Agent and the Lenders. The Borrowers hereby authorize the Agent to communicate directly with its certified public accountants and, by this provision, authorizes those accountants to disclose to the Agent any and all financial statements and other supporting financial documents and schedules relating to the Borrowers and to discuss directly with the Agent the finances and affairs of the Loan Parties.

            (b) As soon as available, but in any event not later than the earlier of: (i) the filing thereof with the SEC, and (ii) forty-five (45) days after the last day of the first three fiscal quarters of each Fiscal Year, consolidated and consolidating unaudited balance sheets and income statements, and consolidated cash flow statements and changes in stockholders' equity, for Westlake and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then-current fiscal year to, such last day. The Borrowers shall certify by a certificate signed by a Responsible Officer of Westlake that all such statements have been prepared in accordance with GAAP and present fairly the financial position for the Loan Parties as at the dates thereof and its results of operations for the periods then ended, subject to normal year-end adjustments and the absence of applicable footnotes.

            (c) As soon as available, but in any event not later than thirty
(30) days after the end of each month other than March, June, September, or December (and, as soon as available, but in any event not later than forty-five
(45) days after the end of each March, June, September, and December, and without duplication of the Financial Statements required by SECTION 5.2(B)), consolidated unaudited balance sheets of Westlake and its Subsidiaries as at the end of such month, and consolidated unaudited income statements and cash flow statements for Westlake and its Subsidiaries for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operations of Westlake and its Subsidiaries as at the date thereof and for such periods, and prepared in accordance with GAAP (except for the inclusion of necessary footnotes) applied consistently with the audited Financial Statements required to be delivered pursuant to SECTION 5.2(A), together with a schedule setting forth in reasonable detail the calculation of the Fixed Charge Coverage Ratio for the immediately preceding twelve (12) month period. The Borrowers shall certify by a certificate signed by a Responsible Officer of Westlake that all such statements have been prepared in accordance with GAAP and present fairly the financial position for the Loan Parties as at the dates thereof and its results of operations for the periods then ended, subject to normal year-end adjustments and the absence of applicable footnotes.

            (d) With each of the audited Financial Statements delivered pursuant to SECTION 5.2(A), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default with respect to a financial covenant, except for those, if any, described in reasonable detail in such certificate.

            (e) Within thirty (30) days after the end of each month, other than March, June, September, or December, in each case on the date the reports described in SECTION 5.2(C) above, a Compliance Certificate in the form of EXHIBIT G from a Responsible Officer on behalf of the Loan Parties stating that, among other things, except as explained in reasonable detail in such certificate, (i) all of the representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (ii) the Loan Parties are, at the date of such certificate, in compliance in all material respects with all of its respective covenants and agreements in this Agreement and the other Loan Documents, and (iii) no Default or Event of Default then exists or existed during the period covered by the Financial Statements and at the end of such period and if the Loan Parties are required to comply with the covenant in SECTION 7.21 during such period, including calculations (in reasonable detail) required to establish that the Loan Parties were in compliance with such covenant during such period. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Borrowers have taken or propose to take with respect thereto.

            (f) Within thirty (30) days after the beginning of each Fiscal Year, annual forecasts (to include forecasted consolidated, as well as consolidating by business segment in accordance with Westlake's customary practices, balance sheets, income statements and cash flow statements) for Westlake and its Subsidiaries as at the end of and for each fiscal month of such Fiscal Year.

            (g) Intentionally omitted.

            (h) Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by any Loan Party with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent or received by any Loan Party to or from the holders of any of the Bond Debt or other Debt of any Loan Party registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued, other than non-material disclosures.

            (i) As soon as available, but in any event not later than fifteen
(15) days after any Borrower's receipt thereof, a copy of any management letters prepared for any Borrower by any independent certified public accountants of the Borrowers in connection with the audited Financial Statements of the Borrowers for any Fiscal Year.

            (j) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which any Borrower makes available to its public shareholders, if any.

            (k) If requested by the Agent, promptly after filing with the IRS, a copy of each tax return filed by any Loan Party.

            (l) As soon as available, but in any event by the second Business Day of each week for the prior week ending on the last Business Day of such prior week; provided that not more than four (4) times in any fiscal year, the following may be delivered by the third Business Day of such week, in form and substance reasonably satisfactory to the Agent: (i) a schedule of each Loan Party's Accounts created, credit memoranda, and collections for the applicable week, together with a reconciliation of each

Loan Party's Accounts created, credit memos, collections and other adjustments to Accounts since the last such weekly reconciliation and a Borrowing Base Certificate; (ii) a summary of each credit memorandum in excess of $250,000;
(iii) after the occurrence of the Account Triggering Date, an Inventory report; and (iv) with the delivery of each of the foregoing, a certificate executed by a Responsible Officer on behalf of all of the Loan Parties certifying as to the accuracy and completeness of the foregoing.

            (m) As soon as available, but in any event within fifteen (15) days after the end of each month or more frequently if requested by the Agent to determine Availability or otherwise, each in form and substance reasonably satisfactory to the Agent: (i) a reconciliation of each Loan Party's Accounts created, credit memoranda, collections and other adjustments to Accounts since the last such monthly reconciliation and a Borrowing Base Certificate; (ii) an aging of each Loan Party's Accounts together with a reconciliation to the previous calendar month end's accounts receivable balance of such Loan Party's Accounts and to its general ledger; (iii) an aging of each Loan Party's accounts payable; (iv) a detailed calculation of Eligible Accounts and Eligible Inventory; (v) upon the Agent's reasonable request, copies of invoices in connection with each Loan Party's Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, and shipping and delivery documents in connection with each Loan Party's Accounts and for Inventory acquired by each Loan Party; (vi) an Inventory report; (vii) such other reports as to the Collateral as the Agent shall reasonably request from time to time; and (viii) with the delivery of each of the foregoing, a certificate executed by a Responsible Officer on behalf of all of the Loan Parties certifying as to the accuracy and completeness of the foregoing. If any of the Loan Parties' records or reports of the Collateral are prepared by an accounting service or other agent, each Loan Party hereby authorizes, and shall cause each Loan Party to authorize, such service or agent to deliver such records, reports, and related documents to the Agent for distribution to the Lenders.

            (n) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of Westlake or any of its Subsidiaries.

         5.3 Notices to the Lenders. The Borrowers shall notify the Agent and the Lenders in writing of the following matters at the following times:

            (a) Immediately after any Responsible Officer of any Loan Party becoming aware of any Default or Event of Default;

            (b) Immediately after any Responsible Officer of any Loan Party becoming aware of the assertion by the holder of any capital stock of any Loan Party or the holder of any Debt of any Loan Party in a face amount in excess of $5,000,000 that a default exists with respect thereto or that such Loan Party is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance;

            (c) Immediately after any Responsible Officer of any Loan Party becoming aware of any event or circumstance which could reasonably be expected to have a Material Adverse Effect;

            (d) Immediately after any Responsible Officer of any Loan Party becoming aware of any pending or threatened action, suit, or proceeding, by any Person, or any pending or threatened investigation by a Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;

            (e) Immediately after any Responsible Officer of any Loan Party becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting the any Loan Party in a manner which could reasonably be expected to have a Material Adverse Effect;

            (f) Immediately after any Responsible Officer of any Loan Party becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting any Loan Party which could reasonably be expected to have a Material Adverse Effect;

            (g) Immediately after receipt by a Responsible Officer of any Loan Party of any notice of any violation by any Loan Party of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that any Loan Party is not in compliance with any Environmental Law or is investigating any Loan Party's compliance therewith;

            (h) Immediately after receipt by any Responsible Officer of any Loan Party of any written notice that the any Loan Party is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that any Loan Party is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $7,500,000;

            (i) Immediately after receipt by a Responsible Officer of any Loan Party of any written notice of the imposition of any Environmental Lien against any property of any Loan Party securing an amount which could reasonably be expected to exceed $5,000,000;

            (j) Any change in any Loan Party's name as it appears in the state of its incorporation or other organization, state of incorporation or organization, type of entity, organizational identification number, locations of Collateral, or form of organization, trade names under which any Loan Party will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto;

            (k) Within ten (10) Business Days after any Loan Party or any ERISA Affiliate knows or has reason to know, that an ERISA Event, or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code), which could reasonably be expected to result in liability to any Loan Party in excess of $5,000,000, has occurred, and, when known, any action taken or threatened by the IRS, the DOL, or the PBGC with respect thereto;

            (l) Upon request, or, in the event that such filing reflects a potentially adverse significant financial change with respect to the matters covered thereby, within ten (10) Business Days after the filing thereof with the PBGC, the DOL, or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL, or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL, or the IRS with respect to any Plan and all communications received by any Loan Party or any ERISA Affiliate from the PBGC, the DOL, or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL, or the IRS, with respect to each Plan by either any Loan Party or any ERISA Affiliate;

            (m) Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan; and within ten (10) Business Days after receipt thereof by any Loan Party or any ERISA Affiliate, copies of the following: (i) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code;

or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability to any Loan Party in excess of $5,000,000;

            (n) Within ten (10) Business Days after the occurrence of any failure by any Loan Party or any ERISA Affiliate to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment;

            (o) Within ten (10) Business Days after any Responsible Officer of any Loan Party or any ERISA Affiliate knows or has reason to know that any of the following events has or will occur which could reasonably be expected to result in liability to any Loan Party in excess of $5,000,000: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or (iii) the PBGC has instituted or will institute proceedings under
Section 4042 of ERISA to terminate a Multi-employer Plan; or

            (p) Promptly after the Borrowers have notified the Agent of any intention by the Borrowers to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

         Each notice given under this SECTION 5.3 shall describe the subject matter thereof in reasonable detail, and shall set forth the action that the Loan Party, its Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

                                   ARTICLE 6
                    GENERAL WARRANTIES AND REPRESENTATIONS

         Each Borrower (and each other Loan Party by executing an Obligation Guaranty, with respect to such Loan Party) warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Required Lenders in writing:

         6.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. Each Loan Party has the power and authority to execute, deliver, and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Agent's Liens upon and security interests in the Collateral. Each Loan Party has taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by each Loan Party, and constitute the legal, valid, and binding obligations of each Loan Party, enforceable against each such Loan Party in accordance with their respective terms except as enforceability may be limited by the Federal Bankruptcy Code or by any other state or federal bankruptcy or insolvency act or law and general principles of equity. Each Loan Party's execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien (other than in favor of the Agent) upon the property of such Loan Party or any of its Subsidiaries, by reason of the terms of (a) any contract, mortgage, lease, material agreement, indenture, or instrument to which such Loan Party is a party or which is binding upon it, (b) any Requirement of Law applicable to such Loan Party or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of such Loan Party or any of its Subsidiaries.

         6.2 Validity and Priority of Security Interest. The provisions of this Agreement, the Collateral Documents, and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and, upon the filing of all applicable financing statements against the Borrowers, such Liens shall constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral, except for those Liens identified in CLAUSES (C), (D), and (E) of the definition of Permitted Liens securing all the Obligations, and enforceable against each Loan Party and all third parties and except as provided under the Intercreditor Agreement.

         6.3 Organization and Qualification. Each Loan Party (a) is duly organized or incorporated and validly existing in good standing under the laws of the state of its organization or incorporation, (b) is qualified to do business and is in good standing in the jurisdictions set forth on SCHEDULE 6.3 which are the only jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business and (c) has all requisite power and authority to conduct its business and to own its property.

         6.4 Corporate Name; Prior Transactions. Except as set forth on SCHEDULE 6.4, no Loan Party has, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

         6.5 Subsidiaries and Affiliates. SCHEDULE 6.5 is a correct and complete list of the name and relationship to each Loan Party of each and all its Subsidiaries and other Affiliates owned, directly or indirectly, by Parent. No Loan Party has any ownership interest in any Subsidiary of any Unrestricted Subsidiary of Westlake.

         6.6 Financial Statements and Projections.

            (a) The Borrowers have delivered to the Agent and the Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for the Loan Parties as of December 31, 2002, and for the Fiscal Year then ended, accompanied by the report thereon of the Borrowers' independent certified public accountants, PricewaterhouseCoopers LLP. The Borrowers have also delivered to the Agent and the Lenders the unaudited balance sheet and related statements of income and cash flows for the Loan Parties as of May 31, 2003. All such Financial Statements have been prepared in accordance with GAAP and fairly present in all material respects the financial position of the Loan Parties as at the dates thereof and their results of operations for the periods then ended, subject to normal year-end adjustments as to the May 31, 2003 statements, and the absence of applicable footnotes.

            (b) The Latest Projections when submitted to the Lenders as required herein represent the Borrowers' good faith estimate of the future financial performance of the Loan Parties for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which the Borrowers believes are fair and reasonable in light of current and reasonably foreseeable business conditions at the time submitted to the Lenders.

            (c) The pro forma balance sheet of the Loan Parties as at June 30, 2003, delivered to the Agent and the Lenders, fairly presents the Loan Parties' financial condition as at such date after giving effect to all of the transactions contemplated to occur on the Closing Date, and has been prepared in accordance with GAAP.

         6.7 Capitalization. Westlake's authorized capital stock consists of _________ shares of common stock, par value $_____ per share, of which _______ shares are validly issued and outstanding, fully paid and non-assessable and are owned beneficially and of record by Parent.

         6.8 Solvency. On the Closing Date, at the time of each Borrowing hereunder, and on the dates of the issuance of any Letters of Credit to be issued hereunder, each Loan Party is (and after giving effect to the transactions contemplated by the Loan Documents, and any incurrence of additional Debt will be) Solvent.

         6.9 Debt. After giving effect to (a) the making of the Revolving Loans to be made on the Closing Date and (b) the issuance of any Letters of Credit to be issued on the Closing Date, the Loan Parties have no Debt, except (i) the Obligations, (ii) Debt described on SCHEDULE 6.9, and (iii) other Debt permitted by SECTION 7.13.

         6.10 Distributions. Since December 31, 2002, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of Westlake or any of its Subsidiaries except as permitted by SECTION 7.10.

         6.11 Real Estate; Leases. SCHEDULE 6.11 sets forth, as of the Closing Date, a correct and complete list of all Real Estate owned by any Loan Party and all Real Estate owned by any of their Subsidiaries that is a Loan Party, all leases and subleases of real or personal property held by any Loan Party as lessee or sublessee (other than leases of personal property as to which any Loan Party is lessee or sublessee for which the value of such personal property in the aggregate is less than $1,000,000), and all leases and subleases of real or personal property held by any Loan Party as lessor, or sublessor. Each of such leases and subleases is valid and enforceable in accordance with its terms against the Loan Party or Subsidiary thereof which is a party thereto and is in full force and effect, and to the best of each Loan Party's knowledge, no default by any party to any such lease or sublease exists. Each Loan Party has good and indefeasible title in fee simple to the Real Estate identified on
SCHEDULE 6.11 as owned by such Loan Party, or valid leasehold interests in all Real Estate designated therein as "leased" by such Loan Party and each Loan Party has good and indefeasible title to all of its other property reflected on the May 31, 2003 Financial Statements delivered to the Agent and the Lenders, except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.

         6.12 Proprietary Rights. SCHEDULE 6.12 sets forth a correct and complete list of all of the Proprietary Rights of each Loan Party. None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on SCHEDULE 6.12. To the best of each Loan Party's knowledge, none of the Proprietary Rights of such Loan Party infringes on or conflicts in any material respect with any other Person's property, and no other Person's property infringes on or conflicts with the Proprietary Rights of such Loan Party. The Proprietary Rights described on SCHEDULE 6.12 constitute all of the property of such type necessary to the current conduct of the business of each such Loan Party. No Proprietary Rights are necessary for the Agent to be able to enforce the Agent's Liens granted in any Collateral Document in any Inventory or Accounts.

         6.13 Trade Names. All trade names or styles under which any Loan Party or any of their Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on SCHEDULE 6.13.

         6.14 Litigation. Except as set forth on SCHEDULE 6.14, there is no pending, or to the best of any Loan Party's knowledge threatened, action, suit, proceeding, or counterclaim by any Person against any Loan Party, or to the best of any Loan Party's knowledge, investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

         6.15 Labor Disputes. Except as set forth on SCHEDULE 6.15, as of the Closing Date (a) there is no collective bargaining agreement or other labor contract covering employees of any Loan

Party or any of their Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to the best of each Loan Party's knowledge, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of any Loan Party or any of their Subsidiaries or for any similar purpose, and (d) there is no pending or (to the best of any Loan Party's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting any Loan Party or their Subsidiaries or their employees.

         6.16 Environmental Laws. Except as otherwise disclosed on SCHEDULE 6.16 or except as would not have a Material Adverse Effect:

            (a) The Loan Parties and their Subsidiaries are and have been in compliance with all Environmental Laws.

            (b) Each of the Loan Parties and their Subsidiaries have obtained, and have timely filed any renewal applications for, all permits necessary for its current operations under Environmental Laws, and each Loan Party and its Subsidiaries are in compliance with all terms and conditions of such permits, or, when applicable, such applications.

            (c) There has been no Release, nor to the best of any Loan Party's knowledge, any threatened Release, that has resulted in or that could result in:
(i) a violation of or obligation under any Environmental Law, including without limitation, notification, deed recordation, or remediation, or (ii) a diminution in value of the Real Estate. The Real Estate has not contained and currently does not contain any underground storage tanks, any polychlorinated biphenyls
(PCBs), or any asbestos.

            (d) The Loan Parties and their Subsidiaries have not given, nor were they required to give, and have not received, any notice that: (i) the Loan Parties and their Subsidiaries have violated, or are about to violate, any Environmental Law; (ii) there has been a Release, or there is a threat of Release, from the Real Estate; (iii) the Loan Parties and their Subsidiaries may be or are liable, in whole or in part, for the costs of cleaning up, remediating, removing or responding to a Release; or (iv) the Real Estate is subject to a lien in favor of any governmental entity for any liability, costs or damages, under any Environmental Laws arising from, or costs incurred by, such governmental entity in response to a Release. No conditions have existed, currently exist, or are reasonably foreseeable, that would give rise to such a notice.

            (e) Neither Loan Parties nor any Subsidiary nor any Real Estate or presently conducted operations, nor any previously owned real property or prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release.

            (f) To the best of any Loan Party's knowledge, none of the present or past operations of the Loan Parties or their Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any compliance action is warranted or any remedial action is needed to respond to a Release or threatened Release.

            (g) Neither the Loan Parties nor any of their Subsidiaries has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property) imposing material obligations or liabilities on the Borrower or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

            (h) Neither the Loan Parties nor any of their Subsidiaries have ever disposed of, sent or arranged for the transportation of Hazardous Materials on or from Real Estate or formerly owned real property which, pursuant to CERCLA or any similar or analogous state law, has been placed or is proposed to be paced (by the United States Environmental Protection Agency ("EPA") or similar state authority) on the "National Priorities List" or similar state list.

            (i) Neither the Loan Parties nor any of their Subsidiaries have been identified by EPA, any similar state authority, or any third party, as a potentially responsible party under CERCLA, or any similar or analogous state law, with respect to the Real Estate or any other site currently or formerly owned, operated or used by Loan Parties or their Subsidiaries.

            (j) None of the products manufactured, distributed or sold by the Loan Parties or any of their Subsidiaries contain asbestos containing material.

            (k) No Environmental Lien has attached to the Real Estate.

         6.17 No Violation of Law. Neither any Loan Party nor any of their Subsidiaries is in violation of any Requirement of Law applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

         6.18 No Default. Neither any Loan Party nor any of their Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which such Person is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

         6.19 ERISA Compliance. Except as specifically disclosed in SCHEDULE
6.19:

            (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and to the best knowledge of any Loan Party, nothing has occurred which would prevent or cause the loss, of such qualification. Each Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

            (b) There are no pending or, to the best knowledge of any Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

            (c) (i) No ERISA Event has occurred within the past five (5) years or is reasonably expected to occur which has or could reasonably be expected to result in liability to any Loan Party in excess of $7,500,000; (ii) the Unfunded Pension Liability, in the aggregate, for all Pension Plans does not exceed $7,500,000; (iii) neither any Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA to the PBGC with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); and (iv) neither any Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         6.20 Taxes. The Loan Parties and their Subsidiaries have filed all federal and other tax returns and reports required to be filed (or appropriate extensions have been timely filed), and have paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable unless such unpaid taxes and assessments would constitute a Permitted Lien.

         6.21 Regulated Entities. None of any Loan Party, any Person controlling any Loan Party, or any Subsidiary of any Loan Party, is an "Investment Company" within the meaning of the Investment Company Act of 1940. No Loan Party is a regulated entity under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur Debt.

         6.22 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely (a) to refinance existing Debt, (b) to pay the costs and expenses related to this Agreement, (c) for working capital purposes of the Loan Parties, and (d) for general corporate purposes. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulations T, U, or X of the Board of Governors of the Federal Reserve System or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulations. No part of the proceeds of the Loan will be used for any purpose which violates, or is inconsistent with, the provisions of Regulation X. No Loan Party nor any Subsidiary of any Loan Party is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. Following the application of the proceeds of each Loan or drawing under each Letter of Credit, not more than 25% of the value of the assets (either of any individual Borrower or of the Loan Parties on a consolidated basis) subject to the provisions of
SECTION 7.9 or SECTION 7.18 or subject to any restriction contained in any agreement or instrument between the Borrower and any Lender or any Affiliate of any Lender relating to Debt and within the scope of SECTION 9.1(D) will be Margin Stock.

         6.23 Copyrights, Patents, Trademarks and Licenses, etc. Each Loan Party owns or is licensed or otherwise has the right to use all of the Proprietary Rights, contractual franchises, licenses, permits, rights of way, authorizations, and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person. To the best knowledge of any Borrower, no slogan or other advertising device, product, process, method, substance, part, or other material now employed, or now contemplated to be employed, by any Loan Party or any Subsidiary of any Loan Party infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending, or, to the best knowledge of any Loan Party, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of any Borrower, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         6.24 No Material Adverse Change. No Material Adverse Effect has occurred since the latest date of the Financial Statements delivered to the Lenders.

         6.25 Full Disclosure. None of the representations or warranties (other than as to estimates, projections, and pro forma Financial Statements) made by any Loan Party in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of any Loan Party in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Loan Parties to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered. Any estimates, projections, and pro forma Financial Statements delivered to the Agent or the Lenders were prepared in good faith based on assumptions believed to be reasonable at the time.

         6.26 Material Agreements. SCHEDULE 6.26 hereto sets forth as of the Closing Date all Material Agreements to which any Borrower is a party or is bound as of the date hereof.

         6.27 Bank Accounts. SCHEDULE 6.27 contains as of the Closing Date a complete and accurate list of all bank accounts maintained by the Loan Parties with any bank or other financial institution.

         6.28 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document other than (a) those already obtained, (b) the filing of UCC financing statements and mortgages, and (c) the filing of the Copyright Security Agreements and the Patent and Trademark Agreements.

         6.29 No Restrictions. There exists no document, contract, or agreement to which any Loan Party or any direct or indirect parent of any Loan Party is a party that could reasonably be expected to materially and adversely affect this Agreement, any other Loan Document, or the transactions contemplated hereby or thereby or that otherwise restricts or prohibits the transactions contemplated hereby or thereby.

                                   ARTICLE 7
                       AFFIRMATIVE AND NEGATIVE COVENANTS

         Each Borrower (and each other Loan Party by execution of an Obligation Guaranty, with respect to covenants applicable to such Loan Party) covenants to the Agent and each Lender that so long as any of the Obligations remain outstanding or this Agreement is in effect:

         7.1 Taxes and Other Obligations. Each Loan Party shall, and shall cause each of its Subsidiaries to, (a) file prior to delinquency all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves or other provision required by GAAP for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, so long as Westlake has notified the Agent in writing, no Loan Party or any of their Subsidiaries need to pay any tax, fee, assessment, or governmental charge
(i) which such Loan Party is contesting in good faith by appropriate proceedings diligently pursued, (ii) for which such Loan Party or its Subsidiary, as the case may be, has established proper reserves as required under GAAP, and (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted Lien).

         7.2 Legal Existence and Good Standing. Except as permitted by SECTION 7.9, each Loan Party shall maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

         7.3 Compliance with Law and Agreements; Maintenance of Licenses; Amendments to Bond Debt and Fixed Asset Loan. Each Loan Party shall comply, and shall cause each of its Subsidiaries to comply, in all material respects, with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws), except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. No Loan Party shall violate the provisions of any Material Agreement, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. Each Loan Party shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect. No Loan Party shall modify, amend, or alter its certificate or articles of incorporation, or its limited liability company operating agreement or limited partnership agreement, as applicable, other than in a manner which does not adversely affect the rights of the Lenders or the Agent. No Loan Party shall amend or modify any provision of, or waive any condition under, any document or instrument evidencing or relating to the Bond Debt or the Fixed Asset Loan, without first (a) providing to the Agent a copy of such proposed amendment, modification, or waiver and (b) obtaining Required Lenders' prior written consent thereto, if the Agent determines, in its reasonable discretion, that any such change or changes could reasonably be expected to adversely affect the rights of Lenders.

         7.4 Maintenance of Property; Inspection of Property.

            (a) Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

            (b) Each Loan Party shall permit representatives and independent contractors of the Agent (at the expense of the Borrowers not to exceed four (4) times per year unless a Default or an Event of Default has occurred and is continuing) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, when a Default or an Event of Default exists, the Agent or any Lender may do any of the foregoing at the expense of the Borrowers at any time during normal business hours without advance notice.

            (c) Each Loan Party shall own or have valid licenses for all Proprietary Rights necessary for the anticipated future conduct of the business of each such Loan Party.

         7.5 Insurance.

            (a) Each Loan Party shall maintain, and shall cause each of its Subsidiaries with financially sound and reputable insurers having a rating of at least A- or better by Best Rating Guide, or by other companies acceptable to the Agent in its sole discretion (it being understood that the companies acceptable to the Agent on the Closing Date shall be acceptable thereafter absent a change in rating or other circumstances), insurance against loss or damage by fire with extended coverage; theft, burglary, pilferage and loss in transit; public liability and third party property damage; larceny, embezzlement, or other criminal liability; business interruption (other than with respect to North American Pipe Corporation for which no business interruption insurance is required absent a change in circumstances); public liability and third party property damage; and such other hazards or of such other types as is customary for Persons engaged in the same or similar business, as the Agent, in its discretion, or acting at the direction of the Required Lenders, shall specify, in amounts, and under policies and coverages acceptable to the

Agent and the Required Lenders (it being understood that policies acceptable in form and substance to the Agent in connection with the initial closing shall be generally acceptable thereafter absent a change in law, facts, or circumstances).

            (b) Each Loan Party shall cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named as loss payee or additional insured, as its interest may appear, with respect to the Inventory, in a manner acceptable to the Agent. Each policy of insurance (other than policies issued by Oil Insurance Limited) shall contain a clause or endorsement requiring the insurer to give not less than thirty (30) days' prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever (other than cancellation of the policy for non-payment of premiums, which shall require not less than ten (10) days' prior written notice to the Agent) and a clause or endorsement stating that the status of the Agent as loss payee or additional insured shall not be impaired or invalidated by any act or neglect of any Loan Party or any of their Subsidiaries or the owner of any Real Estate not covered by the applicable policy. All premiums for such insurance shall be paid by or on behalf of the Loan Parties when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies, shall be delivered to the Agent. If any Loan Party fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Required Lenders shall, do so from the proceeds of Revolving Loans.

         7.6 Insurance and Condemnation Proceeds. The Borrowers shall promptly notify the Agent and the Lenders of any loss, damage, or destruction to the Collateral, whether or not covered by insurance, other than any loss, damage, or destruction involving an amount or fair market value of less than $250,000 in the aggregate for each occurrence or series of occurrences ("MINOR INSURANCE EVENTS"). Other than with respect to Minor Insurance Events, and subject to the Intercreditor Agreement, the Agent is hereby authorized to collect all insurance and condemnation proceeds in respect of Collateral directly and, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations (but not a reduction of the Maximum Revolver Amount) in the order provided for in SECTION 3.7. In the case of any loss, damage, or destruction to any assets of the Loan Parties that includes Collateral and other assets of the Loan Parties, the Loan Parties shall deliver to the Agent satisfactory evidence of the amount of the insurance and condemnation proceeds that are attributable to the Collateral; if the Agent is not satisfied with such evidence, the Agent may, at the expense of the Loan Parties, retain an independent third party to perform such valuation.

         7.7 Environmental Laws.

            (a) Each Loan Party shall, and shall cause each of their Subsidiaries to, conduct its business in compliance in all material respects with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Hazardous Material. Each Loan Party shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any material non-compliance with Environmental Laws and shall report to the Agent any such material non-compliance and any such response.

            (b) Without limiting the generality of the foregoing, the Borrowers shall submit to the Agent and the Lenders annually, commencing on the first Anniversary Date, and on each Anniversary Date thereafter, an update of the status of each environmental compliance or material liability issue of a Loan Party with respect to its property. The Agent or any Lender may request copies of technical reports prepared by any Loan Party and their communications with any Governmental Authority to determine whether any Loan Party or any of their Subsidiaries is proceeding reasonably to correct, cure, or contest in good faith any alleged non-compliance or environmental liability. The Borrowers shall, at the Agent's or the Required Lenders' request and at the Borrowers' expense, (i) retain an independent environmental engineer acceptable to the Agent to evaluate the site, including tests if appropriate, where the non-compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Agent a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (ii) provide to the Agent and the Lenders a supplemental report of such engineer whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall increase in any material respect.

         7.8 Compliance with ERISA. Each Loan Party shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code, and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which could reasonably be expected to result in liability to any Loan Party in excess of $7,500,000; and (e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         7.9 Mergers, Consolidations, or Sales. No Loan Party nor any of their Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or agree to do any of the foregoing other than (a) as permitted by SECTION 7.26, or (b) mergers among Loan Parties; provided that, in any merger involving a Borrower, a Borrower must be the surviving entity. No Loan Party nor any of their Subsidiaries shall transfer, sell, assign, lease, or otherwise dispose of all or any part of its property (including, without limitation, the stock or equity of any Subsidiary of such Loan Party except as expressly permitted by the immediately preceding sentence), or wind up, liquidate, or dissolve, or agree to do any of the foregoing, except (a) for sales of Inventory in the ordinary course of its business, (b) for sales or other dispositions of Equipment in the ordinary course of business that are obsolete or no longer useable by any Loan Party in its respective business with a book value or contemplated sales proceeds not to exceed $2,000,000 in the aggregate in any Fiscal Year, (c) for sales, leases, or other transfers or dispositions among Loan Parties, (d) for the sale, discount, or transfer of delinquent Accounts in the ordinary course of business for purposes of collection, and (e) so long as no Default or Event of Default then exists or arises as a result thereof, sales of assets, other than those in CLAUSES (A) through (D), for fair value for cash, so long as any mandatory prepayments required by SECTION 3.3(B), if any are required, are made. All assets purchased with such proceeds shall be free and clear of all Liens, except the Agent's Liens or other Permitted Liens.

         7.10 Distributions; Capital Change; Restricted Investments. No Loan Party nor any of their Subsidiaries shall (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, except (i) Distributions to any Loan Party from its direct Subsidiaries, and (ii) other Distributions by Loan Parties, if, after giving effect to such Distribution, (x) Availability equals or exceeds $100,000,000, and (y) the Fixed Charge Coverage Ratio is at least 1.00 to 1.0, (b) make any change in its capital structure which could have a Material Adverse Effect, or (c) make any Restricted Investment, provided that if any payment, prepayment, redemption, purchase, or deposit in respect of any Debt of the Loan Parties is permitted to be made under SECTION 7.14(C), and such payment, prepayment, redemption, purchase, or deposit otherwise constitutes a Restricted Investment, such payment, prepayment, redemption, purchase, or deposit shall not be prohibited by the terms of this SECTION 7.10(C). Notwithstanding the foregoing, Distributions are permitted hereunder only to the extent that any such Distribution is made in accordance with applicable Requirement of Law and constitutes a valid, non-voidable transaction.

         7.11 Transactions Affecting Collateral or Obligations. No Loan Party nor any of their Subsidiaries shall enter into any transaction which would be reasonably expected to have a Material Adverse Effect.

         7.12 Guaranties. No Loan Party nor any of their Subsidiaries shall make, issue, or become liable on any Guaranty, except (a) Obligation Guaranties in favor of the Agent, (b) Guaranties of Debt permitted by SECTION 7.13, and (c) a Guaranty by Westlake Olefins Corporation for the account of Suzhou Huasu Plastics Co. Ltd. in an aggregate amount not to exceed $8,500,000.

         7.13 Debt. No Loan Party shall incur or maintain any Debt, other than:

            (a) the Obligations;

            (b) Debt existing on the Closing Date and described on SCHEDULE 6.9;

            (c) Capital Leases of Equipment and purchase money secured Debt incurred to purchase Equipment; provided that (i) Liens securing the same attach only to the Equipment acquired by the incurrence of such Debt, and (ii) the aggregate amount of such Debt (including Capital Leases) outstanding does not exceed $10,000,000 at any time;

            (d) the Existing Letters of Credit, so long as Borrowers use their best efforts to cause such Existing Letters of Credit to be replaced with Letters of Credit hereunder within ninety (90) days of the Closing Date;

            (e) the Bond Debt;

            (f) Debt arising under the Fixed Asset Loan in a principal amount not to exceed $170,000,000 at any time outstanding;

            (g) other unsecured Debt not to exceed $100,000,000 so long as the Fixed Charge Coverage Ratio on the date of incurrence of such Debt and after giving effect to the incurrence of such Debt is at least 1.00 to 1.0;

            (h) Debt evidencing a refunding, renewal, extension, or replacement of the Debt existing on the Closing Date and described on SCHEDULE 6.9 and other Debt permitted hereunder; provided that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed, extended, or replaced Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed, extended, or replaced, (iii) no Person that is not an obligor or guarantor of such Debt as of such date shall become an obligor or guarantor thereof, and (iv) the terms of such refunding, renewal, or extension are no less favorable to the Borrowers, the Agent, or the Lenders than the original Debt, including, without limitation, the maturity date thereof and any principal amortization thereof;

            (i) Debt of any Loan Party owed to any of its Restricted Subsidiaries, or Debt of any Restricted Subsidiary owed to the owner of its equity interests which is a Loan Party;

            (j) Debt to finance insurance premiums in an amount not to exceed $10,000,000 at any time outstanding;

            (k) Debt owed by Westlake and/or North American Pipe Corporation to North American Profiles Limited in an amount not to exceed $5,000,000 in the aggregate; provided that any payments or prepayments of such Debt shall permanently reduce the amount of Debt permitted pursuant to this CLAUSE (K);

            (l) Debt arising under Hedge Agreements;

            (m) Debt among Loan Parties on terms of the kind customarily employed to allocate charges among members of a consolidated group of entities, in each such case, that are fair and reasonable to the Loan Parties and consistent with past practices of the Loan Parties.

         7.14 Prepayment/Prepayment of Debt. The Borrowers shall pay the Obligations in accordance with the terms and provisions of the Loan Documents. Each Loan Party

            (a) shall promptly pay (or renew and extend) all of its material obligations as the same become due (unless such obligations -- other than the Obligations -- are being contested in good faith by appropriate proceedings);

            (b) shall not, except as expressly permitted by CLAUSE (C) hereof, voluntarily prepay any principal of, or interest on, any other Debt, including the Bond Debt or the Fixed Asset Loan (except (i) the Obligations in accordance with the terms of this Agreement, (ii) the Debt in connection with the IRBs,
(iii) prepayments and payments of the Debt permitted by SECTION 7.13(K), (iv) refinancings of Debt to be refinanced on the Closing Date as a result of the transactions occurring in such date, or (v) refinancings of the Fixed Asset Loan or other Debt to the extent such refinancing is permitted by SECTION 7.13(H)), whether subordinate to the Obligations or not; and

            (c) shall not, directly or indirectly, pay, prepay, redeem, or purchase, or deposit funds or property for the payment (including, without limitation, a payment in respect of any sinking fund or defeasance of any Bond Debt or the Fixed Asset Loan), prepayment, redemption, or purchase of, any Bond Debt or the Fixed Asset Loan other than

               (i) regularly scheduled interest and principal payments on the Bond Debt and Fixed Asset Loan made in compliance with the provisions thereof;

               (ii) redemptions or prepayments (whether voluntary or mandatory) of the Bond Debt or the Fixed Asset Loan (other than Excess Cash Flow Prepayments and Equity Proceeds Prepayments), if, after giving effect to such redemption or prepayment, (x) the Availability is at least $80,000,000, and (y) the Fixed Charge Coverage Ratio is at least 1.00 to 1.0;

               (iii) Excess Cash Flow Prepayments and Equity Proceeds Prepayments, if, after giving effect to such prepayments, (x) the Availability is at least $50,000,000, and (y) the Fixed Charge Coverage Ratio is at least
1.00 to 1.0; and

               (iv) mandatory prepayments of the Fixed Asset Loan with the proceeds from sales of or condemnation or casualty events involving collateral securing the Term Priority Collateral.

         7.15 Transactions with Affiliates. Except as permitted by SECTION 7.9(A) or 7.12, or as set forth below, no Loan Party shall sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness (other than the Obligation Guaranties), or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate other than
(a) transactions between the

Loan Parties on terms of the kind customarily employed to allocate charges among members of a consolidated group of entities, in each such case, that are fair and reasonable to the Loan Parties and consistent with past practices of the Loan Parties, and (b) transactions with respect to tax sharing agreements so long as the Loan Parties do not pay more taxes in the aggregate pursuant to such tax sharing agreement than the Loan Parties in the aggregate would be required to pay if each Loan Party filed a separate tax return. Notwithstanding the foregoing, while no Event of Default has occurred and is continuing and so long as done in compliance with SECTION 7.10, the Loan Parties and their Subsidiaries may engage in transactions with Affiliates in the ordinary course of business consistent with past practices, in amounts and on terms no less favorable to the Loan Parties and their Subsidiaries than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate.

         7.16 Business Conducted. No Loan Party will, directly or indirectly, permit or suffer to exist any material change in the type of businesses in which it is engaged from the businesses of the Loan Parties as conducted on the Closing Date and in similar or related businesses that are reasonable extensions or additions to the Loan Parties' business on the Closing Date.

         7.17 Liens. No Loan Party shall create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens, and Liens securing Capital Leases and purchase money Debt permitted in SECTION 7.13.

         7.18 Sale and Leaseback Transactions. No Loan Party nor any of their Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for such Loan Party or such Subsidiary to lease or rent property that such Loan Party or such Subsidiary has sold or will sell or otherwise transfer to such Person.

         7.19 New Subsidiaries. No Loan Party shall, directly or indirectly, organize, create, acquire, or permit to exist any Subsidiary without giving the Agent at least ten (10) days prior written notice of such organization, creation, or acquisition. Borrowers shall cause each Person that becomes a Restricted Subsidiary of any Loan Party after the Closing Date (whether as a result of acquisition, merger, creation, or otherwise), (a) to execute an Obligation Guaranty on the date such entity becomes a Restricted Subsidiary of a Loan Party and promptly deliver (but in no event later than five (5) days following consummation of such creation, acquisition, or merger) such Obligation Guaranty to the Agent and (b) to execute and deliver to the Agent all required Collateral Documents (in form and substance acceptable to the Agent) creating Agent's Liens in favor of the Agent in the Collateral owned by such Restricted Subsidiary.

         7.20 Fiscal Year. No Loan Party shall change its Fiscal Year.

         7.21 Fixed Charge Coverage Ratio. Following the Triggering Date and based on the most recently delivered Financial Statements received pursuant to
SECTION 5.2, the Borrowers will maintain a Fixed Charge Coverage Ratio for each period of immediately preceding twelve (12) months of not less than 1.00 to 1.0.

         7.22 Use of Proceeds. No Loan Party shall nor shall a Loan Party suffer or permit any Subsidiary to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Borrowers or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         7.23 Collateral. To secure the full and complete payment and performance of the Obligations, Borrowers shall (and shall cause each Restricted Subsidiary to) enter into Collateral

Documents (in form and substance acceptable to the Agent) pursuant to which, among other things, each such entity shall, to the extent permitted by applicable law, grant, pledge, assign, and create first priority Agent's Liens (except to the extent Permitted Liens affect such priority or except as provided under the Intercreditor Agreement) in and to all Collateral owned by such entity.

         7.24 Tax Shelter Regulations. (a) The Borrowers do not intend to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrowers determine to take any action inconsistent with such intention, it will promptly notify the Agent thereof. If the Borrowers so notify the Agent, the Borrowers acknowledge that one or more of the Lenders may treat its Loans and/or its interest in Non-Ratable Loans and/or Agent Advances and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

            (b) Neither the Agent nor any Lender intends to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Agent or any Lender determines to take any action inconsistent with this intention, such person will so notify Westlake. If the Agent or any Lender so notifies Westlake, the Agent and such Lender acknowledge that one or more of the Borrowers may treat any Loans and/or Letter of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Borrower or Borrowers, as applicable, will maintain the lists and other records required by such Treasury Regulation.

         7.25 Permitted Debt under Bond Debt and Fixed Asset Loan. The Borrowers shall at all times reserve the full amount of the Maximum Revolver Amount under
(a) Section 4.09(b)(1) (the basket permitting the credit facilities) of the indenture for the Bond Debt and (b) Section 8.03(c)(i) of the Fixed Asset Loan.

         7.26 Permitted Acquisitions. The Loan Parties may consummate Acquisitions, so long as:

            (a) the Acquisition by a Loan Party is of a Person or assets which are in substantially the same lines of business as the business conducted by such Loan Party on the date hereof, or any other business reasonably related thereto;

            (b) as of the closing thereof, each Acquisition has been approved and recommended by the board of directors (or equivalent body) of the Person to be acquired or from which such business or asset is to be acquired;

            (c) prior to the closing of such Acquisition (other than an Acquisition of assets), the Person to be acquired is Solvent;

            (d) as of the closing of the Acquisition, after giving effect thereto, the Loan Party that is the acquiring party must be Solvent and the Loan Parties, on a consolidated basis, must be Solvent;

            (e) as of the closing of any such Acquisition, (i) such Acquisition is structured as a merger, a Borrower must be the surviving entity after giving effect to such merger; and (ii) if such Acquisition is structured as a stock/equity acquisition, the acquiring Loan Party shall own not less than a 100% interest in the entity being acquired and such acquired entity will be a domestic company that is or becomes a Loan Party hereunder;

            (f) as of the closing of any Acquisition, no Default or Potential Default shall exist or occur as a result thereof, and after giving effect thereto;

            (g) if the Acquisition target is to be a Restricted Subsidiary, then Borrowers shall have complied with the terms and conditions of SECTION 7.19;

            (h) the absence of action, suit, investigation, or proceeding pending or threatened in a any court or before any arbitrator or Governmental Authority that affects the target or the proposed Acquisition, which could reasonably be expected to have a Material Adverse Effect on the target or the Loan Parties;

            (i) no Acquisition results in the formation or Acquisition of a Foreign Subsidiary of any Loan Party; the Purchase Price for such Acquisition
(A) must be less than or equal to $20,000,000, and (B) when aggregated with the Purchase Price of all other Acquisitions consummated during such Fiscal Year, does not exceed $50,000,000 in the aggregate; and (ii) immediately prior to such Acquisition and after giving effect to any Revolving Loans to be made in connection therewith, (A) there is at least $100,000,000 of Availability, and
(B) the Pro Forma Fixed Charge Coverage Ratio shall be at least 1.00 to 1.0; and

            (j) for the purposes of calculating Availability under this SECTION 7.26, no assets of the Person to be acquired or the assets to be acquired shall be included in the Borrowing Base unless such assets are acceptable to the Agent.

         7.27 Excluded Deposit Accounts. In the event the amount of funds on deposit in the Local Accounts ever exceeds $300,000 at any time in the aggregate on any date of determination, the Borrowers shall immediately deliver to the Agent Blocked Account Agreements with respect to each such Local Account.

         7.28 Fixed Asset Loan Collateral Account. The Loan Parties shall not deposit any funds into the Fixed Asset Loan Collateral Account other than net proceeds from the sale of Term Priority Collateral and insurance or condemnation proceeds received by any Loan Party in respect of any Term Priority Collateral.

         7.29 Further Assurances. The Loan Parties shall execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents.

                                   ARTICLE 8
                              CONDITIONS OF LENDING

         8.1 Conditions Precedent to Making of Loans on the Closing Date. The obligation of the Lenders to make the initial Revolving Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit on the Closing Date, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender:

            (a) This Agreement and the other Loan Documents shall have been executed by each party thereto and each Loan Party, as applicable, shall have performed and complied with all covenants, agreements, and conditions contained herein and the other Loan Documents which are required to be performed or complied with by the Loan Parties before or on such Closing Date.

            (b) Upon making the Revolving Loans on the Closing Date (including such Revolving Loans made to finance the Closing Fee or otherwise as reimbursement for fees, costs, and expenses then payable under this Agreement), and with all its obligations current, the Borrowers shall have Availability of at least $100,000,000.

            (c) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as if made on such date.

            (d) No Default or Event of Default shall have occurred and be continuing after giving effect to the Loans to be made and the Letters of Credit to be issued on the Closing Date.

            (e) The Agent and the Lenders shall have received such opinions of counsel for the Loan Parties (other than Westlake Overseas Corporation) as the Agent or any Lender shall request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

            (f) The Agent shall have received:

               (i) financing statements in proper form for filing, under the UCC in all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Liens; and

               (ii) duly authorized UCC-3 Termination Statements and such other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the Property of the Loan Parties except Permitted Liens.

            (g) The Borrowers shall have paid all fees, including the amounts owing as of the Closing Date under the Fee Letter, and expenses of the Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

            (h) The Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by this Agreement.

            (i) The Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of the Loan Parties and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts, and the Borrowing Base, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

            (j) All proceedings taken in connection with the execution of this Agreement, the Notes, all other Loan Documents, and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

            (k) Each Loan Party shall have established all of its Deposit Accounts at the Bank or shall have entered into Blocked Account Agreements (on terms acceptable to the Agent) with respect to all Deposit Accounts not established at the Bank other than (i) the account number 910-2-710192 at JPMorgan Chase Bank and (ii) immaterial local accounts of the Loan Partners (the "LOCAL ACCOUNTS") so long as the amount of funds on deposit in such accounts does not exceed $300,000 in the aggregate at any time.

            (l) No event has occurred and is continuing, or would result from such extension of credit, which has had or would (after giving effect thereto) reasonably be expected to have a Material Adverse Effect.

            (m) After giving effect to the incurrence of the Bond Debt and the incurrence of Debt under the Agreement and the Fixed Asset Loan, the Agent shall be reasonably satisfied with the corporate and capital structure and management of Westlake and its Subsidiaries.

            (n) Evidence satisfactory to Agent that there shall exist no action, suit, investigation, litigation, or proceeding pending or threatened in any court or before any arbitrator or Governmental Authority that in Agent's judgment (a) could reasonably be expected to have a Material Adverse Effect, or
(b) could reasonably be expected to materially and adversely affect this Agreement, any other Loan Document, or the transactions contemplated hereby or thereby.

            (o) Agent shall have received, each in form and substance satisfactory to Agent, (a) a pro forma balance sheet of the Loan Parties as at June 30, 2003, which balance sheet shall reflect no material changes from the most recent pro forma balance sheet of the Loan Parties previously delivered to Agent, (b) financial projections in form satisfactory to Agent of the Loan Parties scheduling the amount of Availability and evidencing the Loan Parties' ability to comply with the financial covenants set forth in SECTION 7.21, if applicable, and (c) interim financial statements for the Loan Parties as of May 31, 2003.

            (p) Receipt by Agent and satisfactory review by Agent of all material contracts of the Loan Parties with material customers.

            (q) Evidence satisfactory to Agent of closing of each of the Bond Debt and the Fixed Asset Loan, each on terms and conditions satisfactory to Agent.

            (r) Execution and delivery of the Intercreditor Agreement by all parties thereto.

            (s) Without limiting the generality of the items described above, each Loan Party shall have delivered or caused to be delivered to the Agent (in form and substance reasonably satisfactory to the Agent), the financial statements, instruments, resolutions, documents, agreements, certificates, opinions, and other items set forth on the "Closing Checklist" delivered by the Agent to Westlake prior to the Closing Date.

         The acceptance by the Borrowers of any Loans made or Letters of Credit issued on the Closing Date shall be deemed to be a representation and warranty made by the Borrowers to the effect that all of the conditions precedent to the making of such Loans or the issuance of such Letters of Credit have been satisfied or waived, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer on behalf of the Borrowers, dated the Closing Date, to such effect.

         Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this SECTION 8.1 have been fulfilled to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this SECTION 8.1, and (iii) all documents sent to such Lender for approval consent, or satisfaction were acceptable to such Lender.

         8.2 Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit shall be subject to the further conditions precedent that on and as of the date of any such extension of credit:

            (a) The following statements shall be true, and the acceptance by the Borrowers of any extension of credit shall be deemed to be a statement to the effect set forth in CLAUSES (I), (II), and (III) with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer on behalf of the Loan Parties, dated the date of such extension of credit, stating that:

               (i) The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Borrowers that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty; and

               (ii) No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

               (iii) No event has occurred and is continuing, or would result from such extension of credit, which has had or would have a Material Adverse Effect.

            (b) No such Borrowing shall exceed Availability, provided, however, that the foregoing conditions precedent set forth in this SECTION 8.2 are not conditions to each Lender participating in or reimbursing the Bank or the Agent for such Lenders' Pro Rata Share of any Non-Ratable Loan or Agent Advance made in accordance with the provisions of SECTIONS 1.2(H) and (I).

                                   ARTICLE 9
                                DEFAULT; REMEDIES

         9.1 Events of Default. It shall constitute an event of default ("EVENT OF DEFAULT") if any one or more of the following shall occur for any reason:

            (a) any failure or refusal by any Loan Party to pay (i) any principal of the Obligations when the same becomes due (whether by its terms, by acceleration, or as otherwise provided in the Loan Documents); or (ii) interest, fees, premium, or any other part of the Obligations within one day after the same becomes due and payable in accordance with the Loan Documents, whether upon demand or otherwise;

            (b) any representation or warranty made or deemed made by any Loan Party in this Agreement or in any of the other Loan Documents, any Financial Statement, or any certificate furnished by any Loan Party at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

            (c) (i) any default shall occur in the observance or performance of any of the covenants and agreements contained in SECTIONS 5.2(L), 5.2(M), 7.2, 7.5, 7.9 through 7.29, or SECTION 11 of the Security Agreement, provided that Agent, in its sole discretion may grant the Loan Parties one additional day to deliver the reports described in SECTIONS 5.2(L) and 5.2(M), (ii) any default shall occur in the observance or performance of any of the covenants and agreements contained in SECTIONS 5.2 (other than SECTIONS 5.2(L) or 5.2(m)) or
5.3 and such default shall continue for three (3) days or more; or

(iii) any default shall occur in the observance or performance of any of the other covenants or agreements contained in any other Section of this Agreement or any other Loan Document, any other Loan Documents, or any other agreement entered into at any time to which any Loan Party and the Agent or any Lender are party (including in respect of any Bank Products with respect to which the aggregate liability to the Loan Parties exceeds $250,000) and such default shall continue for thirty (30) days or more;

            (d) any "default" or "event of default" shall occur with respect to any Debt (other than the Obligations) of any Loan Party in an outstanding principal amount which exceeds $5,000,000 (in the aggregate), or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by any Loan Party, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt; or any such Debt shall be declared due and payable or be required to be prepaid prior to the stated maturity or redemption date thereof;

            (e) Westlake or any of its Subsidiaries shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement, or readjustment of its debts or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action, or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; (iv) be unable generally to pay its debts as they become due; or (v) not be Solvent;

            (f) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of Westlake or any of its Subsidiaries or for any other relief under the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and such petition or proceeding shall not be dismissed within sixty (60) days after the filing or commencement thereof or an order of relief shall be entered with respect thereto;

            (g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, trustee or similar officer for Westlake or any of its Subsidiaries or for all or any part of their respective property shall be appointed or a warrant of attachment, execution, or similar process shall be issued against any part of the property of Westlake or any of its Subsidiaries;

            (h) any Loan Party shall file a certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof except as permitted under SECTIONS 7.2 or 7.9;

            (i) all or any material part of the property of any Loan Party shall be nationalized, expropriated, or condemned, seized, or otherwise appropriated, or custody or control of such property or of such Loan Party shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

            (j) any Loan Document shall be terminated, revoked, or declared void, invalid, or unenforceable or challenged by any Loan Party or any other obligor;

            (k) one or more judgments, orders, decrees, or arbitration awards is entered against the Loan Parties involving in the aggregate liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $10,000,000 or more, and either (i) enforcement proceedings are commenced upon such judgment, order, decree, or award, or (ii) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, order, decree, or award, by reason of pending appeal or otherwise, is not in effect;

            (l) any loss, theft, damage, or destruction of any item or items of Collateral or other property of any Loan Party occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

            (m) there is filed against any Loan Party any action, suit, or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit, or proceeding (i) is not dismissed within one hundred twenty (120) days, and
(ii) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

            (n) for any reason other than the failure of the Agent to take any action available to it to maintain perfection of the Agent's Liens, pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected, and prior to all other Liens (other than Permitted Liens or as required under the Intercreditor Agreement) or is terminated, revoked, or declared void;

            (o) (i) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to the Pension Plan, Multi-employer Plan, or the PBGC in an aggregate amount in excess of $7,500,000;
(ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $7,500,000; or (iii) any Loan Party or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $7,500,000;

            (p) there occurs a Change of Control;

            (q) there occurs an event having a Material Adverse Effect;

            (r) other than those existing on the Closing Date and disclosed on
SCHEDULE 6.16, any Environmental Liabilities in excess of $10,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), but excluding: (i) Environmental Liabilities in an aggregate amount at any time up to $20,000,000 for which a Reserve is established for 100% of such aggregate amount; and (ii) amounts in excess of $20,000,000 secured by a perfected first lien on cash collateral equal to 100% of that portion of such amount in excess of the Reserves described in clause (i) for a period not to exceed 30 days; or

            (s) an event shall occur, including, without limitation, a "change in control" or "change of control" as defined in any documents or agreements evidencing or creating the Bond Debt or the Fixed Asset Loan and (i) the trustee or the required holders of any such Debt shall initiate notice under provisions governing such Debt to require (or any Loan Party shall automatically be so required) to redeem or repurchase such Debt, or (ii) any Loan Party shall initiate notice to holders of the Bond Debt or the Fixed Asset Loan in connection with a redemption of such Debt.

         9.2 Remedies.

            (a) If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Required Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrower: (i) restrict the amount of or refuse to make Revolving Loans; and (ii) restrict or refuse to provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent, may, in its discretion, and shall, at the direction of the Required Lenders, reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Borrowing Base, or reduce one or more of the other elements used in computing the Borrowing Base. In addition, if an Event of Default exists, the Agent shall, at the direction of the Required Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the Borrower: (A) terminate the Commitments and this Agreement;
(B) declare any or all Obligations to be immediately due and payable; provided, however, that upon the occurrence of any Event of Default described in SECTIONS 9.1(E), 9.1(F), 9.1(G), or 9.1(H), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; (C) require the Borrowers to cash collateralize all outstanding Letter of Credit Obligations; and (D) pursue its other rights and remedies under the Loan Documents and applicable law.

            (b) If an Event of Default has occurred and is continuing: (i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and the UCC; (ii) the Agent may, at any time, take possession of the Collateral and keep it on any Loan Party's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the Loan Parties shall, upon the Agent's demand, at the Borrowers' cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Loan Parties agree that any notice by the Agent of sale, disposition, or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to such Loan Party if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five (5) Business Days prior to such action to Westlake's address specified in or pursuant to SECTION 13.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to any Loan Party. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, the Loan Parties irrevocably waive to the extent permitted under applicable Law: (A) the posting of any bond, surety, or security with respect thereto which might otherwise be required; (B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. The Loan Parties agree that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, the Loan Parties' labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in advertising or selling any Collateral, and unless the terms and provisions of such rights provide otherwise, in completing production of any Collateral, and the Loan Parties' rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations. The Agent will return any excess to the Borrowers and the Borrowers shall remain liable for any deficiency.

            (c) If an Event of Default occurs and is continuing, the Loan Parties hereby waive, to the extent permitted by applicable law, all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to reply, attach or levy upon the Collateral without notice or hearing.

                                   ARTICLE 10
                              TERM AND TERMINATION

         10.1 Term and Termination. The term of this Agreement shall end on the Stated Termination Date unless sooner terminated in accordance with the terms hereof. The Agent upon direction from the Required Lenders may terminate this Agreement without notice upon the occurrence of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest, and any early termination or prepayment fees or penalties) shall become immediately due and payable, and the Borrowers shall immediately arrange for the cancellation and return of Letters of Credit then outstanding (or, in the alternative, shall provide (a) cash collateral for all remaining Letters of Credit in an amount equal to 110% of the aggregate face amounts of such Letters of Credit or (b) a back-up letter of credit for each remaining Letter of Credit in form and substance and from an issuer acceptable to the Agent in its sole discretion). Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash or acceptable back-up letters of credit are provided as set forth in the immediately preceding sentence, the Borrowers shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder or under any other Loan Document, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

                                   ARTICLE 11
         AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

         11.1 Amendments and Waivers.

            (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Loan Parties therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the Agent at the written request of the Required Lenders) and the Borrowers and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by each Lender affected thereby and the Borrowers and acknowledged by the Agent, do any of the following:

               (i) extend the Commitment of any Lender;

               (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees (other than fees payable solely to the Agent), or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

               (iii) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

               (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

               (v) increase any of the percentages set forth in the definition of the Borrowing Base;

               (vi) amend this Section or any provision of this Agreement providing for consent or other action by all Lenders;

               (vii) release all or substantially all of the Obligation Guaranties or release Collateral other than as permitted by SECTION 12.11 or amend any provisions of the Intercreditor Agreement that would affect the priority of Agent's Liens in the Collateral;

               (viii) change the definitions of "Majority Lenders" or "Required Lenders"; or

               (ix) increase the Maximum Revolver Amount, the Maximum Inventory Loan Amount, or Letter of Credit Subfacility;

provided, however, the Agent may, in its sole discretion and notwithstanding the limitations contained in CLAUSES (V) and (IX) above and any other terms of this Agreement, make Agent Advances in accordance with SECTION 1.2(G) and, provided further, that (A) no amendment, waiver, or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document; (B) no amendment shall increase the Commitment of any Lender unless consented to by such Lender; and (C) SCHEDULE
1.2 hereto (Commitments) may be amended from time to time by Agent alone to reflect assignments of Commitments in accordance herewith.

            (b) If any fees are paid to the Lenders as consideration for amendments, waivers, or consents with respect to this Agreement, at Agent's election, such fees may be paid only to those Lenders that agree to such amendments, waivers or consents within the time specified for submission thereof.

            (c) If, in connection with any proposed amendment, waiver or consent (a "PROPOSED CHANGE"):

               (i) requiring the consent of all Lenders, the consent of Required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained as described in this clause (i) and in clause (ii) below being referred to as a "NON-CONSENTING LENDER"), or

               (ii) requiring the consent of Required Lenders, the consent of Majority Lenders is obtained,

then, so long as the Agent is not a Non-Consenting Lender, at the Borrowers' request, the Agent or an Eligible Assignee shall have the right (but not the obligation) with the Agent's approval, to purchase from the Non-Consenting Lenders, and the Non-Consenting Lenders agree that they shall sell, all the Non-Consenting Lenders' Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to Assignment and Acceptance Agreement(s), without premium or discount.

         11.2 Assignments; Participations.

            (a) Any Lender may, with the written consent of the Agent (which consent shall not be unreasonably withheld), assign and delegate to one or more Eligible Assignees (provided that no consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "ASSIGNEE") all, or any ratable part of all, of the Loans, the Commitment, and the other rights and obligations of such Lender hereunder, in a minimum amount of $10,000,000 (provided that, unless an assignor Lender has assigned and delegated all of its Loans and Commitment, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $10,000,000; provided, however, that the Borrowers and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrowers and the Agent an Assignment and Acceptance in the form of EXHIBIT F ("ASSIGNMENT AND ACCEPTANCE") together with any note or notes, if any, subject to such assignment and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500. The Borrowers agree to promptly execute and deliver new promissory notes and replacement promissory notes if requested by an Assignee or assignor Lender to evidence assignments of the Loans and Commitments in accordance herewith.

            (b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance (and consent of the Agent thereto, if required) and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

            (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by any Loan Party Borrower to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
(iv) such Assignee will, independently (without reliance upon the Agent, such assigning Lender, or any other Lender, and based on such documents and information as it shall deem appropriate at the time), continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

            (d) Immediately upon satisfaction of the requirements of SECTION 11.2(A), this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

            (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of any Borrower (a "PARTICIPANT") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "ORIGINATING LENDER") hereunder and under the other Loan Documents; provided, however, that (i) the Originating Lender's obligations under this Agreement shall remain unchanged;
(ii) the Originating Lender shall remain solely responsible for the performance of such obligations; (iii) the Borrowers and the Agent shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents; and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except the matters set forth in SECTION 11.1(A) (I), (II), and (III), and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

            (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE 12
                                    THE AGENT

         12.1 Appointment and Authorization. Each Lender hereby designates and appoints the Bank as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. In addition, each Lender hereby authorizes the Agent to enter into the Intercreditor Agreement. The Agent agrees to act as such on the express conditions contained in this ARTICLE 12. The provisions of this ARTICLE 12 are solely for the benefit of the Agent and the Lenders and no Borrower shall have any rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base, (b) the making of Agent Advances pursuant to
SECTION 1.2(I), and (c) the exercise of remedies pursuant to SECTION 9.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

         12.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees, or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         12.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation, or warranty made by any Borrower, any Affiliate of any Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability, or sufficiency of this Agreement or any other Loan Document, or for any failure of any Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books, or records of any Borrower or any Affiliates of any Borrower.

         12.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document, or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or all Lenders if so required by SECTION 11.1) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         12.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with SECTION 9; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         12.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrowers and their Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently (without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate), made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition, and creditworthiness of the Borrowers and their Affiliates, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower. Each Lender also represents that it will, independently (without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time), continue to make its own credit analysis, appraisals, and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition, and creditworthiness of the Borrowers. Except for notices, reports, and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition, or creditworthiness of the Borrowers which may come into the possession of any of the Agent-Related Persons.

         12.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), in accordance with their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in SECTION 13.11; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this SECTION 12.7 shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         12.8 Agent in Individual Capacity. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting, or other business with the Borrowers and their Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding the Borrowers, their Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of the Borrowers, Affiliates, or Account Debtors) and acknowledge that the Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include the Bank in its individual capacity.

         12.9 Successor Agent. The Agent may resign as Agent upon at least thirty (30) days prior notice to the Lenders and the Borrowers, such resignation to be effective upon the acceptance of a successor agent to its appointment as Agent. In the event the Bank sells all of its Commitment and Revolving Loans as part of a sale, transfer or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. Subject to the foregoing, if the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and Westlake, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, (a) such successor agent shall succeed to all the rights, powers, and duties of the retiring Agent, (b) the term "Agent" shall mean such successor agent, (c) the retiring Agent's appointment, powers, and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE 12 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         12.10 Withholding Tax.

            (a) If any Lender is a "foreign corporation, partnership, or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

               (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States of America tax treaty, properly completed IRS Forms W-8BEN and W-8ECI before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

               (ii) if such Lender claims that interest paid under this Agreement is exempt from United States of America withholding tax because it is effectively connected with a United States of America trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

               (iii) such other form or forms as may be required under the Code or other laws of the United States of America as a condition to exemption from, or reduction of, United States of America withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

            (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States of America tax treaty by providing IRS Form W-8BEN, and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrowers to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form W-8BEN as no longer valid.

            (c) If any Lender claiming exemption from United States of America withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

            (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by SUBSECTION (A) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

            (e) If the IRS or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

         12.11 Collateral Matters.

            (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Liens upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by the Borrowers of all Aggregate Revolver Outstandings, and the termination of all outstanding Letters of Credit (or, in the alternative, with respect to Letters of Credit, providing (x) cash collateral for all remaining Letters of Credit in an amount equal to 110% of the aggregate face amounts of such Letters of Credit or (y) a back-up letter of credit for each such Letter of Credit in form and substance and from an issuer acceptable to the Agent in its sole discretion) (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Borrowers certify to the Agent that the sale or disposition is made in compliance with SECTION 7.9 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to the Loan Parties under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; provided that the Agent may, in its discretion, release the Agent's Liens on Collateral valued in the aggregate not in excess of $500,000 during each Fiscal Year without the prior written authorization of the Lenders and the Agent may release the Agent's Liens on Collateral valued in the aggregate not in excess of $1,000,000 during each Fiscal Year with the prior written authorization of Required Lenders. Upon request by the Agent or the Borrowers at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this SECTION 12.11.

            (b) Upon receipt by the Agent of any authorization required pursuant to SECTION 12.11(A) from the Lenders of the Agent's authority to release Agent's Liens upon particular types or items of Collateral, and upon at least five (5) Business Days prior written request by the Borrowers, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of any Loan Party in respect of) all interests retained by any Loan Party, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

            (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected, or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the rights, authorities, and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

         12.12 Restrictions on Actions by Lenders; Sharing of Payments.

            (a) Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the Obligations, any amounts owing by such Lender to any Borrower or any accounts of any Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or against any Borrower, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

            (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff, or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of any Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

         12.13 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession or control. Should any Lender (other than the Agent) obtain possession or control of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral or control thereof to the Agent or in accordance with the Agent's instructions.

         12.14 Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Closing Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium, or interest on the Revolving Loans or otherwise. Unless the Agent receives notice from the Borrowers prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         12.15 Settlement.

            (a) (i) Each Lender's funded portion of the Revolving Loans is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by any Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Non-Ratable Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                (ii) The Agent shall request settlement ("Settlement") with the Lenders on at least a weekly basis, or on a more frequent basis at Agent's election, (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, (B) for itself, with respect to each Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 12:00 noon (Houston, Texas time) on the date of such requested Settlement (the "SETTLEMENT DATE"). Each Lender (other than the Bank, in the case of Non-Ratable Loans and the Agent in the case of Agent Advances) shall transfer the amount of such Lender's Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans and Agent Advances with respect to each Settlement to the Agent, to Agent's account, not later than 2:00 p.m. (Houston, Texas time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in ARTICLE 8 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable Non-Ratable Loan or Agent Advance and, together with the portion of such Non-Ratable Loan or Agent Advance representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after the

Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, and (B) for itself, with respect to each Agent Advance.

               (iii) Notwithstanding the foregoing, not more than one (1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Non-Ratable Loan or Agent Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Agent Advance equal to such Lender's Pro Rata Share of such Non-Ratable Loan or Agent Advance and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans or Agent Advances, upon demand by Bank or Agent, as applicable, shall pay to Bank or Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender's Pro Rata Share of such Non-Ratable Loans or Agent Advances. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Loans. (iv) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Non-Ratable Loan or Agent Advance pursuant to CLAUSE (III) above, the Agent shall promptly distribute to such Lender, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Non-Ratable Loan or Agent Advance.

               (v) Between Settlement Dates, the Agent, to the extent no Agent Advances are outstanding, may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank's Revolving Loans including Non-Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank's Revolving Loans (other than to Non-Ratable Loans or Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to CLAUSE (III) above), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Non-Ratable Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than Non-Ratable Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent, and the other Lenders, respectively.

               (vi) Unless the Agent has received written notice from a Lender to the contrary, the Agent may assume that the applicable conditions precedent set forth in ARTICLE 8 have been satisfied and the requested Borrowing will not exceed Availability on any Funding Date for a Revolving Loan or Non-Ratable Loan.

            (b) Lenders' Failure to Perform. All Revolving Loans (other than Non-Ratable Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and
(iii) the obligations of each Lender hereunder shall be several, not joint and several.

            (c) Defaulting Lenders. Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one (1) Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent that Lender's Pro Rata Share of a Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date. Furthermore, the Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If any Lender has not transferred its full Pro Rata Share to the Agent in immediately available funds and the Agent has transferred corresponding amount to the Borrowers on the Business Day following such Funding Date, that the Lender shall make such amount available to the Agent, together with interest at the Federal Funds Rate for that day. A notice by the Agent submitted to any Lender with respect to amounts owing shall be conclusive, absent manifest error. If each Lender's full Pro Rata Share is transferred to the Agent as required, the amount transferred to the Agent shall constitute that Lender's Revolving Loan for all purposes of this Agreement. If that amount is not transferred to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrowers of such failure to fund and, upon demand by the Agent, the Borrowers shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Revolving Loans comprising that particular Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "DEFAULTING LENDER") shall not relieve any other Lender of its obligation hereunder to make a Revolving Loan on that Funding Date. No Lender shall be responsible for any other Lender's failure to advance such other Lenders' Pro Rata Share of any Borrowing.

            (d) Retention of Defaulting Lender's Payments. The Agent shall not be obligated to transfer to a Defaulting Lender any payments made by any Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. In its discretion, the Agent may loan the Borrowers the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so loaned to the Borrowers shall bear interest at the rate applicable to Base Rate Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender". Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (i) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (ii) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by the Borrowers of their duties and obligations hereunder.

            (e) Removal of Defaulting Lender. At the Borrowers' request, the Agent or an Eligible Assignee reasonably acceptable to the Agent and the Borrowers shall have the right (but not the obligation) to purchase from any Defaulting Lender, and each Defaulting Lender shall, upon such request, sell and assign to the Agent or such Eligible Assignee, all of the Defaulting Lender's outstanding

Commitment hereunder. Such sale shall be consummated promptly after Agent has arranged for a purchase by Agent or an Eligible Assignee pursuant to an Assignment and Acceptance, and at a price equal to the outstanding principal balance of the Defaulting Lender's Loans, plus accrued interest and fees, without premium or discount.

         12.16 Letters of Credit; Intra-Lender Issues.

            (a) Notice of Letter of Credit Balance. On each Settlement Date the Agent shall notify each Lender of the issuance of all Letters of Credit since the prior Settlement Date.

            (b) Participations in Letters of Credit.

               (i) Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with SECTION 1.3(D), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit or the Credit Support provided through the Agent to the Letter of Credit Issuer, if not the Bank, in connection with the issuance of such Letter of Credit (including all obligations of the Borrowers with respect thereto, and any security therefor or guaranty pertaining thereto).

               (ii) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from any Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the Letter of Credit Issuer thereof payment from a Lender, the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from such Borrower. Each such payment shall be made by the Agent on the next Settlement Date.

               (iii) Documentation. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, Credit Support for any Letter of Credit, reimbursement agreements executed in connection therewith, applications for any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

               (iv) Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to their participation therein or with respect to any Credit Support for any Letter of Credit or with respect to the Revolving Loans made as a result of a drawing under a Letter of Credit and the obligations of the Borrower for whose account the Letter of Credit or Credit Support was issued to make payments to the Agent, for the account of the Lenders, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:

                  (1) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                  (2) the existence of any claim, setoff, defense, or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein, or any unrelated transactions (including any underlying transactions between any Borrower or any other Person and the beneficiary named in any Letter of Credit);

                  (3) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (4) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                  (5) the occurrence of any Default or Event of Default; or

                  (6) the failure of the Borrowers to satisfy the applicable conditions precedent set forth in ARTICLE 8.

            (c) Recovery or Avoidance of Payments; Refund of Payments In Error. In the event any payment by or on behalf of any Borrower received by the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided, or recovered from the Agent in connection with any receivership, liquidation, or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided, or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent receives notice from the Borrowers prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

            (d) Indemnification by Lenders. To the extent not reimbursed by the Borrowers and without limiting the obligations of the Borrowers hereunder, the Lenders agree to indemnify the Letter of Credit Issuer ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by, or asserted against the Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or the transactions contemplated thereby or any action taken or omitted by the Letter of Credit Issuer under any Letter of Credit or any Loan Document in connection therewith; provided that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by the Borrowers to the Letter of Credit Issuer, to the extent that the Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by a Borrower. The agreement contained in this Section shall survive payment in full of all other Obligations.

         12.17 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent, Majority Lenders, or Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent, the Majority Lenders, or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the

Revolving Loans, Agent Advances, Non-Ratable Loans, Bank Products, and all interest, fees and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.

         12.18 Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

            (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or on behalf of the Agent;

            (b) expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

            (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or the Bank or other party performing any audit or examination will inspect only specific information regarding the Borrowers and will rely significantly upon the Borrowers' books and records, as well as on representations of the Borrowers' personnel;

            (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

            (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrowers, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

         12.19 Relation Among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

         12.20 Co-Agents. None of the Lenders identified on the facing page or signature pages of this Agreement as a "co-agent" (if any) shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified as a "co-agent" (if any) shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE 13
                                  MISCELLANEOUS

         13.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among any Borrower and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Borrowers of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

         13.2 Severability. The illegality or unenforceability of any provision of this Agreement or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         13.3 Governing Law; Choice of Forum; Service of Process.

            (a) The Loan Documents have been entered into pursuant to Section 5-1401 of the New York General Obligations Law and the substantive laws of the State of New York (except to the extent the laws of another jurisdiction govern the creation, perfection, validity, or enforcement of Liens under the Collateral Documents), and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of the Loan Documents.

            (b) EACH PARTY HERETO (INCLUDING EACH GUARANTOR BY EXECUTION OF AN OBLIGATION GUARANTY), IN EACH CASE FOR ITSELF, ITS SUCCESSORS AND ASSIGNS, HEREBY (A) IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE (PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN THE STATE OF NEW YORK, AND AGREES AND CONSENTS THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BY SERVICE OF PROCESS AS PROVIDED BY NEW YORK LAW, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY LITIGATION ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS AND THE OBLIGATION BROUGHT IN ANY SUCH COURT, (C) IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY CLAIMS THAT ANY LITIGATION BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM,
(D) AGREES TO DESIGNATE AND MAINTAIN AN AGENT FOR SERVICE OF PROCESS IN NEW YORK IN CONNECTION WITH ANY SUCH LITIGATION AND TO DELIVER TO THE AGENT EVIDENCE THEREOF, IF REQUESTED, AND (E) IRREVOCABLY AGREES TO THE FULLEST EXTENT PERMITTED BY LAW THAT ANY LEGAL PROCEEDING AGAINST ANY PARTY HERETO ARISING OUT OF OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE OBLIGATION SHALL BE BROUGHT IN ONE OF THE AFOREMENTIONED COURTS. THE SCOPE OF EACH OF THE FOREGOING WAIVERS IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE LOAN PARTIES AND EACH OTHER PARTY TO THE LOAN DOCUMENTS ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE AGREEMENT OF EACH PARTY HERETO TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THE LOAN DOCUMENTS, AND EACH WILL CONTINUE TO RELY ON EACH OF SUCH WAIVERS IN RELATED FUTURE DEALINGS. THE LOAN PARTIES AND EACH OTHER PARTY TO THE LOAN DOCUMENTS WARRANT AND REPRESENT THAT THEY HAVE REVIEWED THESE WAIVERS WITH THEIR LEGAL COUNSEL, AND THAT THEY KNOWINGLY AND VOLUNTARILY AGREE TO EACH SUCH WAIVER FOLLOWING CONSULTATION WITH LEGAL

COUNSEL. THE WAIVERS IN THIS SECTION 13.3 ARE IRREVOCABLE, MEANING THAT THEY MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THESE WAIVERS SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS, AND REPLACEMENTS TO OR OF THIS OR ANY OTHER LOAN DOCUMENT. In the event of litigation, this agreement may be filed as a written consent to a trial by the court. Notwithstanding the foregoing: (1) the agent and the lenders shall have the right to bring any action or proceeding against any loan party or their property in the courts of any other jurisdiction the agent or the lenders deem necessary or appropriate in order to realize on the collateral or other security for the obligations and (2) each of the parties hereto acknowledges that any appeals from the courts described in the immediately preceding sentence may have to be heard by a court located outside those jurisdictions.

            (c) EACH BORROWER AND EACH OTHER LOAN PARTY (BY EXECUTION OF AN OBLIGATION GUARANTY) HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO WESTLAKE AT ITS ADDRESS SET FORTH IN
SECTION 13.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF (I) TWO (2) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED WITH A NATIONALLY-RECOGNIZED OVERNIGHT COURIER OR (II) WHEN ACTUALLY DELIVERED TO SUCH PERSON. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

         13.4 WAIVER OF JURY TRIAL. EACH BORROWER AND EACH OTHER LOAN PARTY (BY EXECUTION OF AN OBLIGATION GUARANTY), THE LENDERS, AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING, OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY SUCH PARTIES AGAINST ANY OTHER SUCH PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT, OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH BORROWER, THE LENDERS, AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         13.5 Survival of Representations and Warranties. All of the Borrowers' representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

         13.6 Other Security and Guaranties. The Agent, may, without notice or demand and without affecting any Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce, or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

         13.7 Fees and Expenses. The Borrowers agree to pay to the Agent and the Arranger (as applicable), for their respective benefits, on demand, all reasonable costs and expenses that the Agent and the Arranger pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs; (b) costs and expenses (including, without duplication, attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien searches; (d) taxes, fees, and other charges for recording any mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of the Agreement); (e) sums paid or incurred to pay any amount or take any action reasonably required of any Borrower under the Loan Documents that Borrowers fail to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and the Loan Parties' operations by the Agent plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $850 per day (or portion thereof) for each Person retained or employed by the Agent with respect to each field examination or audit); and (g) costs and expenses of forwarding loan proceeds, collecting checks, and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. In addition, the Borrowers agree to pay costs and expenses incurred by the Agent and the Arranger (including Attorneys' Costs) to the Agent and the Arranger, as applicable, for their respective benefit, on demand, and to the other Lenders for their benefit, on demand, and all reasonable fees, expenses and disbursements incurred by such other Lenders for one law firm retained by such other Lenders, in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent, the Arranger, or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrower. All of the foregoing costs and expenses may be (in the sole discretion of the Agent) charged to the Borrowers' Loan Account as Revolving Loans as described in SECTION 3.7 up to the Maximum Revolver Amount.

         13.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) on the earlier of (i) two
(2) days after the same shall have been so deposited with a nationally-recognized overnight courier or (ii) when actually delivered to such person, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

            If to the Agent or to the Bank:

                  Bank of America, N.A.
                  55 S. Lake Avenue, Suite 900
                  Pasadena, CA  91101
                  Attention:  Robert Mostert
                  Facsimile  No.: 626.397.1275

                  with copies to:

                  Haynes and Boone, LLP
                  901 Main Street, Suite 3100
                  Dallas, TX  75202
                  Attention:  Sue P. Murphy
                  Facsimile No.: 214.200.0565

            If to the Borrower:

                  Westlake Chemical Corporation
                  2801 Post Oak Boulevard
                  Houston, TX  77056
                  Attention: Treasurer
                  Facsimile No.: 713.960.9420


or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         13.9 Waiver of Notices. Unless otherwise expressly provided herein, each Borrower waives presentment, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations, and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Borrower which the Agent or any Lender may elect to give shall entitle any Borrower to any or further notice or demand in the same, similar, or other circumstances.

         13.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by any Borrower without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

         13.11 Indemnity of the Agent, the Arranger, and the Lenders by the Borrower.

            (a) Each Borrower and each other Loan Party (by execution of an Obligation Guaranty) agrees to defend, indemnify, and hold the Agent-Related Persons, the Arranger, and each Lender and each of their respective officers, directors, employees, counsel, representatives, agents, and attorneys-in-fact (each, an "INDEMNIFIED PERSON") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses, and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time

(including at any time following repayment of the Loans and the termination, resignation, or replacement of the Agent or replacement of any Lender) be imposed on, incurred by, or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation, or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); provided, that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent resulting from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

            (b) Each Borrower and each other Loan Party (by execution of an Obligation Guaranty) agrees to indemnify, defend, and hold harmless the Agent and the Lenders from any Environmental Liability, arising directly or indirectly, in whole or in part, out of any breach of this Agreement, including without limitation, any breach of SECTION 6.16 or SECTION 7.7 by any Loan Party. This indemnity will apply whether the Hazardous Material is on, under, or about any Real Estate or operations or property leased to, or formerly owned or operated by, any Loan Party or any of their Subsidiaries. The indemnity includes, but is not limited to, Attorneys Costs. The indemnity extends to the Agent and the Lenders, their parents, affiliates, subsidiaries, and all of their directors, officers, employees, agents, successors, attorneys, and assigns. This indemnity will survive repayment of all other Obligations. This indemnity is intended to allocate responsibility between the Loan Parties and the Agent and the Lenders as contemplated by Section 107(e)(1) of CERCLA and any successor federal statute, rule, or regulations or comparable state statute, rule, or regulations.

         13.12 Limitation of Liability. NO CLAIM MAY BE MADE BY ANY LOAN PARTY, ANY LENDER, OR OTHER PERSON AGAINST THE AGENT, THE ARRANGER, ANY LENDER, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS, OR ATTORNEYS-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH BORROWER AND EACH OTHER LOAN PARTY (BY EXECUTION OF AN OBLIGATION GUARANTY) AND EACH LENDER HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         13.13 Final Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except by a written agreement signed by the Borrowers and a duly authorized officer of each of the Agent and the requisite Lenders.

         13.14 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender, and each Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         13.15 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         13.16 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to any Borrower, any such notice being waived by each Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of any Borrower against any and all Obligations (for the benefit of all Lenders as provided herein), now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrowers and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY BORROWER HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS. If any Lender shall obtain any payment or prepayment with respect to the Obligation as a result of exercising its Right under this
SECTION 13.16 which is in excess of its share of any such payment in accordance with the relevant rights of the Lenders under the Loan Documents, then such Lender shall purchase from the other Lenders such participations as shall be necessary to cause such purchasing Lender to share the excess payment with each other Lender in accordance with the relevant rights under the Loan Documents. If all or any portion of such excess payment is subsequently recovered from such purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of such recovery. Each Loan Party agrees that any Lender purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of offset) with respect to such participation as fully as if such Lender were the direct creditor of such Loan Party in the amount of such participation.

         13.17 Confidentiality.

            (a) Each Borrower hereby consents that the Agent and each Lender may issue and disseminate to the public general non-confidential information describing the credit accommodation entered into pursuant to this Agreement, including the names and addresses of the Borrowers and a general description of the business of the Borrowers and may use the Borrowers' name in advertising and other promotional material.

            (b) The Agent and each Lender severally agrees to take customary and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrowers and provided to the Agent or such Lender by or on behalf of the Borrowers, under this Agreement, or any other Loan Document, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than the Borrowers, provided that such source is not bound by a confidentiality agreement with the Borrowers known to the Agent or such Lender; provided, however, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable Requirement of Law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent's or such Lender's independent auditors, accountants, attorneys, and other professional advisors; provided that such Persons have been informed that such information is required to be kept confidential to the extent required by this
SECTION 13.17; (7) to any prospective Participant or Assignee under any Assignment and Acceptance, actual or potential, provided that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which any Borrower is party with the Agent or such Lender, and (9) to its Affiliates; provided that such Persons have been informed that such information is required to be kept confidential to the extent required by this SECTION 13.17. Notwithstanding anything herein to the contrary, the information subject to this SECTION 13.17(B) shall not include, and the Agent, each Lender, and each employee, representative, or other agent of the Agent or any Lender may disclose to any and all persons without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Agent or such Lender relating to such tax treatment and tax structure.

         13.18 Conflicts with Other Loan Documents. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.

         13.19 Westlake as Agent. By executing this Agreement, each of the Borrowers confirms to the other parties to this Agreement that Westlake shall (and has been duly appointed by each of the Borrowers to) act as agent for the Borrowers for all purposes of the Loan Documents, including, without limitation, taking any action or receiving any communication on behalf of such Borrower in connection with the Loan Documents. Each of the Lenders and Agent shall be entitled to deal with any Borrower through Westlake and to rely on any instructions or other communications from Westlake on behalf of any Borrower. None of the Lenders or Agent shall have any responsibility to any Borrower for dealing with the Borrowers as provided in this SECTION 13.19, and the Obligation of each of the Borrowers to the Lenders shall not be affected by any matter relating to acts or omissions of Westlake relating to the Borrowing or otherwise as agent for the Borrowers hereunder. Notwithstanding the appointment of Westlake as agent for the Borrowers hereunder, Agent and the Lenders shall in their sole discretion be entitled to deal directly with any Borrower for all purposes of the Loan Documents.

                   [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE FOLLOWS.]

         SIGNATURE PAGE TO CREDIT AGREEMENT IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                              BANK OF AMERICA, N.A., as Agent


                              By:         /s/ Robert Mostert
                                    -----------------------------------------
                                    Robert Mostert, Vice President

                       SIGNATURE PAGE TO CREDIT AGREEMENT

      SIGNATURE PAGE TO THAT CERTAIN CREDIT AMENDMENT DATED AS OF JULY 31, 2003, AMONG WESTLAKE CHEMICAL CORPORATION AND CERTAIN OF ITS DIRECT AND INDIRECT SUBSIDIARIES, AS BORROWERS, BANK OF AMERICA, N.A., AS THE AGENT, AND THE LENDERS DEFINED HEREIN.



                              BANK OF AMERICA, N.A., as a Lender


                              By:         /s/ Robert Mostert
                                    -----------------------------------------
                                    Robert Mostert, Vice President



                       SIGNATURE PAGE TO CREDIT AGREEMENT

     SIGNATURE PAGE TO THAT CERTAIN CREDIT AMENDMENT DATED AS OF JULY 31, 2003, AMONG WESTLAKE CHEMICAL CORPORATION AND CERTAIN OF ITS DIRECT AND INDIRECT SUBSIDIARIES, AS BORROWERS, BANK OF AMERICA, N.A., AS THE AGENT, AND THE LENDERS DEFINED HEREIN.



                             WESTLAKE CHEMICAL CORPORATION,
                             a Delaware corporation


                              By:         /s/ A. Chao
                                    ------------------------------------------
                                    Albert Chao
                                    President


                       SIGNATURE PAGE TO CREDIT AGREEMENT

     SIGNATURE PAGE TO THAT CERTAIN CREDIT AMENDMENT DATED AS OF JULY 31, 2003, AMONG WESTLAKE CHEMICAL CORPORATION AND CERTAIN OF ITS DIRECT AND INDIRECT SUBSIDIARIES, AS BORROWERS, BANK OF AMERICA, N.A., AS THE AGENT, AND THE LENDERS DEFINED HEREIN.

                             NORTH AMERICAN PIPE CORPORATION,
                             a Delaware corporation

                             VAN BUREN PIPE CORPORATION,
                             a Delaware corporation

                             WESTECH BUILDING PRODUCTS, INC.,
                             a Delaware corporation

                             WESTLAKE PVC CORPORATION,
                             a Delaware corporation

                             WESTLAKE VINYLS, INC.,
                             a Delaware corporation


                              By:         /s/ Tai-Li Keng
                                    ------------------------------------------
                                    Tai-Li Keng
                                    Vice-President of the above Borrowers



                       SIGNATURE PAGE TO CREDIT AGREEMENT

     SIGNATURE PAGE TO THAT CERTAIN CREDIT AMENDMENT DATED AS OF JULY 31, 2003, AMONG WESTLAKE CHEMICAL CORPORATION AND CERTAIN OF ITS DIRECT AND INDIRECT SUBSIDIARIES, AS BORROWERS, BANK OF AMERICA, N.A., AS THE AGENT, AND THE LENDERS DEFINED HEREIN.

                              GEISMAR VINYLS COMPANY LP,
                              a Delaware limited partnership

                              By:   GVGP, Inc., its general partner


                              WESTLAKE PETROCHEMICALS LP,
                              a Delaware limited partnership

                              By:   Westlake Chemical Investments, Inc.,
                                    its general partner


                              WESTLAKE POLYMERS LP,
                              a Delaware limited partnership

                              By:   Westlake Chemical Investments, Inc.,
                                    its general partner


                              WESTLAKE STYRENE LP, a Delaware limited
                                    partnership

                              By:   Westlake Chemical Holdings, Inc.,
                                     its general partner


                              WPT LP, a Delaware limited partnership

                              By:   Westlake Chemical Holdings, Inc.,
                                    its general partner



                                    By:         /s/ Tai-Li Keng
                                          ------------------------------------
                                          Tai-Li Keng
                                          Vice President of the general
                                          partners of the above Borrowers

                       SIGNATURE PAGE TO CREDIT AGREEMENT

                                     ANNEX A
                                       TO
                                CREDIT AGREEMENT

                                   DEFINITIONS

            Capitalized terms used in the Loan Documents shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the
Agreement:

            "ACCOUNTS" means all of the Loan Party's now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

            "ACCOUNT DEBTOR" means each Person obligated in any way on or in connection with an Account, Chattel Paper, or General Intangibles (including a payment intangible).

            "ACCOUNT TRIGGERING DATE" means the date upon which the Availability is less than $60,000,000 at any time.

            "ACH TRANSACTIONS" means any cash management or related services including the automatic clearing house transfer of funds by the Bank for the account of any Borrower pursuant to agreement or overdrafts.

            "ACQUISITION" means any transaction or series of related transactions for the purpose of, or resulting in, directly or indirectly, (a) the acquisition by any Loan Party of all or substantially all of the assets of a Person or of any business or division of a Person; (b) the acquisition by any Loan Party of more than 50% of any class of Voting Stock (or similar ownership interests) of any Person; or (c) a merger, consolidation, amalgamation, or other combination by any Loan Party with another Person if a Loan Party is the surviving entity, provided that, (i) in any merger involving any Borrower, a Borrower must be the surviving entity; and (ii) for purpose of this Agreement, any Acquisition among Loan Parties is not an "Acquisition."

            "ADJUSTED NET EARNINGS FROM OPERATIONS" means, with respect to any fiscal period of Westlake, the Loan Parties' consolidated net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, excluding any and all of the following included in such net income: (a) gain or loss arising from the sale of any capital assets; (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by any Loan Party in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any Person in which any Loan Party has an ownership interest unless (and only to the extent) such earnings shall actually have been received by such Loan Party in the form of cash distributions; (e) earnings of any Person to which assets of any Loan Party shall have been sold, transferred, or disposed of, or into which any Loan Party shall have been merged, or which has been a party with any Loan Party to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain arising from the acquisition of Debt or equity security of any Loan Party or from cancellation or forgiveness of Debt; and (g) gain arising from extraordinary items, as determined in accordance with GAAP, or from any other non-recurring transaction.

            "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or


                                                     ANNEX A TO CREDIT AGREEMENT
indirectly, five percent (5%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

            "AGENT" means the Bank, solely in its capacity as agent for the Lenders, and any successor agent.

            "AGENT ADVANCES" has the meaning specified in SECTION 1.2(I).

            "AGENT'S LIENS" means the Liens in the Collateral granted to the Agent, for the benefit of the Lenders, Bank, and Agent pursuant to this Agreement and the other Loan Documents.

            "AGENT-RELATED PERSONS" means the Agent, together with its Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of the Agent and such Affiliates.

            "AGGREGATE REVOLVER OUTSTANDINGS" means, at any date of determination: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit.

            "AGREEMENT" means the Credit Agreement dated as of July 31, 2003, by and among the Borrowers, the Agent, and the other Lenders, as from time to time amended, modified or restated.

            "ANNIVERSARY DATE" means each anniversary of the Closing Date.

            "APPLICABLE MARGIN" means

            (i) with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans and the Unused Line Fee), 0.25%;

            (ii)  with respect to LIBOR Rate Loans, 2.25%; and

            (iii) with respect to the Unused Line Fee, .50%.

            The Applicable Margins with respect to Base Rate Loans and LIBOR Rate Loans shall be adjusted (up or down) prospectively on a quarterly basis, as determined by the Loan Parties' consolidated financial performance, commencing with the first day of the first calendar quarter that occurs more than five (5) days after delivery of the Borrowers' quarterly Financial Statements to Lenders for the fiscal quarter ending June 30, 2004. Adjustments in Applicable Margins shall be determined by reference to the following grids:


                                      A-2
                                                     ANNEX A TO CREDIT AGREEMENT

IF FIXED CHARGE COVERAGE RATIO IS:                        LEVEL OF
                                                          APPLICABLE MARGINS:
--------------------------------------------------------------------------------
Less than 1.20:1.0                                        Level I
Less than 1.40:1.0, but greater than or equal to          Level II
1.20:1.0
Less than 1.60:1.0, but greater than or equal to          Level III
1.40:1.0
Less than 1.80:1.0, but greater than or equal to          Level IV
1.60:1.0
Greater than or equal to 1.80:1.0                         Level V

            LOW TO HIGH

                         APPLICABLE MARGINS
                         LEVEL I        LEVEL II        LEVEL III      LEVEL IV       LEVEL V
---------------------------------------------------------------------------------------------
Base Rate Loans          1.00%          0.75%           0.50%          0.25%          0.00%
LIBOR Rate Loans         3.00%          2.75%           2.50%          2.25%          2.00%

            All adjustments in the Applicable Margins after June 30, 2004 shall be implemented quarterly on a prospective basis, for each calendar quarter commencing at least five (5) days after the date of delivery to the Lenders of monthly Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, the Borrowers shall deliver to the Agent and the Lenders a certificate, signed by a Responsible Officer on behalf of the Borrowers, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

            "ARRANGER" means Banc of America Securities LLC and its successors and assigns, in its capacity as sole lead arrangers and sole book manager under the Loan Documents.

            "ASSIGNEE" has the meaning specified in SECTION 11.2(A).

            "ASSIGNMENT AND ACCEPTANCE" has the meaning specified in SECTION 11.2(A).

            "ATTORNEY COSTS" means and includes all reasonable fees, expenses, and disbursements of any law firm or other counsel engaged by the Agent or the Arranger, and the reasonably allocated costs and expenses of internal legal services of the Agent and the Arranger.

            "AVAILABILITY" means, at any time (a) the lesser of (i) the Maximum Revolver Amount or (ii) the Borrowing Base, minus (b) Reserves from time to time established by the Agent in its reasonable credit judgment without duplication to the Reserves deducted in the calculation of the Borrowing Base, minus (c) in each case, the Aggregate Revolver Outstandings.

            "BANK" means Bank of America, N.A., a national banking association, or any successor entity thereto.


                                      A-3
                                                     ANNEX A TO CREDIT AGREEMENT

            "BANK PRODUCTS" means any one or more of the following types of services or facilities extended to any Loan Party by the Bank or any Affiliate of the Bank in reliance on the Bank's agreement to indemnify such Affiliate: (i) credit cards; (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and (iv) Hedge Agreements.

            "BANK PRODUCT RESERVES" means all reserves which the Agent from time to time establishes in its reasonable discretion for the Bank Products then provided or outstanding.

            "BANKRUPTCY CODE" means Title 11 of the United States Code (11 U.S.C.Section 101 et seq.).

            "BASE RATE" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Bank in Charlotte, North Carolina as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

            "BASE RATE LOAN" means, a Revolving Loan during any period in which it bears interest based on the Base Rate.

            "BENEFICIAL OWNER" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular "person" (as that term is used in Section 13(d)(3) of the Exchange Act), such "person" will be deemed to have beneficial ownership of all securities that such "person" has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "BENEFICIALLY OWNS" and "BENEFICIALLY OWNED" have corresponding meanings.

            "BLOCKED ACCOUNT AGREEMENT" means an agreement among any Borrower, the Agent, and a Clearing Bank, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral of such Borrower.

            "BOND DEBT" means the 8-3/4% Senior Notes due 2011 issued by Westlake pursuant to that certain Indenture dated as of the Closing Date, between Westlake and JPMorgan Chase Bank in an aggregate original principal amount of $380,000,000, and the documents and agreements evidencing and establishing such Debt, as the same may be amended from time to time in accordance with the terms thereof and hereof.

            "BORROWER" and "BORROWERS" have the meaning specified in the preamble to this Agreement.

            "BORROWING" means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrowers or by Bank in the case of a Borrowing funded by Non-Ratable Loans or by the Agent in the case of a Borrowing consisting of an Agent Advance, or the issuance of Letters of Credit hereunder.

            "BORROWING BASE" means, at any time, an amount equal to (a) the sum of (i) eighty-five percent (85%) of the Net Amount of Eligible Accounts; plus
(ii) the lesser of (y) seventy percent (70%) of the value of the lower of cost or market of Eligible Inventory or (z) eighty-five percent (85%) of the Net


                                      A-4
                                                     ANNEX A TO CREDIT AGREEMENT

Orderly Liquidation Value of all Eligible Inventory; minus (b) Reserves from time to time established by the Agent in its reasonable credit judgment; provided that the aggregate Revolving Loans advanced against Eligible Inventory shall not exceed the Maximum Inventory Loan Amount.

            "BORROWING BASE CERTIFICATE" means a certificate by a Responsible Officer for the benefit of the Borrowers, substantially in the form of EXHIBIT B (or another form acceptable to the Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrowers and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

            "BUSINESS DAY" means (a) any day that is not a Saturday, Sunday, or a day on which banks in Pasadena, California, Houston, Texas, New York, New York, or Charlotte, North Carolina are required or permitted to be closed, and
(b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to CLAUSE (A) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

            "CAPITAL ADEQUACY REGULATION" means any guideline, request, or directive of any central bank or other Governmental Authority, or any other law, rule, or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

            "CAPITAL STOCK" means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights, or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

            "CAPITAL EXPENDITURES" means all payments due (whether or not paid during any fiscal period) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

            "CAPITAL LEASE" means any lease of property by a Person which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of such Person.

            "CHANGE OF CONTROL" means the occurrence of any of the following:
(a) the direct or indirect sale, transfer, conveyance, or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of Westlake and its Subsidiaries taken as a whole to any "person" (as that term is used in Section 13(d) of the Exchange Act) other than a Principal or a Related Party of a Principal; (b) the adoption of a plan relating to the liquidation or dissolution of Westlake; (c) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above), other than the Principals and their Related Parties or a Permitted Group, becomes the Beneficial Owner, directly or indirectly, of more than 50% of the Voting Stock of Westlake, measured by voting power


                                      A-5
                                                     ANNEX A TO CREDIT AGREEMENT
rather than number of shares, other than in any transaction that complies with CLAUSE (d) herein; (d) Westlake consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, Westlake, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of Westlake or such other Person is converted into or exchanged for cash, securities, or other property, other than any such transaction where the Voting Stock of Westlake outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person (immediately after giving effect to such issuance); or (e) after an initial public offering of Westlake or any direct or indirect parent of Westlake, the first day on which a majority of the members of the board of directors of Westlake are not Continuing Directors.

            "CHATTEL PAPER" means all of any Loan Party's now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

            "CLEARING BANK" means the Bank or any other banking institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement.

            "CLOSING DATE" means the date of this Agreement.

            "CLOSING FEE" has the meaning specified in SECTION 2.4.

            "CODE" means the Internal Revenue Code of 1986.

            "COLLATERAL" means (a) all of each Loan Party's Inventory, Accounts, Instruments, Chattel Paper, Deposit Accounts (other than the Fixed Asset Loan Collateral Account), Documents, and Related General Intangibles; and (b) all other assets of any Person from time to time subject to Agent's Liens securing payment or performance of the Obligations.

            "COLLATERAL DOCUMENTS" means all Security Agreements, pledge agreements, Copyright Security Agreements, Patent and Trademark Agreements, financing statements, assignments of partnership interests, Obligation Guaranties, and mortgages at any time delivered to the Agent to create or evidence Liens securing the Obligations, together with all reaffirmations, amendments, and modifications thereof or supplements thereto.

            "COMMITMENT" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "COMMITMENT" on SCHEDULE 1.2 attached to the Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of SECTION 11.2, as such Commitment may be adjusted from time to time in accordance with the provisions of SECTION 11.2, and "COMMITMENTS" means, collectively, the aggregate amount of the commitments of all of the Lenders.

            "CONTAMINANT" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, PCBs, or any constituent of any such substance or waste.

            "CONTINUATION/CONVERSION DATE" means the date on which a Loan is converted into or continued as a LIBOR Rate Loan.

            "CONTINUING DIRECTORS" means, as of any date of determination, any member of the board of directors of Westlake who (a) was a member of such board of directors on the Closing Date or (b) was


                                      A-6
                                                     ANNEX A TO CREDIT AGREEMENT
nominated for election or elected or appointed to such board of directors with the approval of, or whose nomination for election by the stockholders was approved by, a majority of the Continuing Directors who were members of such board of directors at the time of such nomination, appointment, or election.

            "COPYRIGHT SECURITY AGREEMENT" means any Copyright Security Agreement, executed and delivered by any Loan Party to the Agent, for the benefit of the Agent and the Lenders, to evidence and perfect the Agent's security interest in the Loan Parties' present and future copyrights and related licenses and rights.

            "CREDIT SUPPORT" has the meaning specified in SECTION 1.3(A).

            "DEBT" means, without duplication, all liabilities, obligations, and indebtedness of any Loan Party to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money, the deferred purchase price of property, or preferred stock or other equity interests that have characteristics of Debt such as, dividend requirements (whether cash or paid in kind) or mandatory redemption requirements, excluding trade payables, but including (a) all Obligations; (b) all obligations and liabilities of any Person secured by any Lien on any Loan Party's property, even though such Loan Party shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Loan Party prepared in accordance with GAAP; (c) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by any Borrower, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of any Loan Party prepared in accordance with GAAP; (d) all obligations and liabilities under Guaranties of another Person of borrowed money; and (e) the present value (discounted at the Base Rate) of lease payments due under synthetic leases.

            "DEFAULT" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

            "DEFAULT RATE" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus (b) two percent (2%) per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, the Default Rate shall result in an increase in the Letter of Credit Fee by two (2) percentage points per annum.

            "DEFAULTING LENDER" has the meaning specified in SECTION 12.15(C).

            "DEPOSIT ACCOUNTS" means all "deposit accounts" as such term is defined in the UCC, now or hereafter held in the name of any Borrower, including, without limitation, the Payment Accounts.

            "DESIGNATED ACCOUNT" has the meaning specified in Section 1.2(c).

            "DISQUALIFIED STOCK" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder of the Capital Stock), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder of the Capital

                                      A-7
                                                     ANNEX A TO CREDIT AGREEMENT

Stock, in whole or in part, on or prior to the date that is 91 days after the Stated Termination Date. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders of the Capital Stock have the right to require Westlake to repurchase such Capital Stock upon the occurrence of a change of control or an asset sale will not constitute Disqualified Stock if the terms of such Capital Stock provide that Westlake may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with SECTION 7.10. The amount of Disqualified Stock deemed to be outstanding at any time for purposes of this Agreement will be the maximum amount that Westlake and its Subsidiaries may become obligated to pay upon the maturity of, or pursuant to any mandatory redemption provisions of, such Disqualified Stock, exclusive of accrued dividends.

            "DISTRIBUTION" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for, or other rights with respect to, such stock) of such corporation, other than distributions in capital stock (or any options or warrants for such stock) of the same class; or (b) the redemption or other acquisition by such corporation of any capital stock (or any options or warrants for such stock) of such corporation.

            "DOCUMENTS" means all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by any Borrower.

            "DOL" means the United States Department of Labor or any successor department or agency.

            "DOLLAR" and "$" means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under this Agreement shall be made in Dollars.

            "DOMESTIC SUBSIDIARY" of any Person means a direct or indirect Subsidiary of such Person that is organized or incorporated under the laws of a jurisdiction of the United States, other than a direct or indirect Subsidiary of a Foreign Subsidiary of such Person.

            "EBITDA" means, with respect to any fiscal period of the Borrowers, Adjusted Net Earnings from Operations, plus, to the extent deducted in the determination of Adjusted Net Earnings from Operations for that fiscal period, interest expenses, interest on financed insurance premiums permitted pursuant to
SECTION 7.13(J), Federal, state, local and foreign income taxes, depreciation and amortization.

            "ELIGIBLE ACCOUNTS" means the Accounts which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in its sole discretion elects, include any Account:

            (a) with respect to which more than ninety (90) days have elapsed since the date of the original invoice therefor or which is more than sixty (60) days past due (without duplication);

            (b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached;

            (c) with respect to which Account (or any other Account due from such Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment, and returned uncollected for any reason;


                                      A-8
                                                     ANNEX A TO CREDIT AGREEMENT

            (d) which represents a progress billing (as hereinafter defined) or as to which any Loan Party has extended the time for payment without the consent of the Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon any Loan Party's completion of any further performance under the contract or agreement;

            (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, any state or territory thereof, or any foreign jurisdiction, now or hereafter in effect; the making of any general assignment by the Account Debtor for the benefit of creditors; the appointment of a receiver or trustee for the Account Debtor or for any of the assets of the Account Debtor, including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Federal Bankruptcy Code; the institution by or against the Account Debtor of any other type of insolvency proceeding (under the bankruptcy laws of the United States or otherwise) or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

            (f) if fifty percent (50%) or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under CLAUSE (A) above;

            (g) owed by an Account Debtor which: (i) does not maintain its chief executive office in the United States of America or Canada (other than the Province of Newfoundland); or (ii) is not organized under the laws of the United States of America or any state thereof; or (iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit in form and substance and from a domestic issuer acceptable to the Agent in its sole discretion;

            (h) owed by an Account Debtor which is another Loan Party or an Affiliate or employee of any Loan Party;

            (i) except as provided in CLAUSE (K) below, with respect to which either the perfection, enforceability, or validity of the Agent's Liens in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

            (j) owed by an Account Debtor to which any Loan Party is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim, and other Accounts owing pursuant to performance contracts which the Agent determines in its reasonable credit judgment could be set off in the event of any Loan Party's default thereunder;


                                      A-9
                                                     ANNEX A TO CREDIT AGREEMENT

            (k) owed by the government of the United States of America, or any department, agency, public corporation, or other instrumentality thereof, unless the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C.Section 3727 et seq.), and any other steps necessary to perfect the Agent's Liens therein, have been complied with to the Agent's satisfaction with respect to such Account;

            (l) owed by any state, municipality, or other political subdivision of the United States of America, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;

            (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis, a sale on cash on delivery terms, or the remaining balances on Accounts that were short paid by an Account Debtor and are evidenced by debit memoranda;

            (n) which is evidenced by a promissory note or other instrument or by chattel paper;

            (o) if the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

            (p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit a Loan Party to seek judicial enforcement in such State of payment of such Account, unless such Loan Party has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then-current year;

            (q) which arises out of a sale not made in the ordinary course of any Loan Party's business;

            (r) with respect to which the goods giving rise to such Account have not been shipped and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by a Loan Party, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services;

            (s) owed by an Account Debtor or a group of affiliated Account Debtors which is obligated to one or more Loan Parties respecting Accounts the aggregate unpaid balance of which exceeds fifteen percent (15%) of the aggregate unpaid balance of all Accounts owed to the Loan Parties at such time by all of the Loan Parties' Account Debtors, but only to the extent of such excess;

            (t) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders;

            (u) owed by an Account Debtor pursuant to a performance contract (including, without limitation, any exchange contracts), which Agent determines in its reasonable credit judgment could be set off in the event of any Loan Party's default thereunder; or

            (w) on and after a Default, Event of Default, or the Account Triggering Date, with respect to which the Agent does not have control of the Payment Accounts.


                                      A-10
                                                     ANNEX A TO CREDIT AGREEMENT

            If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of Eligible Accounts.

            "ELIGIBLE ASSIGNEE" means (a) a commercial bank, commercial finance company, or other asset based lender, having total assets in excess of $1,000,000,000; (b) any Lender listed on the signature page of this Agreement;
(c) any Affiliate of any Lender; and (d) if an Event of Default has occurred and is continuing, any Person reasonably acceptable to the Agent.

            "ELIGIBLE INVENTORY" means Inventory, valued at the lower of cost (on a first-in, first-out basis) or market, which the Agent, in its reasonable discretion, determines to be Eligible Inventory. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Agent in its sole discretion elects, include any
Inventory:

            (a) that is not owned by a Loan Party;

            (b) that is not subject to the Agent's Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in CLAUSE (D) of the definition of Permitted Liens; provided that such Permitted Liens (i) are junior in priority to the Agent's Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

            (c) that does not consist of finished goods or raw materials;

            (d) that consists of work-in-process, spare parts, scrap Inventory, additive, compounds, regrinds, samples, prototypes, supplies, or packing and shipping materials;

            (e) that is not in good condition, is unmerchantable, is defective, or does not meet all standards imposed by any Governmental Authority, having regulatory authority over such goods, their use or sale;

            (f) that is not currently either usable or salable, at prices approximating at least cost, in the normal course of any Loan Party's business, or that is slow moving or stale;

            (g) that is obsolete or returned or repossessed or used goods taken in trade;

            (h) that is located outside the United States of America or that is in-transit from vendors or suppliers or to customers;

            (i) that is located in a public warehouse or in possession of a bailee or in a facility leased by any Person for which appropriate bailee letters and lien releases and waivers have not been obtained or for which Reserves acceptable to Agent have not been established; notwithstanding the foregoing, any Inventory that is located in a facility leased by any Loan Party will be Eligible Inventory to the extent the value of Inventory in such location equals or exceeds $250,000 if a Reserve for rents or storage charges has been established for Inventory at such location;

            (j) that contains or bears any Proprietary Rights licensed to a Loan Party by any Person, if the Agent is not satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and SECTION 9.2 without infringing the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the

                                      A-11
                                                     ANNEX A TO CREDIT AGREEMENT
existing license agreement), and, as to which such Loan Party has not delivered to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent if requested;

            (k) that is not reflected in the details of a current perpetual inventory report;

            (l) that is placed on consignment;

            (m) that is located in pipelines;

            (n) that is located with vendors to whom any Loan Party has any accounts payable to the extent of such accounts payable balance; or

            (o) that has been capitalized on the Financial Statements of any Loan Party.

            If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

            "ENVIRONMENTAL CLAIMS" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for a Release or injury to the environment.

            "ENVIRONMENTAL COMPLIANCE RESERVE" means any reserve which the Agent establishes in its reasonable discretion after prior written notice to the Borrowers from time to time for amounts that are reasonably likely to be expended by the Loan Parties in order for the Loan Parties and their operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to SECTION 7.7.

            "ENVIRONMENTAL LAWS" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

            "ENVIRONMENTAL LIABILITY" means any obligation, liability (including, without limitation, any strict liability), loss, fine, penalty, charge, Lien, damage, cost, reasonable attorneys' and expert fees, or any other expense arising under, or resulting from a violation of any Environmental Law, the presence, Release, or threatened Release of any Hazardous Materials, or actual or threatened damages to natural resources.

            "ENVIRONMENTAL LIEN" means a Lien in favor of any Governmental Authority for (a) any liability under Environmental Laws, or (b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release.

            "ENVIRONMENTAL PERMIT" means any permit, license, or other authorization from any Governmental Authority that is required under any Environmental Law for the lawful conduct of any business, process, or other activity.

            "EQUIPMENT" means all of any Loan Party's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds, and office equipment, as well as all of such types of property

                                      A-12
                                                     ANNEX A TO CREDIT AGREEMENT
leased by any Loan Party and all of any Loan Party's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

            "EQUITY ISSUANCE" means the issuance on and after the Closing Date by any Loan Party of any shares of any class of stock, warrants, or other equity interests, other than present and future shares of stock, options, or warrants issued to employees, or directors of any Loan Party under any Loan Party's stock option or other benefit or compensation plans or arrangements, or stock issued upon their exercise.

            "EQUITY PROCEEDS PREPAYMENT" means any prepayment of the Fixed Asset Loan from the issuance of Capital Stock, as currently set forth in Sections 2.04(a)(ii) or 2.04(b)(iii)of the Fixed Asset in effect on the Closing Date.

            "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

            "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with any Loan Party within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

            "ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan, (b) a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan, or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate.

            "EVENT OF DEFAULT" has the meaning specified in SECTION 9.1.

            "EXCESS CASH FLOW PREPAYMENT" means any prepayment of the Fixed Asset Loan from "Excess Cash Flow", as defined in and as currently set forth in
Section 2.04(b)(i)of the Fixed Asset in effect on the Closing Date.

            "EXISTING LETTERS OF CREDIT" means (a) that certain letter of credit in the amount of $11,268,475.00 issued by JPMorgan Chase Bank to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee on behalf of Westlake to secure the payment of IRBs, (b) that certain letter of credit in the amount of $100,000.00 issued by JPMorgan Chase Bank to Reliance National Insurance Co., (c) that certain letter of credit in the amount of $362,635.00 issued by JPMorgan Chase Bank to Indemnity Insurance Co., (d) that certain letter of credit in the amount of $500,000.00 issued by JPMorgan Chase Bank to National Union Fire Insurance Co., (e) that certain letter of credit in the amount of $650,000.00 issued by JPMorgan Chase Bank to Zurich Insurance Company, and (e) that certain letter of credit in the amount of $595,000.00 issued by JPMorgan Chase Bank to Oil Insurance Limited.


                                      A-13
                                                     ANNEX A TO CREDIT AGREEMENT

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

            "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

            "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal

            Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Agent.

            "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

            "FEE LETTER" means that certain letter agreement relating to certain fees dated as of July 3, 2003, between Westlake, the Bank, and the Arranger.

            "FINANCIAL STATEMENTS" means, according to the context in which it is used, the financial statements referred to in SECTIONS 5.2 and 6.6 or any other financial statements required to be given to the Lenders pursuant to this Agreement.

            "FISCAL YEAR" means the Loan Parties' fiscal year for financial accounting purposes. The current Fiscal Year of the Loan Parties will end on December 31, 2003.

            "FIXED ASSET AGENT" means the "Administrative Agent" under and as defined in the Fixed Asset Loan.

            "FIXED ASSET LOAN" means the loans under the Credit Agreement dated as of July __, 2003, among Westlake, as borrower, certain Subsidiaries of Westlake, as guarantors, Bank of America, N.A., as administrative agent, and the lenders party thereto.

            "FIXED ASSET LOAN COLLATERAL ACCOUNT" means the Deposit Account maintained by Westlake with the Fixed Asset Agent into which (a) net proceeds from the disposition of and (b) insurance proceeds with respect to the Term Priority Collateral securing the Fixed Asset Loan shall be deposited pursuant to the requirements of the Fixed Asset Loan; provided that no other amounts are deposited into such Deposit Accounts.

            "FIXED CHARGE COVERAGE RATIO" means, with respect to any fiscal period of the Loan Parties, the ratio of EBITDA during the preceding twelve (12) months to Fixed Charges during such twelve (12) month period.

            "FIXED CHARGES" means, with respect to any fiscal period of the Loan Parties on a consolidated basis, without duplication, interest expense, Capital Expenditures (excluding Capital Expenditures funded with Debt other than Revolving Loans, but including, without duplication, principal payments with respect to such Debt), scheduled principal payments of Debt, prepayments and


                                      A-14
                                                     ANNEX A TO CREDIT AGREEMENT
unscheduled payments of Debt (other than the Fixed Asset Loan), payments on any deferred payment plan for insurance premiums permitted pursuant to SECTION 7.13(J), cash Distributions paid by any Loan Party, and Federal, state, local and foreign income taxes, excluding deferred taxes.

            "FOREIGN SUBSIDIARY" of any Person means a Subsidiary of such Person that is organized or incorporated under the laws of a jurisdiction other than a jurisdiction of the United States.

            "FUNDING DATE" means the date on which a Borrowing occurs.

            "GAAP" means generally accepted accounting principles and practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Closing Date.

            "GENERAL INTANGIBLES" means all of the Loan Parties' now owned or hereafter acquired general intangibles, choses in action, and causes of action and all other intangible personal property of the Loan Parties of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to any Loan Party in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to any Loan Party from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty, or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which any Loan Party is beneficiary, rights to receive dividends, distributions, cash, Instruments, and other property in respect of or in exchange for any letter of credit, guarantee, claim, security interest, or other security held by or granted to any Loan Party.

            "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

            "GUARANTOR" means any Person, including, but not limited to, each Restricted Subsidiary of Westlake, which undertakes to be liable for all or any part of the Obligations by execution of an Obligations Guaranty or otherwise.

            "GUARANTY" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.


                                      A-15
                                                     ANNEX A TO CREDIT AGREEMENT

            "HAZARDOUS MATERIALS" means any material that poses a threat to, or is regulated to protect, human health, safety, public welfare or the environment, including without limitation, "hazardous substance," "pollutant or contaminant," "petroleum" and "natural gas liquids," as those terms are defined or used in Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, polychlorinated biphenyls, lead, asbestos, urea formaldehyde, radioactive materials, putrescible materials, infectious materials, and toxic microorganisms (including mold).

            "HEDGE AGREEMENT" means any and all transactions, agreements, or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity, or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging any Loan Party's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices; provided that such Hedge Agreement shall be incurred in the ordinary course of business and consistent with prior business practices of the Loan Parties and not for speculative purposes.

            "INSTRUMENTS" means all instruments as such term is defined in the UCC, now owned or hereafter acquired by any Borrower.

            "INTANGIBLE ASSETS" means assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trade marks, patents, unamortized deferred charges, unamortized debt discount, and capitalized research and development costs.

            "INTERCREDITOR AGREEMENT" means that certain Intercreditor Agreement dated as of the Closing Date, by and among, Borrowers, Agent, and Fixed Asset Agent.

            "INTEREST PERIOD" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, or three months thereafter as selected by the Borrowers in any Notice of Borrowing, in the form attached hereto as EXHIBIT D, or Notice of Continuation/Conversion, in the form attached hereto as EXHIBIT E, provided that:

            (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

            (b) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

            (c) no Interest Period shall extend beyond the Stated Termination Date.

            "INTEREST RATE" means each or any of the interest rates, including the Default Rate, set forth in SECTION 2.1.

            "INVENTORY" means all of any Loan Party's now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software),

                                      A-16
                                                     ANNEX A TO CREDIT AGREEMENT
other materials and supplies of any kind, nature, or description which are used or consumed in any Loan Party's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

            "IRBS" means the $10,889,000 original principal amount Calcasieu Parish Public Trust Authority Waste Disposal Revenue Bonds issued pursuant to the Indenture of Trust dated December 1, 1997, between Calcasieu Parish Public Trust Authority, as issuer, and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee.

            "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

            "LATEST PROJECTIONS" means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to SECTION 5.2(F), the projections of the Loan Parties' financial condition, results of operations, and cash flows, for the period commencing on April 1, 2003, and ending on December 31, 2007, and delivered to the Agent prior to the Closing Date; and (b) thereafter, the projections most recently received by the Agent pursuant to
SECTION 5.2(F).

            "LENDER" and "LENDERS" have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Non-Ratable Loan outstanding; provided that no such Agent Advance or Non-Ratable Loan shall be taken into account in determining any Lender's Pro Rata Share.

            "LETTER OF CREDIT" has the meaning specified in SECTION 1.3(A).

            "LETTER OF CREDIT FEE" has the meaning specified in SECTION 2.6.

            "LETTER OF CREDIT ISSUER" means the Bank, any affiliate of the Bank, or any other financial institution that issues any Letter of Credit pursuant to this Agreement.

            "LETTER-OF-CREDIT RIGHTS" means "letter-of-credit rights" as such term is defined in the UCC, now owned or hereafter acquired by any Loan Party, including rights to payment or performance under a letter of credit, whether or not any Loan Party, as beneficiary, has demanded or is entitled to demand payment or performance.

            "LETTER OF CREDIT SUBFACILITY" means $50,000,000.

            "LIBOR INTEREST PAYMENT DATE" means, with respect to a LIBOR Rate Loan, the Termination Date and the last day of each Interest Period applicable to such Loan or, with respect to each Interest Period of greater than three months in duration, the last day of the third month of such Interest Period and the last day of such Interest Period.

            "LIBOR RATE" means, for any Interest Period, with respect to LIBOR Rate Loans, the rate of interest per annum determined pursuant to the following formula:

            LIBOR Rate  =       Offshore Base Rate
                           --------------------------------------
                                1.00 - Eurodollar Reserve Percentage

            Where,

                  "OFFSHORE BASE RATE" means the rate per annum appearing on
            Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at

                                      A-17
                                                     ANNEX A TO CREDIT AGREEMENT
            approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBOR Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by Agent as the rate of interest at which dollar deposits in the approximate amount of the LIBOR Rate Loan comprising part of such Borrowing would be offered by the Bank's London Branch to major banks in the offshore dollar market at their request at or about 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

                  "EURODOLLAR RESERVE PERCENTAGE" means, for any day during any
            Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental, or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Offshore Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

            "LIBOR RATE LOAN" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

            "LIEN" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt, or a lease, consignment, or bailment for security purposes; (b) to the extent not included under CLAUSE (A), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease, or other title exception or encumbrance affecting property; and (c) any contingent or other agreement to provide any of the foregoing.

            "LOAN ACCOUNT" means the loan account of the Borrowers, which account shall be maintained by the Agent.

            "LOAN DOCUMENTS" means this Agreement, the Notes, the Collateral Documents, the Letters of Credit, any applications for Letters of Credit, the Intercreditor Agreement, and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

            "LOAN PARTIES" means, on any date of determination, each Borrower and all Guarantors, and "LOAN PARTY" means any Borrower or any Guarantor.

            "LOANS" means, collectively, all loans and advances provided for in
ARTICLE 1.

            "LOCAL ACCOUNTS" has the meaning specified in SECTION 8.1(K).


                                      A-18
                                                     ANNEX A TO CREDIT AGREEMENT

            "MAJORITY LENDERS" means at any date of determination Lenders whose Pro Rata Shares aggregate more than 50%.

            "MARGIN STOCK" means "margin stock" as such term is defined in Regulation T, U, or X of the Federal Reserve Board.

            "MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon, the assets, liabilities, business, operations, properties, or condition (financial or otherwise) of Westlake, the Loan Parties taken as a whole or the Collateral; (b) a material impairment of the ability of any Loan Party to perform under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect, or enforceability against any Loan Party of any Loan Document to which it is a party.

            "MATERIAL AGREEMENT" means any material written or oral agreement, contract, commitment, or understanding to which any Loan Party is a party, by which such Loan Party is directly or indirectly bound, or to which any assets of such Loan Party may be subject, which involves amounts payable to any Loan Party in excess of $10,000,000 in the aggregate during any 12-month period, or financial obligations of any Loan Party in excess of $5,000,000 in the aggregate during any 12-month period, and which is not cancellable by such Loan Party upon 30 days or less notice without liability for further payment (other than nominal penalties).

            "MAXIMUM INVENTORY LOAN AMOUNT" means $120,000,000.

            "MAXIMUM RATE" has the same meaning specified in SECTION 2.3.

            "MAXIMUM REVOLVER AMOUNT" means $200,000,000, as such amount may be reduced from time to time pursuant to the terms of this Agreement.

            "MULTI-EMPLOYER PLAN" means a "multi-employer plan" as defined in
Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by any Loan Party or any ERISA Affiliate.

            "NET AMOUNT OF ELIGIBLE ACCOUNTS" means, at any time, the gross amount of Eligible Accounts less sales, excise, or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims, disputes, and other defenses of any nature at any time issued, owing, granted, outstanding, available, or claimed.

            "NET ORDERLY LIQUIDATION VALUE" shall mean (a) the "net orderly liquidation value" determined by a valuation company acceptable to the Agent after performance of an Inventory valuation to be done at the Agent's request and the Borrowers' expense, less the amount estimated by such valuation company for marshalling, reconditioning, carrying, and sales expenses designed to maximize the resale value of such Inventory and assuming that the time required to dispose of such Inventory is three (3) months; or (b) if no such Inventory valuation has been requested by the Agent, the value customarily attributed to Inventory in the appraisal industry for Inventory of similar quality and quantity, and similarly dispersed (under similar and relevant circumstances under standard asset-based lending procedures), at the time of the valuation, less the amount customarily estimated in the appraisal industry at the time of any determination for marshalling, recondition, carrying, and sales expenses designed to maximize the resale value of such Inventory and assuming that the time required to dispose of such Inventory is three (3) months.


                                      A-19
                                                     ANNEX A TO CREDIT AGREEMENT

            "NON-RATABLE LOAN" and "NON-RATABLE LOANS" have the meanings specified in SECTION 1.2(h).

            "NOTE and NOTES" have the same meaning specified in SECTION 1.2(a)(ii).

            "NOTICE OF BORROWING" has the meaning specified in SECTION 1.2(b).

            "NOTICE OF CONTINUATION/CONVERSION" has the meaning specified in
SECTION 2.2(b).

            "OBLIGATION GUARANTY" means the (a) a Guaranty of the Obligations in substantially the form and upon the terms of EXHIBIT C, executed and delivered by any Person pursuant to the requirements of the Loan Documents; and (b) any amendments, modifications, supplements, restatements, ratifications, or reaffirmations of any Guaranty made in accordance with the Loan Documents.

            "OBLIGATIONS" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by any Loan Party to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees, and any other sums chargeable to any Loan Party hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products.

            "OTHER TAXES" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

            "PARENT" means Westlake Polymer & Petrochemical, Inc., a Delaware corporation.

            "PARTICIPANT" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

            "PATENT AND TRADEMARK AGREEMENTS" means any Patent Security Agreement and any Trademark Security Agreement, executed and delivered by any Loan Party to the Agent to evidence and perfect the Agent's security interest in each such Loan Party's present and future patents, trademarks, and related licenses and rights, for the benefit of the Agent and the Lenders.

            "PAYMENT ACCOUNT" means each bank account established pursuant to the Security Agreement, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Agent or the Borrowers, as the Agent may determine, on terms acceptable to the Agent.

            "PCBS" means polychlorinated biphenyls.

            "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.


                                      A-20
                                                     ANNEX A TO CREDIT AGREEMENT

            "PENDING REVOLVING LOANS" means, at any time, the aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Agent which have not yet been advanced.

            "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Loan Party or any ERISA Affiliate sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

            "PERMITTED GROUP" means any group of investors that is deemed to be a "person" (as that term is used in Section 13(d)(3) of the Exchange Act) at any time prior to Westlake's initial public offering of common stock, provided that no single Person (other than the Principals and their Related Parties) Beneficially Owns (together with its Affiliates) more of the Voting Stock of the Borrower that is Beneficially Owned by such group of investors than is then collectively Beneficially Owned by the Principals and their Related Parties in the aggregate.

            "PERMITTED LIENS" means:

            (a) Liens for taxes not delinquent or statutory Liens for taxes and other governmental charges in an amount not to exceed $100,000 provided that the payment of such taxes or governmental charges which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on the applicable Loan Party's books and records and a stay of enforcement of any such Lien is in effect;

            (b) the Agent's Liens;

            (c) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance, social security, and other similar laws, or to secure the performance of bids, tenders, or contracts (other than for the repayment of Debt), or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of Debt), or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

            (d) Liens securing the claims or demands of materialmen, mechanics, carriers, rail carriers, warehousemen, landlords, and other like Persons, provided that if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands do not exceed $1,000,000 in the aggregate unless any such claims or demands is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on the applicable Loan Party's books and records and a stay of enforcement of any such Lien is in effect;

            (e) Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of the applicable Loan Party's business;

            (f) Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material Property is subject to a material risk of loss or forfeiture and

                                      A-21
                                                     ANNEX A TO CREDIT AGREEMENT
the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect;

            (g) Financing statements filed by the owner of Equipment leased to a Loan Party and filed solely for the purpose of putting third parties on notice of such owner's interest (as a lessor under an operating lease) in such Equipment, so long as such operating lease remains a true operating lease under GAAP and under applicable law;

            (h) Liens securing the Existing Letters of Credit existing on the Closing Date, so long as such Existing Letters of Credit are replaced with Letters of Credit hereunder within ninety (90) days of the Closing Date;

            (i) Liens securing the Fixed Asset Loan (including, without limitation, Liens in the Fixed Asset Loan Collateral Account), which to the extent such Liens attach to Collateral, are subject to the Intercreditor Agreement, but in no event shall such Liens attach to any Accounts or Inventory;

            (j) Liens securing Debt existing on the Closing Date to the extent such Liens are described on SCHEDULE 7.17;

            (k) Liens evidencing consignments of Inventory;

            (l) Liens securing Debt permitted pursuant to SECTION 7.13(j) so long as such Liens attached only to unearned premiums for such financed insurance; and

            (m) Liens securing Hedge Agreements; provided that if such Hedge Agreements do not constitute Bank Products, the amount secured by such Liens does not exceed $1,000,000 and the assets subject to such Liens attach solely to margin accounts related thereto.

            "PERSON" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

            "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Loan Party or any ERISA Affiliate makes, is making, or is obligated to make contributions and includes any Pension Plan.

            "PRINCIPALS" means T.T. Chao, his descendents, including by adoption, and the spouses of any such individuals.

            "PROPRIETARY RIGHTS" means all of any Loan Party's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark, and service mark applications, and all licenses and rights related to any of the foregoing, including those federally registered or otherwise material patents, trademarks, service marks, trade names, and copyrights set forth on SCHEDULE
6.12 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

            "PRO FORMA FIXED CHARGE COVERAGE RATIO" means, with respect to any proposed Acquisition, calculation of the Fixed Charge Coverage Ratio with respect to the immediately preceding twelve (12) months, calculated as though the proposed Acquisition had occurred at the beginning of such

                                      A-22
                                                     ANNEX A TO CREDIT AGREEMENT
period, and calculation of the Fixed Charge Coverage Ratio on a pro forma basis, based on the Loan Parties' best estimates as of the date of calculation, of the ratio of EBITDA during the succeeding twelve (12) months to the projected Fixed Charges during such succeeding twelve (12) month period, after giving effect to the proposed Acquisition.

            "PRO RATA SHARE" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case giving effect to a Lender's participation in Non-Ratable Loans and Agent Advances.

            "PURCHASE PRICE" means, with respect to any Acquisition, all direct, indirect, and deferred cash and non-cash payments made to or for the benefit of the Person being acquired (or whose assets are being acquired), its shareholders, officers, directors, employees, or Affiliates in connection with such Acquisition, including, without limitation, the amount of any Debt being assumed in connection with such Acquisition (and subject to the limitations on Debt in this Agreement), seller financing, payments under non-competition or consulting agreements entered into in connection with such Acquisition and similar agreements, all non-cash consideration and the value of any stock, options, or warrants or other rights to acquire stock issued as part of the consideration in such transaction; provided that, for the purposes hereof, non-competition agreements and consulting agreements shall be valued at their present value discounted over the term of such agreement at the Base Rate in effect at the time of the Acquisition.

            "REAL ESTATE" means all of any Loan Party's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of any Loan Party's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto, and the easements appurtenant thereto.

            "RELATED GENERAL INTANGIBLES" means all of each Loan Parties' intangible personal property used or useful for, in connection with, or in any respect related to, any Accounts, Inventory, Instruments, Chattel Paper, Documents, or Deposit Accounts, which Related General Intangibles shall include all money, General Intangibles (including payment intangibles and software), and Proprietary Rights, together with all additions, amendments, and modifications thereto, extensions, renewals, enlargements, and proceeds thereof, substitutions therefor, and income and profits therefrom. To the extent obtained in connection with or otherwise related to Accounts, Inventory, Instruments, Chattel Paper, Documents, or Deposit Accounts, the following are included, without limitation, in the definition of "RELATED GENERAL INTANGIBLES": loan commitments, financing arrangements, bonds, leases, permits, sales contracts, insurance policies, and the proceeds therefrom, books and records, funds, bank deposits; all Proprietary Rights used in connection therewith; any award, remuneration, settlement, or compensation heretofore made or hereafter to be made by any Governmental Authority to any Loan Party, all deposits, funds, accounts, contract rights, or documents, arising from or by virtue of any transactions; all permits, licenses, franchises, certificates, and other rights and privileges; all proceeds arising from or by virtue of the sale, lease, or other disposal of all or any part of the foregoing; and all proceeds (including premium refunds) payable or to be payable under each policy of insurance relating to the foregoing.

            "RELATED PARTY" means (a) any controlling stockholder, 80% (or more) owned Subsidiary, or immediate family member (in the case of an individual) of any Principal or (b) any Person,

                                      A-23
                                                     ANNEX A TO CREDIT AGREEMENT
the beneficiaries, stockholders, partners, owners, or Persons beneficially holding a 50% or more controlling interest of which consist of any one or more Principals and/or such other Persons referred to in the immediately preceding CLAUSE (A).

            "RELEASE" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching, or migration of any Hazardous Materials into the environment, including the movement of Hazardous Materials through or in the air, soil, surface water, groundwater or Real Estate or other property.

            "REPORTABLE EVENT" means, any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

            "REQUIRED LENDERS" means at any time Lenders whose Pro Rata Shares aggregate more than 66-2/3%.

            "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

            "RESERVES" means reserves that limit the availability of credit hereunder, consisting of reserves against Availability, Eligible Accounts, or Eligible Inventory, established by Agent from time to time in Agent's reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Agent's credit judgment:
(a) Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations, (c) reserves for rent at leased locations subject to statutory or contractual landlord liens, (d) Inventory shrinkage, (e) Environmental Compliance Reserves, (f) customs charges, (g) dilution, and (h) warehousemen's or bailees' charges.

            "RESPONSIBLE OFFICER" means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer, or controller of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership, and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

            "RESTRICTED INVESTMENT" means, as to any Loan Party, any acquisition of property by such Loan Party in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or an investment, loan, advance, extension of credit, capital contribution, or subscription, except the following: (a) acquisitions of Equipment to be used in the business of such Loan Party so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) acquisitions of Inventory in the ordinary course of business of such Loan Party; (c) acquisitions of current assets acquired in the ordinary course of business of such Loan Party; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (e) acquisitions of certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus aggregating at least $100,000,000; (f) acquisitions of commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 90

                                      A-24
                                                     ANNEX A TO CREDIT AGREEMENT
days from the date of creation thereof; (g) loans, advances, extensions of credit, capital contributions, and other investments (i) by any Loan Party to its Subsidiaries or (ii) to any Loan Party by its Subsidiaries, or the direct or indirect owners of the equity interests in such Loan Party; (h) investments existing on the Closing Date and identified on SCHEDULE 7.10, including, without limitation, loans, advances, extensions of credit to, and renewals or extensions thereof in accordance with SECTION 7.13, or capital contributions and other investments in any Unrestricted Subsidiary of Westlake; (i) Hedge Agreements;
(j) Acquisitions made in accordance with SECTION 7.26; (k) sales of Inventory by one Loan Party to another Loan Party so long as the payment terms with respect to such Inventory are in accordance with the customary business terms of such Loan Parties and payment for such Inventory is made within thirty (30) days of delivery of such Inventory; (l) payments on any Debt permitted by SECTION 7.13(k), and (m) transactions among Loan Parties so long as such transactions are otherwise permitted by the terms of SECTION 7.15.

            "RESTRICTED SUBSIDIARY" means, at any time of determination, all Subsidiaries of Westlake, other than Unrestricted Subsidiaries of Westlake.

            "REVOLVING LOANS" has the meaning specified in SECTION 1.2 and includes each Agent Advance and Non-Ratable Loan.

            "SEC" has the meaning specified in SECTION 5.2(a).

            "SECURITY AGREEMENT" means, collectively, the Security Agreements of even date herewith executed by the Loan Parties in favor of the Agent for the benefit of the Agent and the other Lenders.

            "SETTLEMENT" AND "SETTLEMENT DATE" have the meanings specified in
SECTION 12.15(a)(ii).

            "SOLVENT" means, when used with respect to any Person, that at the time of determination:

            (a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); and

            (b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

            (c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

            (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

            For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability of such Person.

            "STATED TERMINATION DATE" means July 14, 2007.

            "SUBSIDIARY" of a Person means (a) any entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof or (b) any partnership (limited or general) of which such Person shall at any time be

                                      A-25
                                                     ANNEX A TO CREDIT AGREEMENT
the general partner or of which more than fifty percent (50%) of the issued and outstanding partnership interests, is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of Westlake.

            "SUPPORTING LETTER OF CREDIT" has the meaning specified in SECTION 1.3(g).

            "TAXES" means any and all present or future taxes, levies, imposts, deductions, charges, or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by the Agent's or each Lender's net income in any the jurisdiction (whether federal, state or local and including any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

            "TERMINATION DATE" means the earliest to occur of (a) the Stated Termination Date, (b) the date the Total Facility is terminated either by the Borrowers pursuant to SECTION 3.2 or by the Required Lenders pursuant to SECTION 9.2, and (c) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

            "TERM PRIORITY COLLATERAL" has the meaning given such term in the Intercreditor Agreement.

            "TOTAL FACILITY" has the meaning specified in SECTION 1.1.

            "TRIGGERING DATE" means the date upon which either (a) the Availability has been less than $50,000,000 for the immediately preceding three
(3) consecutive Business Days or (b) the Availability is less than $35,000,000 at any time; provided that in the event (i) the Availability has been greater than $50,000,000 at all times for ninety (90) consecutive days and (ii) the Fixed Charge Coverage Ratio on such date of determination is 1.00 to 1.0, commencing on the first day of any month after the criteria set forth above is satisfied, then the Triggering Date shall be deemed to not be continuing for purposes of this Agreement, and the requirements of SECTIONS 5.2(l)(iii) and
7.21 shall not be required unless a subsequent Triggering Date occurs.

            "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

            "UNFUNDED PENSION LIABILITY" means the excess of a Pension Plan's benefit liabilities under Section 4001(a)(16) of ERISA for the most recent plan year for which an Actuarial Valuation has been prepared, over the current value of that Plan's assets, determined in accordance with any assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

            "UNRESTRICTED SUBSIDIARY" means, at any time of determination thereof, (a) Westlake AR Corporation, (b) any Foreign Subsidiary of Westlake or any other Loan Party (other than Westlake Overseas Corporation which shall be a Restricted Subsidiary under this Agreement), and (c) any Subsidiary of an Unrestricted Subsidiary of Westlake.


                                      A-26
                                                     ANNEX A TO CREDIT AGREEMENT

            "UNUSED LETTER OF CREDIT SUBFACILITY" means an amount equal to $50,000,000 minus the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

            "UNUSED LINE FEE" has the meaning specified in SECTION 2.5.

            "VOTING STOCK" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the board of directors of such Person.

      Accounting Terms. Any accounting term used in the Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations in the Agreement shall be computed, unless otherwise specifically provided therein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrowers or the Required Lenders shall so request, the Agent, the Lenders, and the Borrowers shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrowers shall provide to the Agent and the Lenders Financial Statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

            Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

            (b) The words "hereof," "herein," "hereunder" and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

            (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                  (ii) The term "including" is not limiting and means "including without limitation."

                  (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                  (iv) The word "or" is not exclusive.

            (d) Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.


                                      A-27
                                                     ANNEX A TO CREDIT AGREEMENT

            (e) The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.

            (f) The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

            (g) For purposes of SECTION 9.1, a breach of the financial covenant contained in SECTION 7.21 shall be deemed to have occurred as of any date of determination thereof by the Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Agent.

            (h) The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.


                                      A-28
                                                     ANNEX A TO CREDIT AGREEMENT

                                    EXHIBIT A

                                  FORM OF NOTE

$____________________                                        __________ __, 2003


      For Value Received, the undersigned (referred to herein as the "BORROWERS") hereby jointly and severally promise to pay to the order of ____________________(the "LENDER") in care of Bank of America, N.A. (the "AGENT"), at the Agent's office located at 55 S. Lake Avenue, Suite 900, Pasadena, CA 91101, for the account of the Lender, the lesser of the principal amount of _____________________ ($_______________) or the aggregate amount of all outstanding Revolving Loans made to Borrowers by the Lender from time to time. The undersigned also promise to pay interest on the unpaid principal amount of each Borrowing from the date of such Borrowing until such principal amount is paid. This Note shall be subject to the terms of that certain Credit Agreement described below (the "CREDIT AGREEMENT"), and all principal and interest payable hereunder shall be due and payable in accordance with the terms of the Credit Agreement.

      This Note is the Note referred to in the Credit Agreement, dated as of July 31, 2003, among the Borrowers, the Lender, certain other Lenders party thereto, and Bank of America, N.A., as Agent for the Lenders. Terms defined in the Credit Agreement are used herein with the same meanings. The Credit Agreement, among other things, contains provisions for acceleration of the maturity of this Note, upon the happening of certain stated events and also for prepayments on account of the principal of this Note prior to the maturity of this Note upon the terms and conditions specified in the Credit Agreement. Without limiting the immediately preceding sentence, reference is made to
SECTION 2.3 of the Credit Agreement for usury savings provisions.

      Principal and interest payments shall be in money of the United States of America, lawful at such times for the satisfaction of public and private debts, and shall be in immediately available funds.

      The Borrowers jointly and severally promise to pay the costs of collection, including reasonable attorney's fees, if default is made in the payment of this Note.

      THIS NOTE AND THE OTHER LOAN DOCUMENTS HAVE BEEN ENTERED INTO PURSUANT TO
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION HEREOF.

      IN WITNESS WHEREOF, the undersigned have caused this Note to be executed by officers thereunto duly authorized and directed by appropriate corporate authority.

         [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURES FOLLOW]


                                                                       EXHIBIT A

BORROWERS:

WESTLAKE CHEMICAL CORPORATION, A DELAWARE CORPORATION

By:
   ---------------------------------------
      Name:
           -------------------------------
      Title:
            ------------------------------

NORTH AMERICAN PIPE CORPORATION, A DELAWARE CORPORATION

By:
   ---------------------------------------
      Name:
           -------------------------------
      Title:



WESTLAKE STYRENE LP, A DELAWARE LIMITED PARTNERSHIP

By:   Westlake Chemical Holdings, Inc., its general partner

      By:
         ---------------------------------
            Name:
                 -------------------------
            Title:
                  ------------------------



WPT LP, A DELAWARE LIMITED PARTNERSHIP

By:   Westlake Chemical Holdings, Inc., its general partner

      By:
         ---------------------------------
            Name:
                 -------------------------
            Title:
                  ------------------------


WESTLAKE VINYLS, INC., A DELAWARE CORPORATION

By:
   ---------------------------------------
      Name:
           -------------------------------
      Title:
            ------------------------------



                             SIGNATURE PAGE TO NOTE

WESTLAKE PVC CORPORATION, A DELAWARE CORPORATION

By:
   ---------------------------------------
      Name:
           -------------------------------
      Title:
            ------------------------------



GEISMER VINYLS COMPANY LP, A DELAWARE LIMITED PARTNERSHIP

By:   GVGP, Inc., its general partner


      By:
         ---------------------------------
            Name:
                 -------------------------
            Title:
                  ------------------------



WESTECH BUILDING PRODUCTS, INC., A DELAWARE CORPORATION

By:
   ---------------------------------------
      Name:
           -------------------------------
      Title:
            ------------------------------



WESTLAKE PETROCHEMICALS LP, A DELAWARE LIMITED PARTNERSHIP

By:   Westlake Chemical Investments, Inc., its general partner

      By:
         ---------------------------------
            Name:
                 -------------------------
            Title:
                  ------------------------



WESTLAKE POLYMERS LP, A DELAWARE LIMITED PARTNERSHIP

By:   Westlake Chemical Investments, Inc., its general partner

      By:
         ---------------------------------
            Name:
                 -------------------------
            Title:
                  ------------------------


                             SIGNATURE PAGE TO NOTE

VAN BUREN PIPE CORPORATION, A DELAWARE CORPORATION

By:
   ---------------------------------------
      Name:
           -------------------------------
      Title:
            ------------------------------


                             SIGNATURE PAGE TO NOTE

                                    EXHIBIT B

                       FORM OF BORROWING BASE CERTIFICATE

REPORTING DATE:

To: BANK OF AMERICA, N.A., individually as a Lender and as agent for itself and the other Lenders (the "AGENT") under that certain Credit Agreement dated as of July 31, 2003 (such agreement, as it may be amended, restated, or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among the Agent, Westlake Chemical Corporation and certain of its domestic subsidiaries listed as Borrowers thereto (collectively, the "BORROWERS"), and the Lenders party thereto.

      Reference is hereby made to the Credit Agreement, the terms defined therein being used herein as therein defined. This Borrowing Base Certificate is delivered pursuant to the terms of the Credit Agreement.

      The undersigned hereby certifies and warrants to the Agent and the Lenders on behalf of the Borrowers as follows:

I. I am a duly qualified and acting Responsible Officer of Westlake, and I am familiar with the financial statements and financial affairs of the Loan Parties. I am authorized to execute this Borrowing Base Certificate on behalf of the Loan Parties.

II. Attached hereto as SCHEDULE 1 are true and correct computations of the Borrowing Base under the Credit Agreement as of the date set forth below.

      The Borrowers further represent and warrant to the Agent and the Lenders that the representations and warranties contained in ARTICLE VI of the Credit Agreement are true and correct in all material respects on and as of the date of this Borrowing Base Certificate as if made on and as of the date hereof (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and except to the extent that (a) the Agent and the Lenders have been notified in writing by the Borrowers that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty or
(b) any representation or warranty has been qualified by the updated information reflected in, and as permitted under, the Compliance Certificate submitted by Westlake to the Agent periodically), and that no Event of Default or Default has occurred and is continuing, except as disclosed in an attachment to this Certificate.

      IN WITNESS WHEREOF, Westlake has caused this Borrowing Base Certificate to be executed and delivered on this ___ day of __________, 200_.

                                          WESTLAKE CHEMICAL CORPORATION, ON ITS
                                          BEHALF AND AS AGENT FOR THE OTHER
                                          BORROWERS

                                          By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                                                       EXHIBIT B

                                   SCHEDULE 1

                (See attached computations of the Borrowing Base)




                                                         SCHEDULE I TO EXHIBIT B

                                    EXHIBIT C

                           FORM OF OBLIGATION GUARANTY

      THIS OBLIGATION GUARANTY (this "GUARANTY") is executed as of ____________, 2003, jointly and severally by the undersigned (each a "GUARANTOR" and collectively the "GUARANTORS"), for the benefit of BANK OF AMERICA, N.A., a national banking association (in its capacity as Agent for the benefit of Lenders (defined below)).

                                    RECITALS

      A. WHEREAS, Westlake Chemical Corporation and certain of its domestic subsidiaries listed as Borrowers thereto (each a "BORROWER" and collectively the "BORROWERS"), Bank of America, N.A., as Agent (including its permitted successors and assigns in such capacity, "AGENT"), and Lenders now or hereafter party to the Credit Agreement have entered into a Credit Agreement, dated as of July 31, 2003 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT");

      B. WHEREAS, provisions of the Credit Agreement permit Guarantors to directly or indirectly receive proceeds of Borrowings made pursuant thereto; and

      C. WHEREAS, this Guaranty is integral to the transactions contemplated by the Loan Documents and is a condition precedent to Lenders' obligations to extend credit under the Loan Documents.

      ACCORDINGLY, for adequate and sufficient consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor, jointly and severally (together with any other Person that executes an Obligation Guaranty), guarantees to Agent and Lenders the prompt payment of the Guaranteed Debt (defined below) as follows:

      1. DEFINITIONS. Terms defined in the Credit Agreement or in ANNEX A thereto have the same meanings when used, unless otherwise defined, in this Guaranty. As used in this Guaranty:

      AGENT is defined in the recitals to this Guaranty.

      BORROWERS means Borrowers, any Borrower as debtors-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for any Borrower or for all or substantially all of any Borrower's assets under any Debtor Relief Law.

      CREDIT AGREEMENT is defined in the recitals to this Guaranty.

      DEBTOR RELIEF LAW means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments, or similar laws from time to time in effect affecting the rights of creditors generally.

      GUARANTEED DEBT means, collectively, (a) the Obligations and (b) all present and future costs,

                                       1
                                                                       EXHIBIT C

Attorney Costs, and expenses reasonably incurred by Agent or any Lender to enforce any Borrower's, any Guarantor's, or any other obligor's payment of any of the Guaranteed Debt, including, without limitation (to the extent lawful), all present and future amounts that would become due but for the operation of Sections 502 or 506 or any other provision of Title 11 of the United
States Code and all present and future accrued and unpaid interest (including, without limitation, all post-maturity interest and any post-petition interest in any proceeding under Debtor Relief Laws to which any Borrower or any Guarantor becomes subject).

      GUARANTOR and GUARANTORS is defined in the preamble to this Guaranty.

      LENDER means, individually, or LENDERS means, collectively, on any date of determination, Agent and the Lenders and their permitted successors and assigns.

      SUBORDINATED DEBT means, for each Guarantor, all present and future obligations of any Company to such Guarantor, whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to such Guarantor, (c) held by or are to be held by such Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing.

      2. GUARANTY. This is an absolute, irrevocable, and continuing guaranty of payment, not collection, and the circumstance that at any time or from time to time the Guaranteed Debt may be paid in full does not affect the obligation of any Guarantor with respect to the Guaranteed Debt incurred after that. This Guaranty remains in effect until the Guaranteed Debt is fully paid and performed, all commitments to extend any credit under the Loan Documents have terminated, all Letters of Credit which have not been fully cash collateralized have expired or been terminated, and all Hedge Agreements with any Lender have expired. No Guarantor may rescind or revoke its obligations with respect to the Guaranteed Debt. Notwithstanding any contrary provision, it is the intention of Guarantors, Lenders, and Agent that the amount of the Guaranteed Debt guaranteed by Guarantors by this Guaranty shall be, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar laws applicable to Guarantors. Accordingly, notwithstanding anything to the contrary contained in this Guaranty or any other agreement or instrument executed in connection with the payment of any of the Guaranteed Debt, the amount of the Guaranteed Debt guaranteed by any Guarantor by this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state law.

      3. CONSIDERATION. Each Guarantor represents and warrants that its liability under this Guaranty may reasonably be expected to directly or indirectly benefit it.

      4. CUMULATIVE RIGHTS. If any Guarantor becomes liable for any indebtedness owing by any Borrower to Agent or any Lender, other than under this Guaranty, that liability shall not be in any manner impaired or affected by this Guaranty. The rights of Agent or Lenders under this Guaranty are cumulative of any and all other rights that Agent or Lenders may ever have against any Guarantor. The exercise by Agent or Lenders of any right under this Guaranty or otherwise does not preclude the concurrent or subsequent exercise of any other right.

      5. PAYMENT UPON DEMAND. If an Event of Default exists, each Guarantor shall, on demand and without further notice of dishonor and without any notice having been given to any

                                       2
                                                                       EXHIBIT C

Guarantor previous to that demand of either the acceptance by Agent or Lenders of this Guaranty or the creation or incurrence of any Guaranteed Debt, pay the amount of the Guaranteed Debt then due and payable to Agent and Lenders; provided that, if an Event of Default exists and Agent or Lenders cannot, for any reason, accelerate the Obligations, then the Guaranteed Debt shall be, as among Guarantors, Agent, and Lenders, a fully matured, due, and payable obligation of Guarantors to Agent and Lenders. It is not necessary for Agent or Lenders, in order to enforce that payment by any Guarantor, first or contemporaneously to institute suit or exhaust remedies against any Borrower or others liable on any Guaranteed Debt or to enforce rights against any Collateral securing any Guaranteed Debt.

      6. SUBORDINATION. The Subordinated Debt is expressly subordinated to the full and final payment of the Guaranteed Debt. Each Guarantor agrees not to accept any payment of any Subordinated Debt from any Company if an Event of Default exists. If any Guarantor receives any payment of any Subordinated Debt in violation of the foregoing, such Guarantor shall hold that payment in trust for Agent and Lenders and promptly turn it over to Agent, in the form received (with any necessary endorsements), to be applied to the Guaranteed Debt.

      7. SUBROGATION AND CONTRIBUTION. Until payment in full of the Guaranteed Debt, the termination of the obligation of Lenders to extend credit under the Loan Documents, and expiration of all Hedge Agreements between any Loan Party and any Lender, (a) no Guarantor may assert, enforce, or otherwise exercise any right of subrogation to any of the rights or Liens of Agent or Lenders or any other beneficiary against any Borrower or any other obligor on the Guaranteed Debt or any Collateral or other security or any right of recourse, reimbursement, subrogation, contribution, indemnification, or similar right against any Borrower or any other obligor on any Guaranteed Debt or any guarantor of it, (b) each Guarantor defers all of the foregoing rights (whether they arise in equity, under contract, by statute, under common law, or otherwise), and (c) each Guarantor defers the benefit of, and subordinates any right to participate in, any Collateral or other security given to Agent or Lenders or any other beneficiary to secure payment of any Guaranteed Debt.

      8. NO RELEASE. Guarantors' obligations under this Guaranty shall not be released, diminished, or affected by the occurrence of any one or more of the following events: (a) any taking or accepting of any other security or assurance for any Guaranteed Debt; (b) any release, surrender, exchange, subordination, impairment, or loss of any Collateral securing any Guaranteed Debt; (c) any full or partial release of the liability of any other obligor on any Guaranteed Debt, except for any final release resulting from payment in full of such Guaranteed Debt; (d) the modification of, or waiver of compliance with, any terms of any other Loan Document; (e) the insolvency, bankruptcy, or lack of corporate or partnership power of any other obligor at any time liable for any Guaranteed Debt, whether now existing or occurring in the future; (f) any renewal, extension, or rearrangement of any Guaranteed Debt or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Agent or any Lender to any other obligor on any Guaranteed Debt; (g) any neglect, delay, omission, failure, or refusal of Agent or any Lender to take or prosecute any action in connection with the Guaranteed Debt or to foreclose, take, or prosecute any action in connection with any Loan Document; (h) any failure of Agent or any Lender to notify any Guarantor of any renewal, extension, or assignment of any Guaranteed Debt, or the release of any security or of any other action taken or refrained from being taken by Agent or any Lender against any Borrower or any new agreement between Agent, any Lender, and any Borrower; it being understood that neither Agent nor any Lender is required to give any Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with any Guaranteed Debt, other than any notice required to be given to any Guarantor by law or elsewhere in this Guaranty; (i) the unenforceability of any Guaranteed Debt against any other obligor or any security securing same because

                                       3
                                                                       EXHIBIT C
it exceeds the amount permitted by law, the act of creating it is ultra vires, the officers creating it exceeded their authority or violated their fiduciary duties in connection with it, or otherwise; or (j) any payment of any Guaranteed Debt to Agent or any Lender is held to constitute a preference under any Debtor Relief Law or for any other reason Agent or any Lender is required to refund that payment or make payment to someone else (and in each such instance this Guaranty will be reinstated in an amount equal to that payment).

      9. WAIVERS. By execution hereof, each Guarantor acknowledges and agrees to the waivers set forth in SECTION 13.9 of the Credit Agreement. To the maximum extent lawful, each Guarantor waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any Guaranteed Debt or require suit against any Borrower or others.

      10. LOAN DOCUMENTS. By execution hereof, each Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Loan Documents are applicable to Guarantors and shall be imposed upon Guarantors, and each Guarantor reaffirms that each such representation and warranty is true and correct and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition. Moreover, each Guarantor acknowledges and agrees that this Guaranty is subject to the offset provisions of the Loan Documents in favor of Agent and Lenders. In the event the Credit Agreement or any other Loan Document shall cease to remain in effect for any reason whatsoever during any period when any part of the Guaranteed Debt remains unpaid, the terms, covenants, and agreements of the Credit Agreement or such other Loan Document incorporated herein by reference shall nevertheless continue in full force and effect as obligations of Guarantors under this Guaranty.

      11. RELIANCE AND DUTY TO REMAIN INFORMED. Each Guarantor confirms that it has executed and delivered this Guaranty after reviewing the terms and conditions of the Loan Documents and such other information as it has deemed appropriate in order to make its own credit analysis and decision to execute and deliver this Guaranty. Each Guarantor confirms that it has made its own independent investigation with respect to Borrowers' creditworthiness and is not executing and delivering this Guaranty in reliance on any representation or warranty by Agent or any Lender as to that creditworthiness. Each Guarantor expressly assumes all responsibilities to remain informed of the financial condition of Borrowers and any circumstances affecting Borrowers' ability to perform under the Loan Documents to which it is a party or any Collateral securing any Guaranteed Debt.

      12. NO REDUCTION. The Guaranteed Debt shall not be reduced, discharged, or released because or by reason of any existing or future offset, claim, or defense (except for the defense of complete and final payment of the Guaranteed
Debt) of any Borrower or any other obligor against Agent or any Lender or against payment of the Guaranteed Debt, whether that offset, claim, or defense arises in connection with the Guaranteed Debt or otherwise. Those claims and defenses include, without limitation, failure of consideration, breach of warranty, fraud, bankruptcy, incapacity/infancy, statute of limitations, lender liability, accord and satisfaction, usury, forged signatures, mistake, impossibility, frustration of purpose, and unconscionability.

      13. INSOLVENCY OF GUARANTOR. Should any Guarantor become insolvent, or fail to pay such Guarantor's debts generally as they become due, or voluntarily seek, consent to, or acquiesce in, the benefit or benefits of any Debtor Relief Law (other than as a creditor or claimant), or become a party to (or be made the subject of) any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of Agent or any Lender

                                       4
                                                                       EXHIBIT C
granted hereunder, then, in any such event, the Guaranteed Debt shall be, as among such Guarantor, Agent and Lenders, a fully matured, due, and payable obligation of such Guarantor to Agent and Lenders (without regard to whether any Borrower is then in default under the Loan Documents or whether the Obligations, or any part thereof, is then due and owing by any Borrower to any Lender), payable in full by such Guarantor to Lenders upon demand, and the amount thereof so payable shall be the estimated amount owing in respect of the contingent claim created hereunder.

      14. LOAN DOCUMENT. This Guaranty is a Loan Document and is subject to the applicable provisions of SECTION 13 of the Credit Agreement, including, without limitation, the provisions relating to GOVERNING LAW, CHOICE OF FORUM, SERVICE OF PROCESS AND JURISDICTION, AND WAIVER OF JURY TRIAL, all of which are incorporated into this Guaranty by reference the same as if set forth in this Guaranty verbatim.

      15. NOTICES. To be effective, notices required or permitted to be given under this Guaranty must be in writing, shall be delivered as provided in
SECTION 13.8 of the Credit Agreement to the address or facsimile number set forth on the signature pages to this Guaranty, and shall be effective as provided in SECTION 13.8 of the Credit Agreement.

      16. AMENDMENTS, ETC. No amendment, waiver, or discharge to or under this Guaranty is valid unless it is in writing and is signed by the party against whom it is sought to be enforced.

      17. AGENT AND LENDERS. Agent is Agent for each Lender under the Credit Agreement. All rights granted to Agent under or in connection with this Guaranty are for each Lender's ratable benefit. Agent may, without the joinder of any Lender, exercise any rights in Agent's or Lenders' favor under or in connection with this Guaranty. Agent's and each Lender's rights and obligations vis-a-vis each other may be subject to one or more separate agreements between those parties. However, no Guarantor is required to inquire about any such agreement or is subject to any terms of such agreement unless such Guarantor specifically joins such agreement. Therefore, neither Guarantor nor its successors or assigns is entitled to any benefits or provisions of any such separate agreement or is entitled to rely upon or raise as a defense any party's failure or refusal to comply with the provisions of such agreement.

      18. PARTIES. This Guaranty benefits Agent, Lenders, and their respective successors and assigns and binds Guarantors and their respective successors and assigns. Upon appointment of any successor Agent under the Credit Agreement, all of the rights of Agent under this Guaranty automatically vest in that new Agent as successor Agent on behalf of Lenders without any further act, deed, conveyance, or other formality other than that appointment. The rights of Agent and Lenders under this Guaranty may be transferred with any assignment of the Guaranteed Debt. The Credit Agreement contains provisions governing assignments of the Guaranteed Debt and of rights and obligations under this Guaranty.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                          SIGNATURE PAGE(S) TO FOLLOW.


                                       5
                                                                       EXHIBIT C

      EXECUTED as of the date first stated in this Guaranty.

GUARANTORS:                               NOTICE INFORMATION FOR ALL GUARANTORS:

---------------------------------         --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

By:
   ---------------------------------
      Name:
           -------------------------
      Title:
            ------------------------



                      SIGNATURE PAGE TO OBLIGATION GUARANTY

                                    EXHIBIT D

                               NOTICE OF BORROWING

Date: __________________, 200_

To: BANK OF AMERICA, N.A., individually as a Lender and as agent for itself and the other Lenders (the "AGENT") under that certain Credit Agreement dated as of July 31, 2003 (such agreement, as it may be amended, restated, or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among the Agent, Westlake Chemical Corporation and certain of its domestic subsidiaries listed as Borrowers thereto (collectively, the "BORROWERS"), and the Lenders party thereto.

Ladies and Gentlemen:

      The undersigned, Westlake Chemical Corporation ("WESTLAKE"), on its behalf and as agent for the other Borrowers refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the Borrowing specified below:

      1. The Business Day of the proposed Borrowing is ____________, 200___.

      2. The aggregate amount of the proposed Borrowing is $_____________.

      3. The Borrowing is to be comprised of $_______ of Base Rate and $_______ of LIBOR Rate Loans.

      4. The duration of the Interest Period for the LIBOR Rate Loans, if any, included in the Borrowing shall be _____ month[s].

      5. Name of Borrower or Borrowers to receive all or any portion of the requested Borrowing and the amount to be advanced to such Borrower or Borrowers:
_________________________

      The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

      (a) The representations and warranties of the Loan Parties contained in the Credit Agreement are true and correct as though made on and as of such date and except to the extent that (a) the Agent and the Lenders have been notified in writing by any Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty or (b) any representation or warranty has been qualified by the updated information reflected in, and as permitted under, the Compliance Certificate submitted by Westlake to the Agent periodically;

      (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing;

            (c) The full amount of the Maximum Revolver Amount has been reserved under (a) Section [4.09(b)(1)] (the basket permitting the credit facilities) of the indenture for the Bond Debt and (b) Section 8.03(c)(i) of the Fixed Asset Loan; and


                                       1
                                                                       EXHIBIT D

      (d) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit, to exceed the Borrowing Base, the Maximum Revolver Amount, or the Maximum Inventory Amount.

      IN WITNESS WHEREOF, Westlake has caused this Notice of Borrowing to be executed and delivered on this ___ day of __________, 200_.


                                       2
                                                                       EXHIBIT D

                                          WESTLAKE CHEMICAL CORPORATION, ON ITS
                                          BEHALF AND AS AGENT FOR THE OTHER
                                          BORROWERS



                                          By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------



                      Signature Page to Notice of Borrowing

                                   EXHIBIT E

                       NOTICE OF CONTINUATION/CONVERSION

Date: __________________, 200_

To: BANK OF AMERICA, N.A., individually as a Lender and as agent for itself and the other Lenders (the "AGENT") under that certain Credit Agreement dated as of July 31, 2003 (such agreement, as it may be amended, restated, or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among the Agent, Westlake Chemical Corporation and certain of its domestic subsidiaries listed as Borrowers thereto (collectively, the "BORROWERS"), and the Lenders party thereto.

Ladies and Gentlemen:

      The undersigned, Westlake Chemical Corporation ("WESTLAKE"), on its behalf and as agent for the other Borrowers refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably of the [conversion] [continuation] of the Loans specified herein, that:

      1.    The Continuation/Conversion Date is _______, 200_.

      2. The aggregate amount of the Loans to be [converted] [continued] is $________.

      3. The Loans are to be [converted into] [continued as] [LIBOR Rate] [Base Rate] Loans.

      4. The duration of the Interest Period for the LIBOR Rate Loans included in the [conversion] [continuation] shall be ____ month[s].

            The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed
Continuation/Conversion Date, before and after giving effect thereto and to the application of the proceeds therefrom:

      (a) The representations and warranties of the Loan Parties contained in the Credit Agreement are true and correct as though made on and as of such date and except to the extent that (a) the Agent and the Lenders have been notified in writing by any Borrower that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty or (b) any representation or warranty has been qualified by the updated information reflected in, and as permitted under, the Compliance Certificate submitted by Westlake to the Agent periodically;

      (b) No Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation]; and

      (c) The proposed conversion-continuation will not cause the aggregate principal amount of all outstanding Revolving Loans plus the aggregate amount available for drawing under all outstanding Letters of Credit to exceed the Borrowing Base, the Maximum Revolver Amount, or the Maximum Inventory Amount.

      IN WITNESS WHEREOF, Westlake has caused this Notice of
Continuation/Conversion to be executed and delivered on this ___ day of __________, 200_.


                                       1                               EXHIBIT E

                                    WESTLAKE CHEMICAL CORPORATION, ON ITS
                                    BEHALF AND AS AGENT FOR THE OTHER BORROWERS


                                    By:   ______________________________________
                                          Name: ________________________________
                                          Title: _______________________________

                                   EXHIBIT F

                      ASSIGNMENT AND ACCEPTANCE AGREEMENT

            This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "ASSIGNMENT AND ACCEPTANCE") dated as of ____________________, 200_ is made between ______________________________ (the "ASSIGNOR") and __________________________
(the "ASSIGNEE").

                                    RECITALS

            WHEREAS, the Assignor is party to that certain Credit Agreement dated as of July 31, 2003 (as amended, amended and restated, modified, supplemented, or renewed, the "CREDIT AGREEMENT") by and among Westlake Chemical Corporation and certain of its domestic subsidiaries listed as Borrowers thereto (collectively, the "BORROWERS"), the several financial institutions from time to time party thereto (including the Assignor, the "LENDERS"), and Bank of America, N.A., as agent for the Lenders (the "Agent"). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

            WHEREAS, as provided under the Credit Agreement, the Assignor has committed to make Revolving Loans (the "REVOLVING COMMITTED LOANS") to the Borrowers in an aggregate amount not to exceed $__________ (the "REVOLVING COMMITMENT");

            WHEREAS, the Assignor has made Revolving Committed Loans in the aggregate principal amount of $__________ to the Borrowers;

            WHEREAS, [the Assignor has acquired a participation in its pro rata share of the Letter of Credit Issuer's liabilities under Letters of Credit in an aggregate principal amount of $____________ (the "L/C OBLIGATIONS")] [no Letters of Credit are outstanding under the Credit Agreement]; and

            WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Revolving Commitment, together with a corresponding portion of each of its outstanding Revolving Committed Loans and L/C Obligations, in an aggregate amount equal to $__________ (the "ASSIGNED AMOUNT") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

            NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

            1.    Assignment and Acceptance.

                  (a) Subject to the terms and conditions of this Assignment and Acceptance, (i) the Assignor hereby sells, transfers, and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes, and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) __% (the "ASSIGNEE'S PERCENTAGE SHARE") of (A) the Revolving Commitment, the Revolving Committed Loans, and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities, and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

                  (b) With effect on and after the Effective Date (as defined in SECTION 5


                                       1                               EXHIBIT F
hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Revolving Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Revolving Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount, and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under SECTIONS 3.8, 4, and 13.11 of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

                  (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Revolving Commitment will be $__________ and Revolving Committed Loans will be $__________.

                  (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Revolving Commitment will be $__________ and Revolving Committed Loans will be $__________.

            2.    Payments.

                  (a) As consideration for the sale, assignment, and transfer contemplated in SECTION 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to the purchase price agreed between the Assignor and the Assignee for the Assigned Amount.

                  (b) The [Assignor] [Assignee] further agrees to pay to the Agent a processing fee in the amount specified in SECTION 11.2(A) of the Credit Agreement.

            3.    Reallocation of Payments.

                  Any interest, fees, and other payments accrued to the Effective Date with respect to the Revolving Commitment, Revolving Committed Loans, and L/C Obligations shall be for the account of the Assignor. Any interest, fees, and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees, and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

            4.    Independent Credit Decision.

                  The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent Financial Statements of the Loan Parties, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will, independently and without reliance upon the Assignor, the Agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

            5.    Effective Date; Notices.


                                       2                               EXHIBIT F

                  (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, 200_ (the "EFFECTIVE DATE"); provided that the following conditions precedent have been satisfied on or before the Effective Date:

                  (i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

                  (ii) the consent of the Agent (if necessary) required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;

                  (iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

                  (iv) the Assignee shall have complied with SECTION 11.2 of the Credit Agreement (if applicable);

                  (v) the processing fee referred to in SECTION 2(B) hereof and in SECTION 11.2(A) of the Credit Agreement shall have been paid to the Agent; and

                  (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrowers and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as SCHEDULE 1.

            6.    Agent.

                  (a) The Assignee hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

                  [INCLUDE (b) ONLY IF ASSIGNOR IS AGENT]

                  (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

            7.    Withholding Tax.

                  The Assignee (a) represents and warrants to the Agent and the Borrowers that under applicable law and treaties no tax will be required to be withheld by the Agent or the Borrowers with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Agent and the Borrowers prior to the time that the Agent or the Borrowers is required to make any payment of principal, interest, or fees in respect of the interest assigned hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.


                                       3                               EXHIBIT F

            8.    Representations and Warranties.

                  (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations, or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery, and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery, or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

                  (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition, or statements of the Companies, or the performance or observance by any Loan Party of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

                  (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations, or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery, and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery, or performance; (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid, and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization, and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

            9.    Further Assurances.

                  The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrowers or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

            10.   Miscellaneous.

                  (a) Any amendment or waiver of any provision of this Assignment and


                                       4                               EXHIBIT F

Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

                  (b) All payments made hereunder shall be made without any set-off or counterclaim.

                  (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution, and performance of this Assignment and Acceptance.

                  (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                  (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF [TEXAS]. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in Texas over any suit, action, or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Texas State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

                  (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

                  IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.


                                       5                               EXHIBIT F

                                                      [ASSIGNOR]


                                       By:______________________________________
                                       Title:___________________________________
                                       Address:_________________________________


                                                      [ASSIGNEE]


                                       By:______________________________________
                                       Title:___________________________________
                                       Address:_________________________________


                                       6                               EXHIBIT F

                                   SCHEDULE 1
                                       TO
                           ASSIGNMENT AND ACCEPTANCE

                      NOTICE OF ASSIGNMENT AND ACCEPTANCE

_________________, 200_

Bank of America, N.A, as Agent (as hereinafter defined)
55 S. Lake Avenue, Suite 900
Pasadena, CA  91101
Attn:  Robert Mostert

Re: Westlake Chemical Corporation et al.

Ladies and Gentlemen:

      We refer to the Credit Agreement dated as of July 31, 2003 (such agreement, as it may be amended, restated, or otherwise modified from time to time, the "CREDIT AGREEMENT") by and among Westlake Chemical Corporation and certain of its domestic subsidiaries listed as Borrowers thereto (collectively, the "BORROWERS"), the Lenders referred to therein, and Bank of America, N.A., as agent for the Lenders (the "AGENT"). Terms defined in the Credit Agreement are used herein as therein defined.

      1. We hereby give the Agent notice of, and request the Agent's consent to, the assignment by __________________ (the "ASSIGNOR") to _______________
(the "ASSIGNEE") of _____% of the right, title, and interest of the Assignor in and to the Credit Agreement (including the right, title, and interest of the Assignor in and to the Revolving Commitment of the Assignor to make Revolving Loans, all outstanding Revolving Loans made by the Assignor, and the Assignor's participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the "ASSIGNMENT AND ACCEPTANCE"). We understand and agree that the Assignor's Revolving Commitment to make Revolving Loans, as of , 200 , is $ ___________, the aggregate amount of its outstanding Revolving Loans is $_____________, and its participation in Letters of Credit is $_____________.

      2. The Assignee agrees that, upon receiving the consent of the Agent to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

      3.    The following administrative details apply to the Assignee:

            (A)   Notice Address: ____________________

                  Assignee name: _____________________

                  Address: ___________________________

                  Attention: _________________________

                  Telephone:  (___) __________________

                  Telecopier:  (___) _________________


                                         SCHEDULE I TO ASSIGNMENT AND ACCEPTANCE

                  Telex (Answerback): ___

            (B)   Payment Instructions:

                  Account No.:        ______________________
                  At:                 ______________________
                                      ______________________
                                      ______________________
                  Reference:          ______________________
                  Attention:          ______________________

            4. The Agent is entitled to rely upon the representations, warranties, and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.

      IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers, or agents as of the date first above mentioned.

            Very truly yours,

            [NAME OF ASSIGNOR]

            By:     __________________________

            Title:  __________________________

            [NAME OF ASSIGNEE]

            By:     __________________________

            Title:  __________________________


ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:


Bank of America, N.A.,
as Agent

By:     _________________________
Title:  _________________________

                                   EXHIBIT G

                         FORM OF COMPLIANCE CERTIFICATE

                     (Westlake Chemical Corporation et al.)

                   FOR ________ENDED ________________, ______

                         DATE: _________________, _____

AGENT:    Bank of America, N.A.

BORROWER: Westlake Chemical Corporation and certain of its domestic subsidiaries

      This certificate is delivered under the Credit Agreement, dated as of July 31, 2003 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Agent, Westlake Chemical Corporation and certain of its domestic subsidiaries listed as Borrowers thereto (collectively, the "BORROWERS"), and the Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

      I certify to Agent and Lenders on behalf of the Loan Parties that:

      (a) I am a Responsible Officer of the Loan Parties in the position(s) set forth under my signature below;

      (b) the Financial Statements of the Loan Parties attached to this certificate were prepared in accordance with GAAP, and present fairly in all material respects the consolidated, and, with respect to annual or quarterly Financial Statements, consolidating, financial condition and results of operations of Westlake and its Subsidiaries as of, and for the (______ months, or fiscal year) ended on, ____________, _____(the "SUBJECT PERIOD") [(subject only to normal year-end audit adjustments)];

      (c) a review of the activities of the Loan Parties during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, the Loan Parties have kept, observed, performed, and fulfilled all of their respective obligations under the Loan Documents, and during the Subject Period, (i) all of the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are correct and complete in all material respects as at the date pf this certificate, except for those that speak as of a particular date, (ii) each of the Loan Parties is, as of the date of this certificate, in compliance in all material respects with all of its respective covenants and agreements in the Credit Agreement and the other Loan Documents (except for the deviations, if any, set forth on ANNEX A to this certificate), and (iii) no Event of Default (nor any Default) exists as of the date of this certificate or existed during the Subject Period and at the end of such period, which has not been cured or waived (except the Defaults or Events of Defaults, if any, described on ANNEX A to this Certificate);

      (d) ANNEX B to this certificate sets forth in reasonable detail the calculation of the Fixed Charge Coverage Ratio at the end of the Subject Period (for the immediately preceding twelve (12) month period);

      (e) to the extent any Equity Issuance or Collateral disposition occurred during the Subject


                                                                       EXHIBIT G

Period, all mandatory prepayments reductions required pursuant to SECTION 3.3 have been made;

      (f) attached hereto as ANNEX C, is a true and correct copy of a schedule indicating the outstanding principal amount of the Debt permitted by SECTION 7.13(K) of the Credit Agreement at the end of the Subject Period; and

      (g) during the Subject Period, any revisions to SCHEDULES 6.3, 6.5, 6.12, and 6.13 to the Credit Agreement or any Schedule or Annex to each Collateral Document that was required to be revised and supplied to Agent in accordance with the terms of the Loan Documents has been so revised and supplied.

                                 WESTLAKE CHEMICAL CORPORATION, ON ITS
                                 BEHALF AND AS AGENT FOR THE OTHER LOAN PARTIES


                                 By:     _______________________________________
                                         Name:  ________________________________
                                         Title: ________________________________


                                                                       EXHIBIT G

                       ANNEX A TO COMPLIANCE CERTIFICATE

                        DEVIATIONS FROM LOAN DOCUMENTS/
                         EVENTS OF DEFAULTS OR DEFAULTS

                              (If none, so state.)




                                               ANNEX A TO COMPLIANCE CERTIFICATE

                       ANNEX B TO COMPLIANCE CERTIFICATE

                    FIXED CHARGE COVERAGE RATIO CALCULATION

                 [Form to be Agreed to by Agent and Borrowers]




                                               ANNEX B TO COMPLIANCE CERTIFICATE